UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-2546

Fidelity Commonwealth Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	April 30

Date of reporting period:	April 30, 2006

Item 1. Reports to Stockholders

Fidelity® Intermediate Bond Fund

Annual Report April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months
		and one year.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	43	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	47	Notes to the financial statements.
Report of Independent	55
Registered Public
Accounting Firm
Trustees and Officers	56
Distributions	67
Proxy Voting Results	68
Board Approval of	69
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies, Inc.
and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long term success. The right mix of stocks, bonds and cash aligned to your particular risk tolerance and investment objective is very important. Age appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities which historically have been the best performing asset class over time is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more stable fixed investments (bonds or savings plans).

A third investment principle investing regularly can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy known as dollar cost averaging also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total returns reflect the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yester day is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Intermediate Bond Fund	1.36%	4.90%	5.80%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Intermediate Bond Fund on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Intermediate Government/Credit Bond Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Ford O’Neil, Portfolio Manager of Fidelity® Intermediate Bond Fund

The overall U.S. investment grade bond market had a modestly positive return for the year ending April 30, 2006. Citing the need to tighten monetary supply to help contain inflation, the Federal Reserve Board raised short term interest rates eight more times, hoisting the federal funds target rate to 4.75% . That marked its highest level since spring 2001, and the latest in a string of 15 consecutive increases since June 2004. The Fed’s actions contributed to a yield of more than 5.00% for the 10 year Treasury note, a threshold it last crossed in June 2002. For the 12 months overall, the Lehman Brothers® Aggregate Bond Index a measure of the taxable, investment grade bond market gained 0.71% . Among the major components of the benchmark, mortgage backed securities fared best on an absolute basis, helped by positive supply and demand dynamics. Agency bonds finished second, while corporates barely posted a positive return after coming under pressure from high profile downgrades in the automobile industry. Treasuries posted a slight loss.

During the past 12 months, Fidelity Intermediate Bond Fund returned 1.36%, while the Lehman Brothers Intermediate Government/Credit Bond Index and the LipperSM Short Intermediate Investment Grade Debt Funds Average each rose 0.98% . The biggest boost to the fund’s performance relative to the index was effective yield curve positioning, meaning how the fund’s assets were distributed across a range of maturities. The fund’s barbell strategy of emphasizing securities with both shorter and longer maturities than the index benefited performance as the yield curve flattened. Later, my decision to distribute the fund’s investments more evenly across the maturity spectrum also aided returns when longer term bond yields rose. Security selection within the corporate sector contributed to the fund’s outperformance of the index as well. The fund benefited from solid performance from most of my holdings in the group, led by gains in the transportation, electric utilities and real estate industries. In contrast, performance was hurt by holdings in some con sumer cyclical issuers, notably automobile companies, which came under severe pressure amid questions about their long term profitability and ability to compete on a global basis. On a sector basis, the fund did well by investing heavily outside the benchmark in higher yielding spread products, including asset backed securities, collateralized mortgage obligations and commercial mortgage backed securities, all of which outpaced comparable duration Treasuries.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a share holder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the fund, as a shareholder in the underlying affiliated central funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying affiliated central funds. These fees and expenses are not included in the fund’s annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

7 Annual Report

Shareholder Expense Example continued

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$ 1,000.00	$ 1,009.70	$ 2.24
Hypothetical (5% return per year
before expenses)	$ 1,000.00	$ 1,022.56	$ 2.26

* Expenses are equal to the Fund’s annualized expense ratio of .45%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period). The fees and expenses of the underlying affiliated central funds in which the fund invests are not included in the fund’s annualized expense ratio.

Annual Report

8

Investment Changes

We have used ratings from Moody’s® Investors Services, Inc. Where Moody’s ratings are not available, we have used S&P® ratings.

Average Years to Maturity as of April 30, 2006
6 months ago
Years	4.5	4.6

Average years to maturity is based on the average time remaining until principal payments are expected from each of the fund’s bonds, weighted by dollar amount.

Duration as of April 30, 2006
6 months ago
Years	3.6	3.4

Duration shows how much a bond fund’s price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund’s performance and share price. Accordingly, a bond fund’s actual performance may differ from this example.

The information in the above tables is based on the combined investments of the fund and its pro rata share of the investments of Fidelity’s fixed income central funds.

For an unaudited list of holdings for each fixed income central fund, visit fidelity.com.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

Nonconvertible Bonds 24.7%
	Principal	Value (Note 1)
	Amount (000s)	(000s)

CONSUMER DISCRETIONARY – 2.2%
Automobiles – 0.1%
Ford Motor Co. 6.625% 10/1/28	$ 13,490	$ 9,241
Household Durables – 0.2%
Fortune Brands, Inc. 5.125% 1/15/11	12,115	11,825
Media – 1.7%
AOL Time Warner, Inc. 6.875% 5/1/12	10,855	11,322
BSKYB Finance UK PLC 5.625% 10/15/15 (c)	15,290	14,627
Comcast Corp.:
4.95% 6/15/16	9,000	8,145
5.9% 3/15/16	16,000	15,603
Cox Communications, Inc.:
4.625% 1/15/10	5,000	4,805
4.625% 6/1/13	17,415	15,827
7.125% 10/1/12	585	614
Hearst-Argyle Television, Inc. 7% 11/15/07	6,500	6,605
Liberty Media Corp.:
5.7% 5/15/13 (b)	16,415	15,266
8.25% 2/1/30	5,300	5,079
Time Warner, Inc. 9.125% 1/15/13	14,044	16,167
Univision Communications, Inc. 3.875% 10/15/08	8,230	7,851
Viacom, Inc. 5.75% 4/30/11 (c)	8,420	8,358
		130,269
Multiline Retail – 0.2%
The May Department Stores Co. 4.8% 7/15/09	15,945	15,607

TOTAL CONSUMER DISCRETIONARY		166,942

CONSUMER STAPLES 0.4%
Beverages – 0.1%
FBG Finance Ltd. 5.125% 6/15/15 (c)	8,370	7,728
Food Products 0.1%
H.J. Heinz Co. 6.428% 12/1/08 (c)(g)	8,405	8,541
Personal Products 0.1%
Avon Products, Inc. 5.125% 1/15/11	6,805	6,661
Tobacco 0.1%
Altria Group, Inc. 7% 11/4/13	5,880	6,236
Philip Morris Companies, Inc. 7.65% 7/1/08	2,500	2,606
		8,842

TOTAL CONSUMER STAPLES		31,772

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

ENERGY 2.9%
Energy Equipment & Services – 0.6%
Petronas Capital Ltd. 7% 5/22/12 (c)	$ 29,400	$ 31,360
Weatherford International Ltd. 4.95% 10/15/13	11,940	11,300
		42,660
Oil, Gas & Consumable Fuels – 2.3%
Amerada Hess Corp. 6.65% 8/15/11	14,136	14,736
Canadian Oil Sands Ltd. 4.8% 8/10/09 (c)	10,265	9,953
Duke Capital LLC:
4.37% 3/1/09	8,965	8,685
6.25% 2/15/13	20,545	20,898
Empresa Nacional de Petroleo 6.75% 11/15/12 (c)	7,914	8,256
EnCana Holdings Finance Corp. 5.8% 5/1/14	9,605	9,551
Enterprise Products Operating LP:
4.625% 10/15/09	6,540	6,317
4.95% 6/1/10	3,860	3,737
5.6% 10/15/14	1,975	1,892
Kerr-McGee Corp. 6.875% 9/15/11	8,405	8,762
Kinder Morgan Energy Partners LP:
5.125% 11/15/14	8,675	8,124
5.35% 8/15/07	7,500	7,460
Kinder Morgan Finance Co. ULC 5.35% 1/5/11	19,640	19,295
Nexen, Inc.:
5.05% 11/20/13	7,830	7,432
5.2% 3/10/15	6,250	5,910
Pemex Project Funding Master Trust:
5.75% 12/15/15 (c)	4,230	4,010
6.125% 8/15/08	17,000	17,102
7.375% 12/15/14	8,770	9,296
7.875% 2/1/09 (g)	7,850	8,231
		179,647

TOTAL ENERGY		222,307

FINANCIALS – 11.4%
Capital Markets 1.6%
Bank of New York Co., Inc. 3.4% 3/15/13 (g)	9,150	8,802
Goldman Sachs Group, Inc.:
4.5% 6/15/10	7,300	7,029
5.25% 10/15/13	10,750	10,381
5.7% 9/1/12	18,260	18,238
6.6% 1/15/12	9,455	9,865

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Capital Markets continued
Legg Mason, Inc. 6.75% 7/2/08	$ 17,000	$ 17,455
Lehman Brothers Holdings E-Capital Trust I 5.55%
8/19/65 (c)(g)	4,800	4,814
Merrill Lynch & Co., Inc. 4.25% 2/8/10	13,855	13,276
Morgan Stanley 5.05% 1/21/11	20,815	20,316
NationsBank Corp. 6.375% 2/15/08	5,000	5,086
Scotland International Finance No. 2 BV yankee 7.7%
8/15/10 (c)	8,000	8,669
		123,931
Commercial Banks – 1.9%
Bank of America Corp.:
4.5% 8/1/10	15,556	15,014
7.4% 1/15/11	38,290	41,170
Corporacion Andina de Fomento 5.2% 5/21/13	5,145	4,923
Export-Import Bank of Korea 5.125% 2/14/11	15,230	14,884
First Union Corp. 6.4% 4/1/08	5,000	5,102
Key Bank NA 7% 2/1/11	11,045	11,678
Korea Development Bank 3.875% 3/2/09	15,040	14,418
PNC Funding Corp. 7.5% 11/1/09	9,580	10,202
Wachovia Bank NA 4.875% 2/1/15	6,065	5,644
Wachovia Corp. 4.875% 2/15/14	4,951	4,646
Wells Fargo & Co. 4% 9/10/12 (g)	5,735	5,614
Woori Bank 6.125% 5/3/16 (c)(g)	6,820	6,816
		140,111
Consumer Finance – 1.5%
Capital One Bank 6.5% 6/13/13	8,375	8,675
Capital One Financial Corp. 5.5% 6/1/15	6,125	5,884
Ford Motor Credit Co. 7% 10/1/13	13,845	12,149
General Electric Capital Corp. 6% 6/15/12	44,700	45,710
Household Finance Corp. 4.125% 11/16/09	32,165	30,799
Household International, Inc. 5.836% 2/15/08	12,875	12,980
		116,197
Diversified Financial Services – 1.0%
Alliance Capital Management LP 5.625% 8/15/06	7,995	8,003
Allstate Life Global Funding II 4.25% 9/10/08 (c)	6,525	6,370
Citigroup, Inc. 5.125% 2/14/11	11,329	11,151
International Lease Finance Corp. 4.375% 11/1/09	11,915	11,404
JPMorgan Chase & Co.:
4.891% 9/1/15 (g)	1,980	1,917

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Diversified Financial Services – continued
JPMorgan Chase & Co.: – continued
5.75% 1/2/13	$ 12,250	$ 12,249
6.75% 2/1/11	14,035	14,687
Prime Property Funding II 6.25% 5/15/07 (c)	12,100	12,130
		77,911
Insurance – 1.1%
Aegon NV 4.75% 6/1/13	13,180	12,371
Axis Capital Holdings Ltd. 5.75% 12/1/14	10,810	10,338
Marsh & McLennan Companies, Inc.:
5.15% 9/15/10	8,000	7,765
7.125% 6/15/09	7,810	8,108
Pennsylvania Mutual Life Insurance Co. 6.65% 6/15/34 (c)	11,200	11,357
Principal Life Global Funding I 6.25% 2/15/12 (c)	10,600	10,907
Prudential Financial, Inc. 4.104% 11/15/06	7,405	7,362
Symetra Financial Corp. 6.125% 4/1/16 (c)	6,910	6,757
The St. Paul Travelers Companies, Inc. 8.125% 4/15/10	8,475	9,175
		84,140
Real Estate 3.8%
Archstone Smith Operating Trust:
5.25% 12/1/10	3,490	3,424
5.25% 5/1/15	6,450	6,113
Arden Realty LP 5.2% 9/1/11	5,680	5,610
Boston Properties, Inc. 6.25% 1/15/13	6,035	6,170
Brandywine Operating Partnership LP:
4.5% 11/1/09	17,825	17,085
5.625% 12/15/10	10,695	10,551
5.75% 4/1/12	5,320	5,255
BRE Properties, Inc.:
4.875% 5/15/10	9,285	9,001
5.75% 9/1/09	5,000	5,028
Camden Property Trust:
4.375% 1/15/10	7,700	7,395
5.875% 11/30/12	8,440	8,400
CarrAmerica Realty Corp.:
3.625% 4/1/09	14,990	14,251
5.5% 12/15/10	10,560	10,517
Colonial Properties Trust 4.75% 2/1/10	10,290	9,919

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

FINANCIALS – continued
Real Estate continued
Developers Diversified Realty Corp.:
4.625% 8/1/10	$ 11,640	$ 11,132
5% 5/3/10	7,285	7,066
EOP Operating LP:
4.65% 10/1/10	10,000	9,587
4.75% 3/15/14	3,380	3,101
6.75% 2/15/12	1,505	1,566
6.8% 1/15/09	6,985	7,200
7% 7/15/11	6,964	7,325
Equity Residential 5.125% 3/15/16	7,895	7,375
Heritage Property Investment Trust, Inc.:
4.5% 10/15/09	7,380	7,066
5.125% 4/15/14	12,250	11,336
iStar Financial, Inc.:
5.375% 4/15/10	3,545	3,482
5.8% 3/15/11	19,960	19,797
Liberty Property LP 5.125% 3/2/15	3,885	3,606
Mack Cali Realty LP 7.25% 3/15/09	4,125	4,275
Post Apartment Homes LP 5.45% 6/1/12	9,290	8,884
Simon Property Group LP:
4.6% 6/15/10	6,420	6,185
4.875% 8/15/10	15,080	14,655
5.1% 6/15/15	9,490	8,882
Spieker Properties LP 7.25% 5/1/09	11,700	12,354
Tanger Properties LP 6.15% 11/15/15	13,700	13,391
		286,984
Thrifts & Mortgage Finance – 0.5%
Countrywide Home Loans, Inc. 4% 3/22/11	9,640	8,917
Independence Community Bank Corp.:
3.5% 6/20/13 (g)	2,530	2,420
3.75% 4/1/14 (g)	13,820	13,087
Washington Mutual, Inc. 4.625% 4/1/14	17,534	15,894
		40,318

TOTAL FINANCIALS		869,592

INDUSTRIALS – 1.8%
Aerospace & Defense – 0.4%
BAE Systems Holdings, Inc. 4.75% 8/15/10 (c)	10,360	9,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

INDUSTRIALS – continued
Aerospace & Defense – continued
Bombardier, Inc. 6.3% 5/1/14 (c)	$ 12,815	$ 11,822
Northrop Grumman Corp. 4.079% 11/16/06	8,300	8,246
		30,024
Airlines – 1.1%
American Airlines, Inc. pass thru trust certificates:
6.855% 10/15/10	943	958
6.978% 10/1/12	2,500	2,561
7.024% 4/15/11	7,000	7,193
7.324% 4/15/11	2,000	1,940
7.858% 4/1/13	10,380	11,038
Continental Airlines, Inc. pass thru trust certificates:
6.648% 3/15/19	11,821	11,839
6.82% 5/1/18	2,015	2,020
7.056% 3/15/11	3,130	3,220
Delta Air Lines, Inc. pass thru trust certificates:
7.111% 3/18/13	5,770	5,770
7.57% 11/18/10	14,855	14,855
U.S. Airways pass thru trust certificates 6.85% 7/30/19	5,196	5,306
United Airlines pass thru Certificates:
6.071% 9/1/14	5,492	5,422
6.201% 3/1/10	4,550	4,550
6.602% 9/1/13	6,892	6,865
		83,537
Industrial Conglomerates – 0.2%
Hutchison Whampoa International 03/13 Ltd. 6.5%
2/13/13 (c)	10,960	11,212
Road & Rail 0.1%
Norfolk Southern Corp. 6% 4/30/08	9,250	9,350

TOTAL INDUSTRIALS		134,123

MATERIALS 0.2%
Containers & Packaging – 0.0%
Sealed Air Corp. 6.95% 5/15/09 (c)	5,315	5,480
Metals & Mining – 0.1%
Corporacion Nacional del Cobre (Codelco) 6.375%
11/30/12 (c)	7,265	7,467

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

MATERIALS – continued
Paper & Forest Products 0.1%
International Paper Co. 4.25% 1/15/09	$ 5,950	$ 5,749

TOTAL MATERIALS		18,696

TELECOMMUNICATION SERVICES – 2.2%
Diversified Telecommunication Services – 1.7%
Ameritech Capital Funding Corp. 6.25% 5/18/09	5,520	5,584
AT&T Broadband Corp. 8.375% 3/15/13	13,123	14,691
BellSouth Corp. 4.2% 9/15/09	9,835	9,443
British Telecommunications PLC 8.375% 12/15/10	1,200	1,333
Deutsche Telekom International Finance BV 5.25% 7/22/13	7,505	7,170
SBC Communications, Inc. 5.875% 2/1/12	22,365	22,466
Sprint Capital Corp. 8.375% 3/15/12	12,500	14,054
Telecom Italia Capital:
4% 1/15/10	7,550	7,109
4.95% 9/30/14	10,080	9,227
Telefonos de Mexico SA de CV 4.75% 1/27/10	19,750	19,021
Verizon Global Funding Corp. 7.25% 12/1/10	8,218	8,710
Verizon New York, Inc. 6.875% 4/1/12	14,865	15,257
		134,065
Wireless Telecommunication Services – 0.5%
America Movil SA de CV 4.125% 3/1/09	4,895	4,692
AT&T Wireless Services, Inc. 7.875% 3/1/11	19,630	21,484
Vodafone Group PLC 5.5% 6/15/11	10,380	10,265
		36,441

TOTAL TELECOMMUNICATION SERVICES		170,506

UTILITIES – 3.6%
Electric Utilities – 2.1%
Cleveland Electric Illuminating Co. 5.65% 12/15/13	8,645	8,457
Exelon Corp.:
4.9% 6/15/15	15,095	13,882
6.75% 5/1/11	5,060	5,281
Exelon Generation Co. LLC 5.35% 1/15/14	9,500	9,123
FirstEnergy Corp. 6.45% 11/15/11	22,958	23,675
FPL Group Capital, Inc. 7.625% 9/15/06	2,695	2,716
Monongahela Power Co. 5% 10/1/06	6,860	6,842
Niagara Mohawk Power Corp. 8.875% 5/15/07	2,485	2,568

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Nonconvertible Bonds continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)

UTILITIES – continued
Electric Utilities – continued
Pepco Holdings, Inc.:
4% 5/15/10	$ 6,500	$ 6,093
6.45% 8/15/12	4,850	4,940
PPL Energy Supply LLC 5.7% 10/15/35	19,840	19,043
Progress Energy, Inc. 7.1% 3/1/11	24,500	25,883
Public Service Co. of Colorado 5.5% 4/1/14	13,045	12,824
Southwestern Public Service Co. 5.125% 11/1/06	3,000	2,995
TXU Energy Co. LLC 7% 3/15/13	13,930	14,427
		158,749
Gas Utilities 0.2%
Texas Eastern Transmission Corp. 7.3% 12/1/10	6,295	6,698
Transcontinental Gas Pipe Line Corp. 6.4% 4/15/16 (c)	6,130	6,069
		12,767
Independent Power Producers & Energy Traders – 0.4%
Constellation Energy Group, Inc. 7% 4/1/12	25,865	27,395
TXU Corp. 5.55% 11/15/14	8,680	8,075
		35,470
Multi-Utilities – 0.9%
Dominion Resources, Inc.:
4.75% 12/15/10	10,560	10,127
6.25% 6/30/12	25,491	25,814
MidAmerican Energy Holdings, Inc. 5.875% 10/1/12	6,305	6,313
PSEG Funding Trust I 5.381% 11/16/07	17,330	17,267
Sempra Energy 7.95% 3/1/10	4,289	4,619
TECO Energy, Inc. 7% 5/1/12	6,003	6,183
		70,323

TOTAL UTILITIES		277,309

TOTAL NONCONVERTIBLE BONDS
(Cost $1,930,249)		1,891,247

U.S. Government and Government Agency Obligations 34.2%

U.S. Government Agency Obligations 6.6%
Fannie Mae:
3.25% 1/15/08	15,650	15,173
3.25% 8/15/08	92,035	88,315
3.25% 2/15/09	38,091	36,222

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

U.S. Government and Government Agency Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency Obligations continued
Fannie Mae: – continued
3.375% 12/15/08	$ 31,355	$ 30,005
4.75% 12/15/10	16,545	16,197
5.5% 3/15/11	24,445	24,669
6% 5/15/11	47,960	49,446
6.25% 2/1/11	134,795	139,321
Freddie Mac:
4.25% 7/15/09	75,000	72,984
5% 1/30/14	23,200	22,476
5.875% 3/21/11	3,420	3,479
U.S. Department of Housing and Urban Development
Government guaranteed participation certificates
Series 1996 A, 7.66% 8/1/15	3,360	3,347

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		501,634
U.S. Treasury Inflation Protected Obligations 6.5%
U.S. Treasury Inflation-Indexed Bonds 2.375% 1/15/25	4,216	4,164
U.S. Treasury Inflation-Indexed Notes:
0.875% 4/15/10	110,122	104,705
2% 1/15/14 (d)	267,962	261,478
2% 7/15/14	131,758	128,404

TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		498,751
U.S. Treasury Obligations – 21.1%
U.S. Treasury Bonds 12% 8/15/13	115,350	132,963
U.S. Treasury Notes:
3.125% 4/15/09	492,170	468,622
3.375% 12/15/08	270,000	260,149
3.375% 10/15/09	190,000	180,871
4.25% 8/15/13	300,732	286,882
4.375% 12/15/10	20,200	19,748
4.75% 5/15/14	249,365	244,719
6.5% 2/15/10	20,000	21,091

TOTAL U.S. TREASURY OBLIGATIONS		1,615,045

TOTAL U.S. GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $2,691,915)		2,615,430

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

U.S. Government Agency Mortgage Securities 10.4%
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae – 9.2%
3.749% 12/1/34 (g)	$ 1,141	$ 1,121
3.75% 1/1/34 (g)	1,002	975
3.752% 10/1/33 (g)	1,023	998
3.752% 10/1/33 (g)	1,189	1,159
3.792% 6/1/34 (g)	4,699	4,543
3.829% 1/1/35 (g)	1,030	1,014
3.833% 4/1/33 (g)	3,144	3,088
3.847% 1/1/35 (g)	2,979	2,929
3.853% 11/1/34 (g)	6,246	6,151
3.854% 10/1/33 (g)	26,606	26,047
3.869% 1/1/35 (g)	1,778	1,751
3.913% 5/1/34 (g)	337	337
3.917% 12/1/34 (g)	952	938
3.957% 1/1/35 (g)	1,257	1,239
3.96% 5/1/33 (g)	348	343
3.978% 12/1/34 (g)	1,300	1,282
3.983% 12/1/34 (g)	6,523	6,432
3.988% 1/1/35 (g)	801	790
4% 7/1/18	16,898	15,800
4.006% 2/1/35 (g)	891	878
4.021% 2/1/35 (g)	810	800
4.048% 10/1/18 (g)	929	912
4.05% 1/1/35 (g)	471	465
4.066% 4/1/33 (g)	347	343
4.09% 2/1/35 (g)	648	639
4.091% 2/1/35 (g)	1,681	1,659
4.092% 2/1/35 (g)	603	595
4.106% 2/1/35 (g)	3,168	3,129
4.109% 1/1/35 (g)	1,824	1,800
4.115% 2/1/35 (g)	2,074	2,047
4.122% 1/1/35 (g)	3,178	3,138
4.144% 1/1/35 (g)	2,694	2,669
4.153% 2/1/35 (g)	1,670	1,649
4.166% 11/1/34 (g)	418	413
4.176% 1/1/35 (g)	1,548	1,529
4.178% 1/1/35 (g)	3,241	3,205
4.178% 1/1/35 (g)	2,146	2,087
4.188% 10/1/34 (g)	2,666	2,646
4.22% 3/1/34 (g)	874	856
4.223% 1/1/35 (g)	930	920
4.226% 10/1/34 (g)	2,057	2,037

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
4.248% 1/1/34 (g)	$ 2,736	$ 2,687
4.25% 2/1/35 (g)	1,086	1,057
4.267% 2/1/35 (g)	593	587
4.27% 10/1/34 (g)	310	307
4.28% 8/1/33 (g)	2,060	2,035
4.283% 3/1/35 (g)	968	957
4.287% 7/1/34 (g)	802	799
4.294% 3/1/33 (g)	1,237	1,223
4.299% 5/1/35 (g)	1,382	1,368
4.304% 3/1/33 (g)	460	447
4.315% 10/1/33 (g)	466	459
4.316% 3/1/33 (g)	540	526
4.339% 9/1/34 (g)	1,388	1,376
4.345% 6/1/33 (g)	599	592
4.354% 9/1/34 (g)	3,307	3,297
4.356% 1/1/35 (g)	1,076	1,049
4.357% 4/1/35 (g)	674	667
4.362% 2/1/34 (g)	2,423	2,383
4.392% 1/1/35 (g)	1,213	1,202
4.393% 11/1/34 (g)	13,928	13,807
4.395% 5/1/35 (g)	3,048	3,014
4.398% 2/1/35 (g)	1,631	1,591
4.434% 10/1/34 (g)	5,090	5,051
4.436% 4/1/34 (g)	1,599	1,581
4.438% 3/1/35 (g)	1,456	1,420
4.465% 8/1/34 (g)	3,149	3,100
4.474% 5/1/35 (g)	993	983
4.481% 1/1/35 (g)	1,465	1,454
4.495% 3/1/35 (g)	3,465	3,387
4.512% 10/1/35 (g)	459	453
4.521% 3/1/35 (g)	3,171	3,101
4.526% 2/1/35 (g)	16,668	16,440
4.54% 2/1/35 (g)	6,633	6,583
4.541% 7/1/34 (g)	1,553	1,555
4.543% 2/1/35 (g)	685	680
4.545% 7/1/35 (g)	3,769	3,731
4.546% 2/1/35 (g)	1,044	1,036
4.555% 1/1/35 (g)	2,090	2,075
4.559% 9/1/34 (g)	3,906	3,881
4.579% 2/1/35 (g)	3,098	3,040
4.584% 8/1/34 (g)	1,393	1,394

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
4.584% 7/1/35 (g)	$ 4,009	$ 3,972
4.587% 2/1/35 (g)	10,113	9,910
4.618% 7/1/34 (g)	39,730	39,519
4.626% 11/1/34 (g)	3,306	3,250
4.629% 9/1/34 (g)	419	420
4.633% 3/1/35 (g)	522	518
4.641% 1/1/33 (g)	689	685
4.668% 11/1/34 (g)	3,582	3,526
4.677% 3/1/35 (g)	8,277	8,229
4.704% 3/1/35 (g)	1,756	1,725
4.705% 10/1/32 (g)	247	246
4.726% 7/1/34 (g)	2,992	2,951
4.728% 1/1/35 (g)	4,782	4,759
4.731% 2/1/33 (g)	215	214
4.74% 10/1/34 (g)	3,922	3,867
4.746% 1/1/35 (g)	195	194
4.747% 10/1/32 (g)	269	268
4.78% 12/1/34 (g)	2,799	2,759
4.798% 12/1/32 (g)	1,436	1,431
4.798% 12/1/34 (g)	1,101	1,086
4.812% 6/1/35 (g)	4,808	4,779
4.815% 2/1/33 (g)	1,470	1,465
4.815% 5/1/33 (g)	64	63
4.83% 8/1/34 (g)	1,109	1,107
4.844% 11/1/34 (g)	3,160	3,121
4.873% 10/1/34 (g)	11,835	11,700
4.969% 12/1/32 (g)	102	101
4.984% 11/1/32 (g)	763	762
5% 12/1/17 to 8/1/18	66,627	65,067
5% 2/1/35 (g)	475	474
5.042% 7/1/34 (g)	604	600
5.063% 11/1/34 (g)	271	271
5.081% 9/1/34 (g)	9,954	9,886
5.103% 9/1/34 (g)	1,053	1,047
5.104% 5/1/35 (g)	6,987	6,980
5.172% 5/1/35 (g)	3,916	3,890
5.177% 5/1/35 (g)	10,780	10,705
5.197% 8/1/33 (g)	1,487	1,481
5.197% 6/1/35 (g)	4,952	4,953
5.221% 5/1/35 (g)	11,082	11,012
5.231% 3/1/35 (g)	603	601

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fannie Mae continued
5.318% 7/1/35 (g)	$ 675	$ 676
5.343% 12/1/34 (g)	1,767	1,764
5.5% 3/1/14 to 12/1/33	146,557	145,285
5.505% 2/1/36 (g)	18,501	18,437
5.636% 1/1/36 (g)	5,163	5,164
6.5% 4/1/13 to 3/1/35	82,580	84,281
7% 7/1/25 to 2/1/32	178	184
7.5% 8/1/13 to 8/1/29	1,557	1,626
12.5% 3/1/15 to 8/1/15	29	33

TOTAL FANNIE MAE		700,772
Freddie Mac – 0.9%
4.05% 12/1/34 (g)	1,076	1,058
4.106% 12/1/34 (g)	1,532	1,508
4.152% 1/1/35 (g)	1,496	1,473
4.263% 3/1/35 (g)	1,423	1,403
4.294% 5/1/35 (g)	2,515	2,482
4.304% 12/1/34 (g)	1,517	1,475
4.33% 1/1/35 (g)	3,456	3,411
4.353% 2/1/35 (g)	3,091	3,051
4.359% 3/1/35 (g)	2,324	2,258
4.379% 2/1/35 (g)	2,898	2,818
4.443% 3/1/35 (g)	1,493	1,452
4.45% 2/1/34 (g)	1,441	1,416
4.462% 6/1/35 (g)	2,158	2,128
4.482% 3/1/35 (g)	1,632	1,590
4.484% 3/1/35 (g)	10,154	9,983
4.552% 2/1/35 (g)	2,359	2,300
4.768% 10/1/32 (g)	199	197
4.869% 3/1/33 (g)	554	551
5.007% 4/1/35 (g)	7,811	7,772
5.143% 4/1/35 (g)	6,859	6,784
5.338% 6/1/35 (g)	4,973	4,945
5.571% 1/1/36 (g)	9,060	9,016
5.588% 4/1/32 (g)	283	285
7% 9/1/06 to 7/1/13	1,256	1,278
7.5% 4/1/07 to 1/1/33	1,900	1,960
8.5% 6/1/13	3	3

TOTAL FREDDIE MAC		72,597

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

U.S. Government Agency Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Government National Mortgage Association 0.3%
4.25% 7/20/34 (g)	$ 2,196	$ 2,164
7% 3/15/26 to 11/15/32	17,499	18,188
7.5% 3/15/28	11	12
8% 7/15/17 to 8/15/30	4,938	5,188

TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION		25,552

TOTAL U.S. GOVERNMENT AGENCY MORTGAGE SECURITIES
(Cost $812,259)		798,921

Asset Backed Securities 5.8%

Accredited Mortgage Loan Trust Series 2003-2 Class A1,
4.23% 10/25/33	5,576	5,420
ACE Securities Corp.:
Series 2003-HE1 Class A2, 5.3694% 11/25/33 (g)	283	283
Series 2004-HE1:
Class M1, 5.4594% 2/25/34 (g)	2,700	2,708
Class M2, 6.0594% 2/25/34 (g)	3,053	3,074
Aircraft Lease Securitization Ltd. Series 2005-1 Class C1,
8.75% 9/9/30 (c)(g)	2,023	2,048
American Express Credit Account Master Trust Series 2004-1
Class B, 5.1513% 9/15/11 (g)	7,275	7,304
AmeriCredit Automobile Receivables Trust:
Series 2002-EM Class A4A, 3.67% 6/8/09	5,169	5,146
Series 2003-BX Class A4B, 4.78% 1/6/10 (g)	3,678	3,684
Series 2004-1:
Class B, 3.7% 1/6/09	865	855
Class C, 4.22% 7/6/09	925	910
Class D, 5.07% 7/6/10	6,515	6,443
Series 2005-1 Class E, 5.82% 6/6/12 (c)	3,856	3,844
Series 2006-1:
Class A3, 5.11% 10/6/10	298	297
Class B1, 5.2% 3/6/11	910	909
Class C1, 5.28% 11/6/11	5,595	5,552
Class D, 5.49% 4/6/12	6,425	6,367
Class E1, 6.62% 5/6/13 (c)	6,890	6,885
Ameriquest Mortgage Securities, Inc.:
Series 2003-3 Class M1, 5.7594% 3/25/33 (g)	4,892	4,916
Series 2004-R2:
Class M1, 5.3894% 4/25/34 (g)	1,525	1,525
Class M2, 5.4394% 4/25/34 (g)	1,175	1,175

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Amortizing Residential Collateral Trust Series 2002-BC3
Class A, 5.2894% 6/25/32 (g)	$ 914	$ 917
ARG Funding Corp. Series 2005-1A Class A1, 4.02%
4/20/09 (c)	3,000	2,926
Argent Securities, Inc. Series 2004-W7:
Class M1, 5.5094% 5/25/34 (g)	4,965	5,000
Class M2, 5.5594% 5/25/34 (g)	4,035	4,062
Asset Backed Securities Corp. Home Equity Loan Trust
Series 2003-HE7 Class A3, 5.2613% 12/15/33 (g)	1,546	1,551
Bank One Issuance Trust:
Series 2002-B1 Class B1, 5.2813% 12/15/09 (g)	6,625	6,642
Series 2002-C1 Class C1, 5.8613% 12/15/09 (g)	9,450	9,517
Series 2004-B2 Class B2, 4.37% 4/15/12	23,000	22,297
Bayview Financial Asset Trust Series 2003-F Class A, 5.5%
9/28/43 (g)	6,286	6,290
Bear Stearns Asset Backed Securities I Series 2005-HE2:
Class M1, 5.4594% 2/25/35 (g)	8,255	8,291
Class M2, 5.7094% 2/25/35 (g)	3,010	3,032
Capital Auto Receivables Asset Trust Series 2006-1:
Class A3, 5.03% 10/15/09	3,025	3,011
Class B, 5.26% 10/15/10	2,875	2,852
Capital One Auto Finance Trust Series 2002-C Class A4,
3.44% 6/15/09	5,631	5,586
Capital One Multi-Asset Execution Trust:
Series 2003-B5 Class B5, 4.79% 8/15/13	8,070	7,811
Series 2004-6 Class B, 4.15% 7/16/12	13,275	12,769
CDC Mortgage Capital Trust Series 2004-HE2 Class M2,
6.1594% 7/26/34 (g)	2,851	2,875
Cendant Timeshare Receivables Funding LLC Series 2005-1A
Class A1, 4.67% 5/20/17 (c)	4,822	4,725
CIT Equipment Collateral Trust Series 2006-VT1 Class A3,
5.13% 12/21/08	10,240	10,208
Citibank Credit Card Issuance Trust:
Series 2005-B1 Class B1, 4.4% 9/15/10	32,115	31,394
Series 2006-B2 Class B2, 5.15% 3/7/11	6,855	6,807
CNH Equipment Trust Series 2006-A Class A3, 5.2% 8/16/10	7,330	7,316
Countrywide Home Loans, Inc.:
Series 2004-2 Class M1, 5.4594% 5/25/34 (g)	8,975	9,001
Series 2004-3 Class M1, 5.4594% 6/25/34 (g)	1,800	1,806
Crown Castle Towers LLC/Crown Atlantic Holdings Sub
LLC/Crown Communication, Inc. Series 2005-1A:
Class B, 4.878% 6/15/35 (c)	6,064	5,851
Class C, 5.074% 6/15/35 (c)	5,505	5,293

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Fieldstone Mortgage Investment Corp. Series 2003-1:
Class M1, 5.6394% 11/25/33 (g)	$ 114	$ 114
Class M2, 6.7094% 11/25/33 (g)	1,000	1,005
First Franklin Mortgage Loan Trust Series 2004-FF2:
Class M3, 5.5094% 3/25/34 (g)	500	501
Class M4, 5.8594% 3/25/34 (g)	375	378
Ford Credit Auto Owner Trust Series 2006-A Class A3, 5.05%
11/15/09	7,080	7,052
Fremont Home Loan Trust:
Series 2004 A:
Class M1, 5.5094% 1/25/34 (g)	5,569	5,602
Class M2, 6.1094% 1/25/34 (g)	6,475	6,533
Series 2005 A:
Class M1, 5.3894% 1/25/35 (g)	2,000	2,011
Class M2, 5.4194% 1/25/35 (g)	2,875	2,887
Class M3, 5.4494% 1/25/35 (g)	1,550	1,559
Class M4, 5.6394% 1/25/35 (g)	1,125	1,136
GCO Slims Trust Series 2006-1A, 5.72% 3/1/22 (c)	8,500	8,354
GSAMP Trust:
Series 2002-HE Class M1, 6.1725% 11/20/32 (g)	4,247	4,258
Series 2004-FM2:
Class M1, 5.4594% 1/25/34 (g)	3,270	3,270
Class M2, 6.0594% 1/25/34 (g)	1,800	1,800
Class M3, 6.2594% 1/25/34 (g)	1,800	1,800
Home Equity Asset Trust Series 2003-2 Class M1, 5.8394%
8/25/33 (g)	3,183	3,195
Household Home Equity Loan Trust:
Series 2003-2 Class M, 5.5025% 9/20/33 (g)	1,067	1,068
Series 2004-1 Class M, 5.4425% 9/20/33 (g)	2,040	2,047
HSBC Home Equity Loan Trust Series 2005-2:
Class M1, 5.2363% 1/20/35 (g)	2,471	2,475
Class M2, 5.2663% 1/20/35 (g)	1,853	1,858
Hyundai Auto Receivables Trust:
Series 2004-1 Class A4, 5.26% 11/15/12	6,095	6,078
Series 2006-1:
Class A3, 5.13% 6/15/10	2,285	2,281
Class B, 5.29% 11/15/12	940	938
Class C, 5.34% 11/15/12	1,225	1,222
Long Beach Mortgage Loan Trust Series 2004-2:
Class M1, 5.4894% 6/25/34 (g)	5,225	5,235
Class M2, 6.0394% 6/25/34 (g)	1,705	1,720
MBNA Credit Card Master Note Trust:
Series 2002-B4 Class B4, 5.4013% 3/15/10 (g)	6,335	6,372

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
MBNA Credit Card Master Note Trust: – continued
Series 2003-B2 Class B2, 5.2913% 10/15/10 (g)	$ 1,805	$ 1,816
Meritage Mortgage Loan Trust Series 2004-1:
Class M1, 5.4594% 7/25/34 (g)	2,625	2,625
Class M2, 5.5094% 7/25/34 (g)	450	450
Class M3, 5.9094% 7/25/34 (g)	955	955
Class M4, 6.0594% 7/25/34 (g)	650	651
Merrill Lynch Mortgage Investors, Inc.:
Series 2003-HE1 Class M1, 5.6594% 7/25/34 (g)	3,105	3,128
Series 2003-OPT1 Class M1, 5.6094% 7/25/34 (g)	6,775	6,816
Morgan Stanley ABS Capital I, Inc. Series 2003-NC7
Class M1, 5.6594% 6/25/33 (g)	2,586	2,594
Morgan Stanley Dean Witter Capital I Trust:
Series 2001-NC4 Class M1, 5.9594% 1/25/32 (g)	4,293	4,297
Series 2002-NC3 Class A3, 5.2994% 8/25/32 (g)	89	89
National Collegiate Funding LLC Series 2004-GT1 Class IO1,
7.87% 6/25/10 (c)(g)(i)	10,160	2,906
National Collegiate Student Loan Trust:
Series 2004-2 Class AIO, 9.75% 10/25/14 (i)	10,350	4,672
Series 2005-GT1 Class AIO, 6.75% 12/25/09 (i)	5,100	1,152
Nissan Auto Lease Trust Series 2003-A Class A3B, 2.57%
6/15/09	2,751	2,736
Park Place Securities, Inc. Series 2005-WCH1 Class M2,
5.4794% 1/25/35 (g)	5,025	5,049
Providian Master Note Trust Series 2006-B1A Class B1, 5.35%
3/15/13 (c)	13,865	13,817
Salomon Brothers Mortgage Securities VII, Inc.
Series 2003-UP1 Class A, 3.45% 4/25/32 (c)	2,956	2,815
Structured Asset Securities Corp. Series 2004-GEL1 Class A,
5.3194% 2/25/34 (g)	733	732
Superior Wholesale Inventory Financing Trust VII
Series 2003-A8 Class CTFS, 5.3513% 3/15/11 (c)(g)	8,835	8,834
Superior Wholesale Inventory Financing Trust XII
Series 2005-A12:
Class B, 5.3813% 6/15/10 (g)	7,360	7,343
Class C, 6.1013% 6/15/10 (g)	3,680	3,689
Terwin Mortgage Trust Series 2003-4HE Class A1, 5.3894%
9/25/34 (g)	1,019	1,023
Triad Auto Receivables Owner Trust Series 2002-A Class A4,
3.24% 8/12/09	5,638	5,586

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Asset Backed Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
WFS Financial Owner Trust Series 2004-3 Class A4, 3.93%
2/17/12	$ 13,280	$ 13,008
World Omni Auto Receivables Trust Series 2006-A Class A3,
5.01% 10/15/10	6,805	6,778
TOTAL ASSET BACKED SECURITIES
(Cost $446,296)		443,485

Collateralized Mortgage Obligations 4.2%

Private Sponsor 2.1%
Adjustable Rate Mortgage Trust floater:
Series 2004-1 Class 9A2, 5.3594% 1/25/34 (g)	3,200	3,211
Series 2005-2 Class 6A2, 5.2394% 6/25/35 (g)	1,895	1,897
Bank of America Mortgage Securities, Inc. Series 2005-E Class
2A7, 4.6134% 6/25/35 (g)	8,095	7,867
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-6
Class 1A1, 5.1215% 8/25/35 (g)	17,897	17,760
CS First Boston Mortgage Securities Corp. floater:
Series 2004-AR3 Class 6A2, 5.3294% 4/25/34 (g)	1,255	1,256
Series 2004-AR6 Class 9A2, 5.3294% 10/25/34 (g)	2,612	2,617
Granite Master Issuer PLC floater Series 2006-1A Class C2,
5.2569% 12/20/54 (c)(g)	6,300	6,298
JPMorgan Mortgage Trust Series 2005-A8 Class 2A3,
4.9624% 11/25/35 (g)	2,290	2,233
Master Seasoned Securitization Trust Series 2004-1 Class 1A1,
6.237% 8/25/17 (g)	6,674	6,715
Merrill Lynch Mortgage Investors, Inc.:
floater Series 2005-B Class A2, 4.79% 7/25/30 (g)	7,879	7,873
Series 2003-E Class XA1, 0.9967% 10/25/28 (g)(i)	40,609	370
Series 2003-G Class XA1, 1% 1/25/29 (i)	36,061	364
Series 2003-H Class XA1, 1% 1/25/29 (c)(i)	31,402	325
Opteum Mortgage Acceptance Corp. floater Series 2005-3
Class APT, 5.2494% 7/25/35 (g)	6,115	6,120
Residential Asset Mortgage Products, Inc. sequential pay:
Series 2003-SL1 Class A31, 7.125% 4/25/31	4,631	4,631
Series 2004-SL2 Class A1, 6.5% 10/25/16	1,253	1,267
Residential Finance LP/Residential Finance Development Corp.
floater Series 2003-CB1:
Class B3, 6.2988% 6/10/35 (c)(g)	4,002	4,080
Class B4, 6.4988% 6/10/35 (c)(g)	3,581	3,656
Class B5, 7.0988% 6/10/35 (c)(g)	2,446	2,504
Class B6, 7.5988% 6/10/35 (c)(g)	1,449	1,488

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Private Sponsor continued
Residential Funding Securities Corp. Series 2003-RP2
Class A1, 5.4094% 6/25/33 (c)(g)	$ 3,544	$ 3,559
Sequoia Mortgage Funding Trust Series 2003-A Class AX1,
0.8% 10/21/08 (c)(i)	122,204	576
Sequoia Mortgage Trust floater Series 2004-8 Class A2, 5.31%
9/20/34 (g)	5,839	5,845
Wachovia Mortgage Loan Trust LLC Series 2005-B Class 2A4,
5.1893% 10/20/35 (g)	1,835	1,805
WAMU Mortgage pass thru certificates floater
Series 2005-AR13 Class A1C1, 5.1494% 10/25/45 (g)	9,692	9,686
Washington Mutual Mortgage Securities Corp. sequential pay:
Series 2003-MS9 Class 2A1, 7.5% 12/25/33	1,245	1,261
Series 2004-RA2 Class 2A, 7% 7/25/33	1,861	1,900
Wells Fargo Mortgage Backed Securities Trust:
Series 2005-AR10 Class 2A2, 4.1095% 6/25/35 (g)	14,543	14,204
Series 2005-AR4 Class 2A2, 4.5306% 4/25/35 (g)	12,488	12,155
Series 2005-AR9 Class 2A1, 4.3623% 5/25/35 (g)	7,076	6,962
Series 2006-AR8 Class 2A6, 5.24% 4/25/36 (g)	18,835	18,625

TOTAL PRIVATE SPONSOR		159,110
U.S. Government Agency 2.1%
Fannie Mae planned amortization class Series 2003-39
Class PV, 5.5% 9/25/22	15,835	15,677
Fannie Mae guaranteed REMIC pass thru certificates:
planned amortization class:
Series 2002-73 Class QC, 5.5% 1/25/26	10,723	10,712
Series 2003-84 Class GC, 4.5% 5/25/15	7,965	7,721
Series 2005-67 Class HD, 5.5% 12/25/30	14,745	14,626
sequential pay:
Series 2004-3 Class BA, 4% 7/25/17	945	902
Series 2004-45 Class AV, 4.5% 10/25/22	6,985	6,881
Series 2004-86 Class KC, 4.5% 5/25/19	4,047	3,895
Series 2004-91 Class AH, 4.5% 5/25/29	8,143	7,908
Series 2005-41 Class LA, 5.5% 5/25/35	11,616	11,394
Freddie Mac:
planned amortization class:
Series 2104 Class PG, 6% 12/15/28	8,225	8,244
Series 3033 Class UD, 5.5% 10/15/30	5,585	5,539
sequential pay Series 2516 Class AH, 5% 1/15/16	4,542	4,502

See accompanying notes which are an integral part of the financial statements.

Annual Report

28

Collateralized Mortgage Obligations continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
U.S. Government Agency continued
Freddie Mac Multi-class participation certificates guaranteed:
planned amortization class:
Series 2425 Class JH, 6% 3/15/17	$ 6,945	$ 7,019
Series 2489 Class PD, 6% 2/15/31	3,516	3,528
Series 2543 Class QT, 5.5% 4/15/22	10,607	10,408
Series 2702 Class WB, 5% 4/15/17	13,170	12,922
Series 3018 Class UD, 5.5% 9/15/30	9,030	8,953
sequential pay:
Series 2777 Class AB, 4.5% 6/15/29	18,520	17,977
Series 2809 Class UA, 4% 12/15/14	5,498	5,366

TOTAL U.S. GOVERNMENT AGENCY		164,174

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
(Cost $326,988)		323,284

Commercial Mortgage Securities 6.1%

Asset Securitization Corp.:
sequential pay Series 1995-MD4 Class A1, 7.1% 8/13/29	521	528
Series 1997-D5 Class PS1, 1.107% 2/14/43 (g)(i)	95,030	3,984
Banc of America Commercial Mortgage, Inc.:
sequential pay:
Series 2004-2 Class A3, 4.05% 11/10/38	6,527	6,154
Series 2004-4 Class A3, 4.128% 7/10/42	7,860	7,573
Series 2003-2 Class XP, 0.4123% 3/11/41 (c)(g)(i)	160,844	1,683
Banc of America Large Loan, Inc.:
floater Series 2003-BBA2:
Class A3, 5.2213% 11/15/15 (c)(g)	6,740	6,746
Class C, 5.3713% 11/15/15 (c)(g)	1,385	1,388
Class D, 5.4513% 11/15/15 (c)(g)	2,155	2,165
Class F, 5.8013% 11/15/15 (c)(g)	1,535	1,540
Class H, 6.3013% 11/15/15 (c)(g)	1,385	1,393
Class J, 6.8513% 11/15/15 (c)(g)	1,430	1,442
Class K, 7.5013% 11/15/15 (c)(g)	1,290	1,284
Series 2006-ESH:
Class A, 5.74% 7/14/11 (c)(g)	3,771	3,756
Class B, 5.84% 7/14/11 (c)(g)	1,881	1,873
Class C, 5.99% 7/14/11 (c)(g)	3,766	3,751
Class D, 6.62% 7/14/11 (c)(g)	2,189	2,182

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Bank of America Large Loan, Inc. floater:
Series 2005 ESHA:
Class E, 5.46% 7/14/20 (c)(g)	$ 3,695	$ 3,709
Class F, 5.63% 7/14/20 (c)(g)	2,230	2,238
Class G, 5.76% 7/14/20 (c)(g)	1,115	1,119
Class H, 5.98% 7/14/20 (c)(g)	1,485	1,490
Series 2005-MIB1:
Class C, 5.2113% 3/15/22 (c)(g)	1,710	1,709
Class D, 5.2613% 3/15/22 (c)(g)	1,730	1,729
Class F, 5.3713% 3/15/22 (c)(g)	1,685	1,684
Class G, 5.4313% 3/15/22 (c)(g)	1,090	1,089
Bayview Commercial Asset Trust:
floater:
Series 2004-1:
Class A, 5.3194% 4/25/34 (c)(g)	6,622	6,630
Class B, 6.8594% 4/25/34 (c)(g)	767	774
Class M1, 5.5194% 4/25/34 (c)(g)	627	629
Class M2, 6.1594% 4/25/34 (c)(g)	558	563
Series 2004-2:
Class A, 5.3894% 8/25/34 (c)(g)	6,727	6,748
Class M1, 5.5394% 8/25/34 (c)(g)	2,172	2,184
Series 2004-3:
Class A1, 5.3294% 1/25/35 (c)(g)	7,708	7,727
Class A2, 5.3794% 1/25/35 (c)(g)	1,065	1,066
Class M1, 5.4594% 1/25/35 (c)(g)	1,320	1,323
Class M2, 5.9594% 1/25/35 (c)(g)	852	861
Series 2005-4A:
Class A2, 5.3494% 1/25/36 (c)(g)	9,318	9,324
Class B1, 6.3594% 1/25/36 (c)(g)	785	793
Class M1, 5.4094% 1/25/36 (c)(g)	2,942	2,950
Class M2, 5.4294% 1/25/36 (c)(g)	883	886
Class M3, 5.4594% 1/25/36 (c)(g)	1,275	1,279
Class M4, 5.5694% 1/25/36 (c)(g)	687	689
Class M5, 5.6094% 1/25/36 (c)(g)	687	689
Class M6, 5.6594% 1/25/36 (c)(g)	785	788
Series 2004-1 Class IO, 1.25% 4/25/34 (c)(i)	71,686	3,965
Bear Stearns Commercial Mortgage Securities, Inc.:
Series 2003-PWR2 Class X2, 0.5776% 5/11/39 (c)(g)(i)	121,066	2,499
Series 2003-T12 Class X2, 0.7259% 8/13/39 (c)(g)(i)	111,711	2,396

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Commercial Mortgage Securities continued
		Principal	Value (Note 1)
		Amount (000s)	(000s)
Bear Stearns Commercial Mortgage Securities, Inc.: -
continued
Series 2004 ESA:
Class C, 4.937% 5/14/16 (c)		$ 970	$ 958
Class D, 4.986% 5/14/16 (c)		1,650	1,631
Class E, 5.064% 5/14/16 (c)		5,120	5,079
Class F, 5.182% 5/14/16 (c)		1,230	1,222
CDC Commercial Mortgage Trust Series 2002-FX1 Class XCL,
0.6989% 5/15/35 (c)(g)(i)		120,453	6,601
Chase Commercial Mortgage Securities Corp.:
sequential pay Series 1999-2 Class A1, 7.032% 1/15/32	.	1,746	1,752
Series 1999-2:
Class E, 7.734% 1/15/32		4,010	4,297
Class F, 7.734% 1/15/32		2,170	2,322
COMM:
floater Series 2002-FL7 Class D, 5.4713% 11/15/14 (c)(g)		697	698
sequential pay Series 1999-1 Class A2, 6.455% 5/15/32	.	11,760	11,995
Series 2004-LBN2 Class X2, 1.0437% 3/10/39 (c)(g)(i)		19,214	612
Commercial Mortgage Asset Trust sequential pay
Series 1999-C2 Class A2, 7.546% 11/17/32 (g)		11,450	12,091
Commercial Mortgage pass thru certificates floater:
Series 2004-HTL1:
Class B, 5.3513% 7/15/16 (c)(g)		230	230
Class D, 5.4513% 7/15/16 (c)(g)		524	524
Class E, 5.6513% 7/15/16 (c)(g)		373	373
Class F, 5.7013% 7/15/16 (c)(g)		395	395
Class H, 6.2013% 7/15/16 (c)(g)		1,145	1,146
Class J, 6.3513% 7/15/16 (c)(g)		439	439
Class K, 7.2513% 7/15/16 (c)(g)		493	494
Series 2005-FL11:
Class B, 5.1513% 11/15/17 (c)(g)		3,719	3,719
Class E, 5.2913% 11/15/17 (c)(g)		1,685	1,684
Class F, 5.3513% 11/15/17 (c)(g)		1,530	1,530
CS First Boston Mortgage Securities Corp.:
floater Series 2004-HC1:
Class A2, 5.4013% 12/15/21 (c)(g)		1,935	1,935
Class B, 5.6513% 12/15/21 (c)(g)		5,040	5,040
sequential pay:
Series 1998-C1 Class A1B, 6.48% 5/17/40		13,695	13,957
Series 1999-C1 Class A2, 7.29% 9/15/41		11,361	11,899
Series 2004-C1 Class A4, 4.75% 1/15/37		3,960	3,724

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
CS First Boston Mortgage Securities Corp.: – continued
Series 2001-CKN5 Class AX, 0.9073% 9/15/34 (c)(g)(i)	$ 109,163	$ 6,146
Series 2003-C4 Class ASP, 0.4324% 8/15/36 (c)(g)(i)	98,789	1,430
Series 2004-C1 Class ASP, 0.9369% 1/15/37 (c)(g)(i)	92,452	2,894
Deutsche Mortgage & Asset Receiving Corp. sequential pay
Series 1998-C1 Class D, 7.231% 6/15/31	11,355	11,777
DLJ Commercial Mortgage Corp. sequential pay
Series 2000-CF1 Class A1A, 7.45% 6/10/33	1,813	1,819
Equitable Life Assurance Society of the United States
sequential pay Series 174 Class A1, 7.24%
5/15/06 (c)	6,000	6,005
First Union-Lehman Brothers Commercial Mortgage
Trust sequential pay Series 1997-C2 Class A3, 6.65%
11/18/29	4,249	4,301
GE Capital Commercial Mortgage Corp. Series 2001-1
Class X1, 0.4789% 5/15/33 (c)(g)(i)	88,933	3,039
GGP Mall Properties Trust sequential pay Series 2001-C1A
Class A2, 5.007% 11/15/11 (c)	6,909	6,900
Ginnie Mae guaranteed Multi-family pass thru securities
sequential pay Series 2002-35 Class C, 5.8884%
10/16/23 (g)	1,656	1,677
Ginnie Mae guaranteed REMIC pass thru securities
sequential pay Series 2003-47 Class C, 4.227%
10/16/27	15,506	14,953
GMAC Commercial Mortgage Securities, Inc.:
sequential pay Series 1997-C2 Class A3, 6.566%
4/15/29	4,494	4,557
Series 2003-C3 Class X2, 0.7143% 12/10/38 (c)(g)(i)	117,141	2,731
Series 2004-C3 Class X2, 0.7315% 12/10/41 (g)(i)	70,097	1,747
Greenwich Capital Commercial Funding Corp.:
Series 2003-C1 Class XP, 2.0977% 7/5/35 (c)(g)(i)	75,603	4,329
Series 2003-C2 Class XP, 1.0327% 1/5/36 (c)(g)(i)	134,321	4,382
Series 2005-GG3 Class XP, 0.8029% 8/10/42 (c)(g)(i)	324,745	9,926
GS Mortgage Securities Corp. II:
sequential pay Series 2003-C1 Class A2A, 3.59%
1/10/40	10,690	10,408
Series 2001-LIBA Class C, 6.733% 2/14/16 (c)	4,130	4,350
Series 2005-GG4 Class XP, 0.7342% 7/10/39 (c)(g)(i)	243,635	7,869
Series 2006-GG6 Class A2, 5.506% 4/10/38 (g)	7,850	7,850

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Hilton Hotel Pool Trust Series 2000-HLTA Class D, 7.555%
10/3/15 (c)	$ 7,290	$ 7,571
Host Marriott Pool Trust sequential pay Series 1999-HMTA:
Class A, 6.98% 8/3/15 (c)	3,558	3,650
Class B, 7.3% 8/3/15 (c)	2,810	2,962
Class D, 7.97% 8/3/15 (c)	2,310	2,483
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2004-C1 Class X2, 0.9964% 1/15/38 (c)(g)(i)	23,512	833
Series 2004-CB8 Class X2, 1.162% 1/12/39 (c)(g)(i)	28,786	1,163
LB-UBS Commercial Mortgage Trust:
sequential pay:
Series 2000-C3 Class A2, 7.95% 1/15/10	10,855	11,728
Series 2003-C3 Class A2, 3.086% 5/15/27	9,205	8,816
Series 2001-C3 Class B, 6.512% 6/15/36	5,490	5,738
Series 2004-C2 Class XCP, 1.4108% 3/1/36 (c)(i)	64,009	2,405
Leafs CMBS I Ltd./Leafs CMBS I Corp. Series 2002-1A Class B,
4.13% 11/20/37 (c)	5,000	4,527
Lehman Brothers Floating Rate Commercial Mortgage Trust
floater Series 2003-LLFA Class K1, 7.4513%
12/16/14 (c)(g)	4,035	4,004
Morgan Stanley Capital I, Inc.:
sequential pay Series 1998-HF2 Class A2, 6.48%
11/15/30	5,218	5,315
Series 2003-IQ5 Class X2, 0.9879% 4/15/38 (c)(g)(i)	53,277	1,720
Series 2003-IQ6 Class X2, 0.5991% 12/15/41 (c)(g)(i)	93,948	2,346
Series 2005-IQ9 Class X2, 1.0698% 7/15/56 (c)(g)(i)	83,109	3,640
Morgan Stanley Dean Witter Capital I Trust floater
Series 2002-XLF Class F, 6.98% 8/5/14 (c)(g)	470	468
Mortgage Capital Funding, Inc. sequential pay
Series 1998-MC2 Class A2, 6.423% 6/18/30	6,047	6,144
Prudential Securities Secured Financing Corp. sequential pay
Series 1998-C1 Class A1B, 6.506% 7/15/08	7,220	7,332
Salomon Brothers Mortgage Securities VII, Inc. sequential pay
Series 2000-C3 Class A2, 6.592% 12/18/33	11,242	11,672
Thirteen Affiliates of General Growth Properties, Inc.
sequential pay Series 1 Class A2, 6.602%
11/15/07 (c)	5,000	5,088
Trizechahn Office Properties Trust Series 2001-TZHA:
Class C3, 6.522% 3/15/13 (c)	7,630	7,745

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Investments continued

Commercial Mortgage Securities continued
	Principal	Value (Note 1)
	Amount (000s)	(000s)
Trizechahn Office Properties Trust Series 2001-TZHA: -
continued
Class E3, 7.253% 3/15/13 (c)	$ 3,166	$ 3,249
Wachovia Bank Commercial Mortgage Trust:
sequential pay:
Series 2003-C8 Class A3, 4.445% 11/15/35	13,550	13,008
Series 2005-C16 Class A2, 4.38% 10/15/41	9,160	8,853
Series 2003-C8 Class XP, 0.6638% 11/15/35 (c)(g)(i)	72,454	1,166
Series 2003-C9 Class XP, 0.5908% 12/15/35 (c)(g)(i)	49,496	929
TOTAL COMMERCIAL MORTGAGE SECURITIES
(Cost $479,244)		466,964

Foreign Government and Government Agency Obligations 0.8%

Israeli State (guaranteed by U.S. Government through Agency
for International Development) 4.625% 6/15/13	2,440	2,260
Manitoba Province yankee 5.5% 10/1/08	15,000	15,072
Saskatchewan Province 7.125% 3/15/08	4,800	4,959
United Mexican States:
5.625% 1/15/17	29,270	27,953
5.875% 1/15/14	9,440	9,336
TOTAL FOREIGN GOVERNMENT AND
GOVERNMENT AGENCY OBLIGATIONS
(Cost $60,310)		59,580

Supranational Obligations 0.2%

Corporacion Andina de Fomento 6.875% 3/15/12
(Cost $10,366)	10,460	10,943

Fixed Income Funds 12.8%
	Shares
Fidelity Specialized High Income Central Investment
Portfolio (h)	750,338	74,043
Fidelity Ultra-Short Central Fund (h)	9,136,249	908,965
TOTAL FIXED INCOME FUNDS
(Cost $982,564)		983,008

See accompanying notes which are an integral part of the financial statements.

Annual Report

34

Preferred Securities 0.1%
		Principal	Value (Note 1)
		Amount (000s)	(000s)

FINANCIALS – 0.1%
Diversified Financial Services – 0.1%
MUFG Capital Finance 1 Ltd. 6.346% (g)
(Cost $10,465)		$ 10,465	$ 10,362

Cash Equivalents 0.4%
		Maturity
		Amount (000s)
Investments in repurchase agreements (Collateralized by
U.S. Government Obligations), in a joint trading account at:
4.78%, dated 4/28/06 due 5/1/06		$ 16,220	16,214
4.79%, dated 4/28/06 due 5/1/06 (a)		16,256	16,250
TOTAL CASH EQUIVALENTS
(Cost $32,464)			32,464

TOTAL INVESTMENT PORTFOLIO 99.7%
(Cost $7,783,120)			7,635,688

NET OTHER ASSETS – 0.3%			22,643
NET ASSETS 100%			$ 7,658,331

Swap Agreements
	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps
Receive monthly notional amount multiplied
by 2.5% and pay Credit Suisse First Boston
upon default event of Ameriquest Mortgage
Securities, Inc., par value of the notional
amount of Ameriquest Mortgage Securities,
Inc. Series 2004 R11 Class M9, 8.03%
11/25/34	Dec. 2034	$ 3,225	$ 16
Receive monthly notional amount multiplied
by 3.05% and pay Merrill Lynch upon
default event of Morgan Stanley ABS
Capital I, Inc., par value of the proportional
notional amount of Morgan Stanley ABS
Capital I, Inc. Series 2004 NC8 Class B3,
7.2913% 9/25/34	Oct. 2034	2,300	38

See accompanying notes which are an integral part of the financial statements.

35 Annual Report

Investments continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004 HE7 Class B3, 7.6913%
8/25/34	Sept. 2034	$ 2,086	$ 47
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004 NC7 Class B3, 7.6913%
7/25/34	August 2034	2,086	44
Receive monthly notional amount multiplied
by 3.35% and pay Morgan Stanley, Inc.
upon default event of Morgan Stanley ABS
Capital I, Inc., par value of the notional
amount of Morgan Stanley ABS Capital I,
Inc. Series 2004 HE8 Class B3, 7.3913%
9/25/34	Oct. 2034	2,086	50
Receive monthly notional amount multiplied
by .82% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004 NC6 Class M3, 5.6413% 7/25/34	August 2034	2,086	14
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Ameriquest Mortgage Securities, Inc.,
par value of the notional amount of
Ameriquest Mortgage Securities, Inc.
Series 2004 R9 Class M5, 5.5913%
10/25/34	Nov. 2034	2,086	12
Receive monthly notional amount multiplied
by .85% and pay UBS upon default event
of Morgan Stanley ABS Capital I, Inc., par
value of the notional amount of Morgan
Stanley ABS Capital I, Inc. Series
2004 NC8 Class M6, 5.4413% 9/25/34	Oct. 2034	2,086	14

See accompanying notes which are an integral part of the financial statements.

Annual Report	36

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive monthly notional amount multiplied
by 1.6% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005 WHQ2 Class M7, 5.4413%
5/25/35	June 2035	$ 1,910	$ 26
Receive monthly notional amount multiplied
by 1.65% and pay Goldman Sachs upon
default event of Fieldstone Mortgage
Investment Corp., par value of the notional
amount of Fieldstone Mortgage Investment
Corp. Series 2004 2 Class M5, 6.3413%
7/25/34	August 2034	2,507	17
Receive monthly notional amount multiplied
by 1.66% and pay Morgan Stanley, Inc.
upon default event of Park Place Securities,
Inc., par value of the notional amount of
Park Place Securities, Inc. Series
2005 WHQ2 Class M7, 5.4413%
5/25/35	June 2035	2,086	32
Receive monthly notional amount multiplied
by 2.54% and pay Merrill Lynch upon
default event of Countrywide Home Loans,
Inc., par value of the notional amount of
Countrywide Home Loans, Inc. Series
2003 BC1 Class B1, 7.6913% 3/25/32	April 2032	701	3
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004 1
Class M9, 7.3913% 2/25/34	March 2034	2,505	11
Receive monthly notional amount multiplied
by 2.61% and pay Goldman Sachs upon
default event of Fremont Home Loan Trust,
par value of the notional amount of
Fremont Home Loan Trust Series 2004 A
Class B3, 7.0413% 1/25/34	Feb. 2034	902	2
Receive monthly notional amount multiplied
by 5% and pay Deutsche Bank upon default
event of MASTR Asset Backed Securities
Trust, par value of the notional amount of
MASTR Asset Backed Securities Trust Series
2003 NC1 Class M6, 8.1913% 4/25/33	May 2033	2,086	25

See accompanying notes which are an integral part of the financial statements.

	37		Annual Report

Investments continued

Swap Agreements continued

	Expiration	Notional	Value
	Date	Amount (000s)	(000s)

Credit Default Swaps – continued
Receive quarterly a fixed rate of .4% multiplied
by the notional amount and pay to Merrill
Lynch, Inc., upon each default event of one
of the issues of Dow Jones CDX N.A.
Investment Grade 4 Index, par value of the
proportional notional amount (f)	June 2010	$ 55,000	$ 80
Receive quarterly a fixed rate of .5% multiplied
by the notional amount and pay to Merrill
Lynch, Inc., upon each default event of one
of the issues of Dow Jones CDX N.A.
Investment Grade 3 Index, par value of the
proportional notional amount (e)	March 2010	34,720	266
Receive quarterly a fixed rate of .7%
multiplied by the notional amount and pay
to Deutsche Bank, upon each default event
of one of the issues of Dow Jones CDX
N.A. Investment Grade 3 Index, par value
of the proportional notional amount (e)	March 2015	34,720	312
Receive quarterly notional amount multiplied
by .30% and pay Deutsche Bank upon
default event of Entergy Corp., par value of
the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	11,850	32
Receive quarterly notional amount multiplied
by .30% and pay Goldman Sachs upon
default event of Entergy Corp., par value of
the notional amount of Entergy Corp.
7.75% 12/15/09	March 2008	8,635	24
Receive quarterly notional amount multiplied
by .35% and pay Goldman Sachs upon
default event of Southern California Edison
Co., par value of the notional amount of
Southern California Edison Co. 7.625%
1/15/10	Sept. 2010	8,500	22
Receive quarterly notional amount multiplied
by .37% and pay Goldman Sachs upon
default event of Pacific Gas & Electric Co.,
par value of the notional amount of Pacific
Gas & Electric Co. 4.8% 3/1/14	March 2011	7,100	23

See accompanying notes which are an integral part of the financial statements.

Annual Report	38

Swap Agreements continued
	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Credit Default Swaps – continued
Receive quarterly notional amount multiplied
by .37% and pay Morgan Stanley, Inc.
upon default event of Pacific Gas & Electric
Co. par value of the notional amount of
Pacific Gas & Electric Co. 4.8% 3/1/14	March 2011	$ 6,625	$ 21
Receive quarterly notional amount multiplied
by .41% and pay Merrill Lynch, Inc. upon
default event of Talisman Energy, Inc., par
value of the notional amount of Talisman
Energy, Inc. 7.25% 10/15/27	March 2009	5,700	41

TOTAL CREDIT DEFAULT SWAPS		203,588	1,172
Interest Rate Swaps
Receive quarterly a fixed rate equal to
4.039% and pay quarterly a floating rate
based on 3 month LIBOR with Lehman
Brothers, Inc.	Feb. 2010	100,000	(4,495)
Receive quarterly a fixed rate equal to
4.3875% and pay quarterly a floating rate
based on 3 month LIBOR with Credit Suisse
First Boston	March 2010	35,000	(1,147)
Receive quarterly a fixed rate equal to
4.774% and pay quarterly a floating rate
based on 3 month LIBOR with Credit Suisse
First Boston	March 2015	35,000	(1,779)
Receive semi annually a fixed rate equal to
4.708% and pay quarterly a floating rate
based on 3 month LIBOR with Citibank	Jan. 2009	200,000	(740)
Receive semi annually a fixed rate equal to
4.7515% and pay quarterly a floating rate
based on 3 month LIBOR with UBS	Jan. 2009	100,000	(237)
Receive semi annually a fixed rate equal to
4.756% and pay quarterly a floating rate
based on 3 month LIBOR with Lehman
Brothers, Inc.	Jan. 2009	150,000	(285)
Receive semi annually a fixed rate equal to
4.8575% and pay quarterly a floating rate
based on 3 month LIBOR with Lehman
Brothers, Inc.	Dec. 2008	48,000	57

See accompanying notes which are an integral part of the financial statements.

	39		Annual Report

Investments continued

Swap Agreements continued
	Expiration	Notional	Value (000s)
	Date	Amount (000s)

Interest Rate Swaps continued
Receive semi annually a fixed rate equal to
4.921% and pay quarterly a floating rate
based on 3 month LIBOR with Lehman
Brothers, Inc.	Dec. 2008	$ 355,000	$ 1,037
Receive semi annually a fixed rate equal to
5.3315% and pay quarterly a floating rate
based on 3 month LIBOR with JPMorgan
Chase, Inc.	April 2011	100,000	(268)

TOTAL INTEREST RATE SWAPS		1,123,000	(7,857)
Total Return Swaps
Receive monthly a return equal to Lehman
Brothers CMBS AAA 8.5+ Index and pay
monthly a floating rate based on 1 month
LIBOR with Citibank	Sept. 2006	34,400	(322)
Receive monthly a return equal to Lehman
Brothers CMBS U.S. Aggregate Index and
pay monthly a floating rate based on
1 month LIBOR with Citibank	Sept. 2006	69,100	(252)
Receive quarterly a return equal to Banc of
America Securities LLC AAA 10Yr
Commercial Mortgage Backed Securities
Daily Index and pay quarterly a floating
rate based on 3 month LIBOR minus 30
basis points with Bank of America	May 2006	15,000	(349)

TOTAL TOTAL RETURN SWAPS		118,500	(923)

		$ 1,445,088	$ (7,608)

See accompanying notes which are an integral part of the financial statements.

Annual Report	40

Legend

(a) Includes investment made with cash
collateral received from securities on loan.

(b) Security or a portion of the security is on
loan at period end.

(c) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $552,436,000 or
7.2% of net assets.

(d) Security or a portion of the security has
been segregated as collateral for open
swap agreements. At the period end, the
value of securities pledged amounted to
$9,653,000.

(e) Dow Jones CDX N.A. Investment Grade
3 is a tradable index of credit default
swaps on investment grade debt of
U.S. companies.

(f) Dow Jones CDX N.A. Investment Grade
4 is a tradable index of credit default
swaps on investment grade debt of
U.S. companies.

(g) The coupon rate shown on floating or
adjustable rate securities represents the
rate at period end.

(h) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. A
complete unaudited list of holdings for
each fixed income central fund, as of the
investing fund’s report date, is available
upon request or at fidelity.com. The
reports are located just after the fund’s
financial statements and quarterly reports
but are not part of the financial
statements or quarterly reports. In
addition, the fixed income central funds’
financial statements, which are not
covered by the investing fund’s Report of
Independent Registered Public
Accounting Firm, are available on the
EDGAR Database on the SEC’s web site,
www.sec.gov, or upon request.

(i) Security represents right to receive monthly
interest payments on an underlying pool
of mortgages. Principal shown is the par
amount of the mortgage pool.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Specialized High Income Central Investment Portfolio	$ 2,924
Fidelity Ultra Short Central Fund	35,724
Total	$ 38,648

See accompanying notes which are an integral part of the financial statements.

41 Annual Report

Investments continued

Additional information regarding the fund’s fiscal year to date purchases and sales, including the ownership percentage, of the following fixed income Central Funds is as follows:

	Value,	Purchases	Sales	Value, end of	% ownership,
Fund	beginning of		Proceeds	period	end of period
(Amounts in thousands)	period
Fidelity Specialized
High Income Central
Investment Portfolio	$ —	$ 74,949	$ —	$ 74,043	35.7%
Fidelity Ultra Short
Central Fund	809,179	99,995	—	908,965	12.7%
Total	$ 809,179	$ 174,944	$ —	$ 983,008

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $1,022,000 all of which will expire on April 30, 2014.

See accompanying notes which are an integral part of the financial statements.

Annual Report 42

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $15,932 and repurchase agreements of
$32,464) See accompanying schedule:
Unaffiliated issuers (cost $6,800,556)	$ 6,652,680
Affiliated Central Funds (cost $982,564)	983,008
Total Investments (cost $7,783,120)		$ 7,635,688
Cash		1,420
Receivable for investments sold		1,536
Receivable for swap agreements		63
Receivable for fund shares sold		8,516
Interest receivable		68,166
Other affiliated receivables		54
Total assets		7,715,443

Liabilities
Payable for investments purchased	$ 22,576
Payable for fund shares redeemed	7,229
Distributions payable	418
Swap agreements, at value	7,608
Accrued management fee	2,041
Other affiliated payables	950
Other payables and accrued expenses	39
Collateral on securities loaned, at value	16,251
Total liabilities		57,112

Net Assets		$ 7,658,331
Net Assets consist of:
Paid in capital		$ 7,835,912
Distributions in excess of net investment income		(4,194)
Accumulated undistributed net realized gain (loss) on
investments		(18,760)
Net unrealized appreciation (depreciation) on
investments		(154,627)
Net Assets, for 755,533 shares outstanding		$ 7,658,331
Net Asset Value, offering price and redemption price per
share ($7,658,331 ÷ 755,533 shares)		$ 10.14

See accompanying notes which are an integral part of the financial statements.

43 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Interest		$ 311,621
Income from affiliated Central Funds		38,648
Total income		350,269

Expenses
Management fee	$ 24,724
Transfer agent fees	7,864
Accounting and security lending fees	102
Fund wide operations fee	1,897
Independent trustees’ compensation	32
Appreciation in deferred trustee compensation account	3
Custodian fees and expenses	15
Registration fees	11
Audit	8
Legal	2
Miscellaneous	18
Total expenses before reductions	34,676
Expense reductions	(461)	34,215

Net investment income		316,054
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(13,184)
Swap agreements	(19,240)
Total net realized gain (loss)		(32,424)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(179,738)
Swap agreements	(3,725)
Delayed delivery commitments	(5)
Total change in net unrealized appreciation
(depreciation)		(183,468)
Net gain (loss)		(215,892)
Net increase (decrease) in net assets resulting from
operations		$ 100,162

See accompanying notes which are an integral part of the financial statements.

Annual Report

44

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 316,054	$ 246,218
Net realized gain (loss)	(32,424)	9,712
Change in net unrealized appreciation (depreciation)	(183,468)	(23,943)
Net increase (decrease) in net assets resulting
from operations	100,162	231,987
Distributions to shareholders from net investment income	(305,552)	(243,233)
Distributions to shareholders from net realized gain	(7,046)	(68,797)
Total distributions	(312,598)	(312,030)
Share transactions
Proceeds from sales of shares	1,965,733	1,674,786
Reinvestment of distributions	307,173	305,097
Cost of shares redeemed	(1,673,659)	(1,474,428)
Net increase (decrease) in net assets resulting from
share transactions	599,247	505,455
Total increase (decrease) in net assets	386,811	425,412

Net Assets
Beginning of period	7,271,520	6,846,108
End of period (including distributions in excess of net
investment income of $4,194 and undistributed net
investment income of $12,663, respectively)	$ 7,658,331	$ 7,271,520

Other Information
Shares
Sold	190,716	159,740
Issued in reinvestment of distributions	29,798	29,181
Redeemed	(162,458)	(140,768)
Net increase (decrease)	58,056	48,153

See accompanying notes which are an integral part of the financial statements.

45 Annual Report

Financial Highlights

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value,
beginning of period	$ 10.43	$ 10.54	$ 10.87	$ 10.31	$ 10.13
Income from Investment
Operations
Net investment incomeB	.436	.366	.374	.473	.560E
Net realized and unrealized
gain (loss)	(.295)	(.009)	(.123)	.562	.172E
Total from investment
operations	.141	.357	.251	1.035	.732
Distributions from net investment
income	(.421)	(.362)	(.381)	(.475)	(.552)
Distributions from net realized
gain	(.010)	(.105)	(.200)	—	—
Total distributions	(.431)	(.467)	(.581)	(.475)	(.552)
Net asset value,
end of period	$ 10.14	$ 10.43	$ 10.54	$ 10.87	$ 10.31
Total ReturnA	1.36%	3.47%	2.33%	10.25%	7.36%
Ratios to Average Net AssetsC,D
Expenses before reductions	.46%	.62%	.61%	.64%	.63%
Expenses net of fee waivers,
if any	.46%	.62%	.61%	.64%	.63%
Expenses net of all reductions	.46%	.61%	.61%	.64%	.63%
Net investment income	4.22%	3.50%	3.48%	4.47%	5.44%E
Supplemental Data
Net assets, end of period
(in millions)	$ 7,658	$ 7,272	$ 6,846	$ 6,983	$ 5,064
Portfolio turnover rate	44%	74%	120%	117%	78%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Amounts do not include the activity of the affiliated central funds.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur.
Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrange ments. Expenses net of all reductions represent the net expenses paid by the fund.
E Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.

See accompanying notes which are an integral part of the financial statements.

Annual Report

46

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Intermediate Bond Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), and fixed income Central Investment Portfolios (CIPs), collectively referred to as Central Funds, which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund, which are also consistently followed by the Central Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments. Debt securities, including restricted securities, for which quotations are readily available, are valued by indepen dent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredict able. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open end mutual funds, including Central Funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

47 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Investment Transactions and Income. Security transactions, including the fund’s investment activity in the Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and distributions from the Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Inflation indexed bonds are fixed income securities whose principal value is periodically adjusted to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation indexed bond is recorded as interest income, even though principal is not received until maturity.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distribu tions from realized gains, if any, are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Annual Report

48

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Book tax differences are primarily due to short term capital gains, swap agreements, prior period premium and discount on debt securities, market discount, partnerships (including allocations from CIPs), deferred trustees compensation, financing transac tions, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 26,679
Unrealized depreciation	(166,273)
Net unrealized appreciation (depreciation)	(139,594)
Capital loss carryforward	(1,022)

Cost for federal income tax purposes	$ 7,775,282

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$ 309,075	$ 259,919
Long term Capital Gains	3,523	52,111
Total	$ 312,598	$ 312,030

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

49 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in trans actions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

Swap Agreements. The fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact a fund.

Total return swaps are agreements to exchange the return generated by one instrument or index for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the index exceeds the offsetting interest obligation, a fund will receive a payment from the counterparty. To the extent it is less, a fund will make a payment to the counterparty. Periodic payments received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying debt instrument in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” receiving a periodic payment that is a fixed percentage applied to a notional principal amount. In return the party agrees to purchase the notional amount of the underlying instrument, at par, if a credit event occurs during the term of the swap. The fund may enter into credit default swaps in which either it or its counterparty act as guarantors. By acting as the guarantor of a swap, a fund assumes the market and credit risk of the underlying instrument including liquidity and loss of value. Periodic payments and premiums received or made by the fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively.

Swaps are marked to market daily based on dealer supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with a fund’s custodian in

Annual Report

50

2. Operating Policies continued

Swap Agreements continued

compliance with swap contracts. Risks may exceed amounts recognized on the State ment of Assets and Liabilities. These risks include changes in the returns of the underly ing instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the fund’s Schedule of Investments under the caption “Swap Agreements.”

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $1,604,872 and $1,293,356, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets (effective June 1, 2005, the fund’s management contract was amended, reducing the individual fund fee rate to .20% of average net assets) and a group fee rate that averaged .12% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, the total annual management fee rate was .33% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. Under an amended contract effective June 1, 2005, transfer agent fees include an asset based fee and were reduced to a rate of .10% of average net assets. The account fees were eliminated. For the period, the transfer agent fees were equivalent to an annual rate of .11% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting re cords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. Effective June 1, 2005, FMR pays these fees.

51 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Fundwide Operations Fee. Pursuant to a new Fundwide Operations and Expense Agreement (FWOE) effective on June 1, 2005, FMR has agreed to provide for fund level expenses (which do not include transfer agent, compensation of the independent trustees, interest (including commitment fees), taxes or extraordinary expenses, if any) in return for a FWOE fee equal to .35% less the total amount of the management fee. The FWOE paid by the fund is reduced by an amount equal to the fees and expenses paid to the independent trustees. For the period, the FWOE fee was equivalent to an annualized rate of ..03% of average net assets.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The fund may also invest in CIPs managed by FIMM or Fidelity Management & Research Company, Inc. (FMRC) each an affiliate of FMR. The Ultra Short Central Fund seeks to obtain a high level of current income consistent with preservation of capital by investing in U.S. dollar denominated money market and investment grade debt securities. The Specialized High Income Central Investment Portfolio seeks a high level of current income by normally investing in income producing debt securities, with an emphasis on lower quality debt securities.

The fund’s Schedule of Investments lists each applicable CIP as an investment of the fund but does not include the underlying holdings of each CIP. Based on their investment objectives, each CIP may invest or participate in various investment vehicles or strate gies that are similar to those of the investing fund. In addition, each CIP may also participate in delayed delivery and when issued securities, derivatives, and mortgage dollar rolls. These strategies are consistent with the investment objectives of the fund and may involve certain economic risks, including the risk that a counterparty to one or more of these transactions may be unable or unwilling to comply with the terms of the governing agreement. This may result in a decline in value of each CIP and the fund.

A complete unaudited list of holdings for each CIP, as of the fund’s report date, is avail able upon request or at fidelity.com. The reports are located just after the fund’s financial statements and quarterly reports but are not part of the financial statements or quarterly reports. In addition, each CIP’s financial statements, which are not covered by this fund’s Report of Independent Registered Public Accounting Firm, are available on the EDGAR Database on the SEC’s web site, www.sec.gov, or upon request.

The Central Funds do not pay a management fee.

Annual Report

52

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $14 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of interest income. Net income from lending portfolio securities during the period amounted to $305.

7. Expense Reductions.

In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $15 and $446, respectively.

53 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

At the end of the period, Fidelity Freedom 2010 was the owner of record of approximately 12% of the total outstanding shares of the fund. The Fidelity Freedom Funds were the owners of record, in the aggregate, of approximately 34% of the total outstanding shares of the fund.

Annual Report

54

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Intermediate Bond Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Inter mediate Bond Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Intermediate Bond Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting prin ciples generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 13, 2006

55 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006 present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

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56

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Intermediate Bond (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present) and FMR Co., Inc. (2005 present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005 present) and FMR Corp. (2003 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Corp. (1998 2002). In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and FMR Co., Inc. (2005 present). Mr. Reynolds also serves as a Director (2003 present) and Chief Operating Officer (2000 present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005 present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

57 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

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58

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

59 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

60

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2001

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

61 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as the Chairman of the Inner City Scholarship Fund.

Walter C. Donovan (43)

Year of Election or Appointment: 2005

Vice President of Intermediate Bond. Mr. Donovan also serves as Vice President of Fidelity’s High Income Funds (2005 present), Fidelity’s Fixed Income Funds (2005 present), certain Asset Allocation Funds (2005 present), and certain Balanced Funds (2005 present). Mr. Donovan also serves as Executive Vice President of FMR (2005 present) and FMRC (2005 present). Previously, Mr. Donovan served as Vice President and Director of Fidelity’s International Equity Trading group (1998 2005).

Annual Report

62

Name, Age; Principal Occupation David L. Murphy (58)

Year of Election or Appointment: 2005

Vice President of Intermediate Bond. Mr. Murphy also serves as Vice President of Fidelity’s Money Market Funds (2002 present), certain Asset Allocation Funds (2003 present), Fidelity’s Investment Grade Bond Funds (2005 present), and Fidelity’s Balanced Funds (2005 present). He serves as Senior Vice President (2000 present) and Head (2004 present) of the Fidelity Investments Fixed Income Division. Mr. Murphy is also a Senior Vice President of Fidelity Investments Money Management, Inc. (2003 present) and an Executive Vice President of FMR (2005 present). Previously, Mr. Murphy served as Money Market Group Leader (2002 2004), Bond Group Leader (2000 2002), and Vice President of Fidelity’s Taxable Bond Funds (2000 2002) and Fidelity’s Municipal Bond Funds (2001 2002).

Thomas J. Silvia (44)

Year of Election or Appointment: 2005

Vice President of Intermediate Bond. Mr. Silvia also serves as Vice President of Fidelity’s Bond Funds (2005 present), certain Balanced Funds (2005 present), certain Asset Allocation Funds (2005 present), and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed Income Division (2005 present). Previously, Mr. Silvia served as Director of Fidelity’s Taxable Bond portfolio managers (2002 2004) and a portfolio manager in the Bond Group (1997 2004).

Ford O’Neil (44)

Year of Election or Appointment: 1999

Vice President of Intermediate Bond. Mr. O’Neil also serves as Vice President of other funds advised by FMR. Prior to his current responsibilities, Mr. O’Neil worked as a research analyst and portfolio manager.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Intermediate Bond. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

63 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Intermediate Bond. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Intermediate Bond. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Intermediate Bond. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Intermediate Bond. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Intermediate Bond. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

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64

Name, Age; Principal Occupation Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Intermediate Bond. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Intermediate Bond. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Intermediate Bond. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

65 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Intermediate Bond. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Intermediate Bond. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Intermediate Bond. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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66

Distributions

A total of 26.57% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund designates $98,652,242 of distributions paid during the period January 1, 2006 to April 30, 2006 as qualifying to be taxed as interest related dividends for non resident alien shareholders.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

67 Annual Report

Proxy Voting Results

A special meeting of each fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 68

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Intermediate Bond Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

69 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

70

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

71 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
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Maine
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Maryland
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Massachusetts
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Michigan
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43420 Grand River Avenue
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29155 Northwestern Hwy.
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Minnesota
7600 France Avenue South
Edina, MN

Annual Report 72

Missouri
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Nevada
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New Jersey
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396 Route 17, North
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3518 Route 1 North
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New York
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North Carolina
4611 Sharon Road
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Ohio
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Pennsylvania
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Rhode Island
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Tennessee
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Texas
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Houston, TX
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6005 West Park Boulevard
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19740 IH 45 North
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Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC 1900 K Street, N.W. Washington, DC Wisconsin 595 North Barker Road Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

73 Annual Report

73

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report 74

75 Annual Report

Annual Report

76

77 Annual Report

Investment Adviser
Fidelity Management & Research
Company
Boston, MA
Investment Sub Advisers
Fidelity Investments Japan Limited
Fidelity Investments Money
Management, Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Bank of New York
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

IBF UANN-0606 1.784721.103

Fidelity® Large Cap Stock Fund

Annual Report April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	18	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	22	Notes to the financial statements.
Report of Independent	28
Registered Public
Accounting Firm
Trustees and Officers	29
Distributions	39
Proxy Voting Results	40
Board Approval of	41
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time tested, funda mental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Stud ies indicate that asset allocation is the single most important determinant of a portfolio’s long term success. The right mix of stocks, bonds and cash aligned to your particular risk tolerance and investment objective is very important. Age appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities which historically have been the best performing asset class over time is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more stable fixed investments (bonds or savings plans).

A third investment principle investing regularly can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy known as dollar cost averaging also reduces unconstruc tive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund dis tributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Large Cap Stock	21.43%	0.64%	7.62%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Large Cap Stock Fund on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Matthew Fruhan, Portfolio Manager of Fidelity® Large Cap Stock Fund

Key U.S. equity benchmarks reached multiyear highs during the year ending April 30, 2006. The stock market’s performance reflected economic conditions and corporate earnings that continued to beat expectations. It also showed that investors generally tuned out the buzz surrounding record high energy costs, inflation and rising short term interest rates. By and large, the market’s trajectory was consistent throughout the period. In fact, as measured by the Standard & Poor’s 500SM Index, stocks rose in 10 of the past 12 months and ended the period on a six month winning streak. The gains also became more broad based, shifting from the primarily energy and utility driven returns of the period’s early stages to include more widespread contributions from other sectors such as financials and telecommunica tion services. On the capitalization spectrum, small caps continued to dominate, as the small cap Russell 2000® Index reached new heights and returned 33.47% for the year overall. In comparison, the large cap oriented S&P 500® gained 15.42%, the Dow Jones Industrial AverageSM rose 14.17% and the NASDAQ Composite® Index climbed 21.89% .

The fund returned 21.43% during the past year, outperforming both the S&P 500 and the LipperSM Growth Funds Average, which rose 19.28% . Stock selection played a large role in the performance relative to the index, especially in the financials, energy and health care sectors. The top individual contributor was Google, which continued to surpass earnings expectations as the prime beneficiary of increased advertising on the Internet. Oil field services company Halliburton also had explosive earnings growth, profiting from its pricing power and the prospect of sustained increases in spending on energy infrastructure. Valero Energy contributed among energy investments as well. In health care, the leading contribu tor was Cephalon, a specialty pharmaceutical company, while the top contributing finan cials holdings were UBS and JPMorgan Chase. Rail operator Norfolk Southern also was a standout. The fund’s overweighting of Dell Computer detracted, as the company faced increasingly tough competition. Conversely, the stock of Hewlett Packard, which I under weighted, performed very well and hurt performance relative to the index. I maintained a position in Apollo Group, an education company where enrollments and profits fell short of growth expectations and held back the stock’s performance. Another notable disappoint ment was industrial conglomerate Tyco International.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$ 1,000.00	$ 1,118.00	$ 4.31
Hypothetical (5% return per year
before expenses)	$ 1,000.00	$ 1,020.73	$ 4.11

* Expenses are equal to the Fund’s annualized expense ratio of .82%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
General Electric Co.	7.1	5.8
Honeywell International, Inc.	3.9	3.5
Johnson & Johnson	3.5	1.6
American International Group, Inc.	3.4	3.3
JPMorgan Chase & Co.	3.2	3.5
Bank of America Corp.	2.9	2.1
Google, Inc. Class A (sub. vtg.)	2.1	1.5
Wal Mart Stores, Inc.	1.7	2.4
Dell, Inc.	1.7	2.3
Halliburton Co.	1.5	1.6
	31.0
Top Five Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	21.6	20.1
Health Care	17.6	15.6
Information Technology	16.5	17.3
Industrials	14.3	14.7
Energy	10.6	10.6

Annual Report 8

Investments April 30, 2006
Showing Percentage of Net Assets

Common Stocks 98.8%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 8.2%
Automobiles – 0.1%
Harley Davidson, Inc.	10,100	$ 513
Diversified Consumer Services – 0.6%
Apollo Group, Inc. Class A (a)	88,750	4,849
Hotels, Restaurants & Leisure 0.8%
Red Robin Gourmet Burgers, Inc. (a)(d)	129,400	5,818
Internet & Catalog Retail 0.2%
Coldwater Creek, Inc. (a)	63,200	1,767
Media – 2.2%
Clear Channel Communications, Inc.	196,400	5,603
E.W. Scripps Co. Class A	17,800	820
Lamar Advertising Co. Class A (a)	52,178	2,869
McGraw Hill Companies, Inc.	19,100	1,063
News Corp. Class B	90,000	1,641
Univision Communications, Inc. Class A (a)(d)	121,800	4,347
		16,343
Multiline Retail – 1.0%
Federated Department Stores, Inc.	42,400	3,301
Target Corp.	75,200	3,993
		7,294
Specialty Retail – 3.1%
Aeropostale, Inc. (a)	71,200	2,187
Best Buy Co., Inc.	70,650	4,003
Chico’s FAS, Inc. (a)	27,400	1,015
Home Depot, Inc.	282,200	11,268
Staples, Inc.	190,793	5,039
		23,512
Textiles, Apparel & Luxury Goods – 0.2%
Deckers Outdoor Corp. (a)	37,100	1,584

TOTAL CONSUMER DISCRETIONARY		61,680

CONSUMER STAPLES 4.9%
Beverages – 0.1%
C&C Group PLC	101,000	784
Food & Staples Retailing – 2.6%
CVS Corp.	168,500	5,008

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Food & Staples Retailing – continued
Wal-Mart Stores, Inc.	285,300	$ 12,847
Walgreen Co.	29,100	1,220
		19,075
Food Products 1.2%
Nestle SA (Reg.)	28,047	8,553
Wm. Wrigley Jr. Co. Class B	9,825	463
		9,016
Personal Products 0.5%
Avon Products, Inc.	112,200	3,659
Tobacco 0.5%
Altria Group, Inc.	52,900	3,870

TOTAL CONSUMER STAPLES		36,404

ENERGY 10.6%
Energy Equipment & Services – 4.3%
BJ Services Co.	131,800	5,015
ENSCO International, Inc.	17,600	941
Halliburton Co.	147,850	11,554
National Oilwell Varco, Inc. (a)	65,800	4,538
Schlumberger Ltd. (NY Shares)	104,100	7,197
Smith International, Inc.	65,800	2,779
		32,024
Oil, Gas & Consumable Fuels – 6.3%
Amerada Hess Corp.	15,100	2,163
Chevron Corp.	39,300	2,398
ConocoPhillips	160,200	10,717
Exxon Mobil Corp.	72,800	4,592
Forest Oil Corp. (a)	48,000	1,755
Hugoton Royalty Trust	2,163	60
Mariner Energy, Inc. (a)	41,193	801
Occidental Petroleum Corp.	37,700	3,873
Quicksilver Resources, Inc. (a)	53,300	2,209
Range Resources Corp.	55,850	1,482
Total SA sponsored ADR	47,800	6,597
Ultra Petroleum Corp. (a)	14,400	921

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Valero Energy Corp.	122,500	$ 7,931
XTO Energy, Inc.	36,300	1,537
		47,036

TOTAL ENERGY		79,060

FINANCIALS – 21.6%
Capital Markets 3.4%
Daiwa Securities Group, Inc.	64,000	887
Indiabulls Financial Services Ltd.	30,689	193
Investors Financial Services Corp.	174,900	8,371
Merrill Lynch & Co., Inc.	23,100	1,762
State Street Corp.	47,300	3,090
UBS AG (NY Shares)	91,400	10,680
		24,983
Commercial Banks – 4.7%
Bank of America Corp.	432,500	21,590
FirstRand Ltd.	244,300	805
HSBC Holdings PLC sponsored ADR	26,200	2,271
Kookmin Bank	9,350	838
Standard Chartered PLC (United Kingdom)	308,925	8,203
State Bank of India	65,074	1,467
		35,174
Consumer Finance – 1.8%
American Express Co.	166,830	8,977
Capital One Financial Corp.	51,200	4,436
		13,413
Diversified Financial Services – 3.9%
African Bank Investments Ltd.	136,700	764
Asset Acceptance Capital Corp. (a)	62,392	1,303
IntercontinentalExchange, Inc.	35,100	2,503
JPMorgan Chase & Co.	528,040	23,962
NETeller PLC (a)	60,200	851
		29,383
Insurance – 7.8%
ACE Ltd.	119,200	6,620
AMBAC Financial Group, Inc.	45,800	3,772
American International Group, Inc.	385,912	25,181

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Aspen Insurance Holdings Ltd.	84,600	$ 2,060
Assurant, Inc.	15,500	747
Endurance Specialty Holdings Ltd.	121,300	3,755
Max Re Capital Ltd.	63,300	1,551
PartnerRe Ltd.	30,900	1,933
Platinum Underwriters Holdings Ltd.	156,300	4,309
Scottish Re Group Ltd.	37,700	876
Swiss Reinsurance Co. (Reg.)	24,518	1,789
XL Capital Ltd. Class A	84,500	5,568
		58,161

TOTAL FINANCIALS		161,114

HEALTH CARE – 17.6%
Biotechnology – 2.5%
Alkermes, Inc. (a)	64,474	1,384
Alnylam Pharmaceuticals, Inc. (a)	105,100	1,619
Amgen, Inc. (a)	20,400	1,381
Cephalon, Inc. (a)(d)	139,552	9,163
Illumina, Inc. (a)	25,500	807
Invitrogen Corp. (a)	50,600	3,340
Vertex Pharmaceuticals, Inc. (a)	26,600	967
		18,661
Health Care Equipment & Supplies – 3.0%
Alcon, Inc.	41,300	4,201
C.R. Bard, Inc.	50,200	3,738
Cooper Companies, Inc.	81,500	4,468
Inverness Medical Innovations, Inc. (a)	183,601	4,774
NeuroMetrix, Inc. (a)	13,400	505
St. Jude Medical, Inc. (a)	47,300	1,867
Thermo Electron Corp. (a)	65,800	2,536
		22,089
Health Care Providers & Services – 2.9%
Aetna, Inc.	148,200	5,706
Cardinal Health, Inc.	43,400	2,923
Chemed Corp.	20,400	1,112
Emdeon Corp. (a)	84,600	965

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
UnitedHealth Group, Inc.	216,000	$ 10,744
WebMD Health Corp. Class A	11,500	500
		21,950
Pharmaceuticals – 9.2%
Allergan, Inc.	67,785	6,963
Johnson & Johnson	441,700	25,888
Merck & Co., Inc.	230,328	7,928
Novartis AG sponsored ADR	89,500	5,147
Pfizer, Inc.	285,078	7,221
Roche Holding AG (participation certificate)	33,776	5,193
Teva Pharmaceutical Industries Ltd. sponsored ADR	52,800	2,138
Wyeth	169,400	8,245
		68,723

TOTAL HEALTH CARE		131,423

INDUSTRIALS – 14.3%
Aerospace & Defense – 5.2%
Essex Corp. (a)	17,400	371
Goodrich Corp.	94,600	4,210
Honeywell International, Inc.	682,100	28,989
L 3 Communications Holdings, Inc.	30,500	2,492
Raytheon Co.	17,500	775
Rolls Royce Group PLC	86,900	755
United Technologies Corp.	24,100	1,514
		39,106
Airlines – 0.4%
UAL Corp. (a)	36,800	1,325
US Airways Group, Inc. (a)	33,700	1,458
		2,783
Electrical Equipment – 0.1%
Vestas Wind Systems AS (a)	20,000	543
Industrial Conglomerates – 7.7%
General Electric Co.	1,540,208	53,278
Smiths Group PLC	169,000	3,142
Tyco International Ltd.	39,800	1,049
		57,469

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Machinery – 0.5%
Deere & Co.	28,300	$ 2,484
KCI Konecranes Oyj	19,650	364
Kone Oyj (B Shares)	17,580	820
		3,668
Road & Rail 0.4%
Norfolk Southern Corp.	58,700	3,170

TOTAL INDUSTRIALS		106,739

INFORMATION TECHNOLOGY – 16.5%
Communications Equipment – 1.5%
CSR PLC (a)	125,200	2,761
Juniper Networks, Inc. (a)	159,800	2,953
Nokia Corp. sponsored ADR	92,500	2,096
Research In Motion Ltd. (a)	43,000	3,295
		11,105
Computers & Peripherals – 3.9%
Apple Computer, Inc. (a)	80,000	5,631
Dell, Inc. (a)	474,002	12,419
EMC Corp. (a)	550,223	7,434
Hewlett-Packard Co.	30,200	981
NCR Corp. (a)	57,100	2,250
Sun Microsystems, Inc. (a)	115,300	577
		29,292
Electronic Equipment & Instruments – 1.0%
Agilent Technologies, Inc. (a)	98,500	3,784
Arrow Electronics, Inc. (a)	51,400	1,861
Cogent, Inc. (a)	64,300	1,052
Hon Hai Precision Industry Co. Ltd. (Foxconn)	185	1
Motech Industries, Inc.	23,000	638
		7,336
Internet Software & Services – 3.9%
eBay, Inc. (a)	246,497	8,482
Google, Inc. Class A (sub. vtg.) (a)	37,100	15,506
NHN Corp. (a)	2,532	899
Spark Networks PLC unit (a)	45,200	302
Yahoo!, Inc. (a)	128,300	4,206
		29,395

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
IT Services – 0.3%
First Data Corp.	55,500	$ 2,647
Semiconductors & Semiconductor Equipment – 3.1%
ARM Holdings PLC sponsored ADR	413,900	3,067
Cree, Inc. (a)	100	3
FormFactor, Inc. (a)	55,800	2,326
Holtek Semiconductor, Inc.	354,000	709
Intel Corp.	469,541	9,381
Linear Technology Corp.	57,000	2,024
MEMC Electronic Materials, Inc. (a)	59,700	2,424
National Semiconductor Corp.	79,200	2,374
Vimicro International Corp. sponsored ADR	49,300	925
		23,233
Software 2.8%
Cognos, Inc. (a)	30,700	1,144
Microsoft Corp.	474,202	11,452
Oracle Corp. (a)	399,400	5,827
Symantec Corp. (a)	133,600	2,188
		20,611

TOTAL INFORMATION TECHNOLOGY		123,619

MATERIALS 1.5%
Chemicals – 1.2%
Ashland, Inc.	79,100	5,206
Linde AG (d)	12,800	1,146
Praxair, Inc.	43,100	2,419
		8,771
Metals & Mining – 0.3%
Mittal Steel Co. NV Class A (NY Shares)	67,300	2,523

TOTAL MATERIALS		11,294

TELECOMMUNICATION SERVICES – 3.0%
Diversified Telecommunication Services – 1.1%
AT&T, Inc.	239,300	6,272
Qwest Communications International, Inc. (a)	317,900	2,133
		8,405

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

TELECOMMUNICATION SERVICES – continued
Wireless Telecommunication Services – 1.9%
American Tower Corp. Class A (a)	142,289	$ 4,858
Sprint Nextel Corp.	367,084	9,104
		13,962

TOTAL TELECOMMUNICATION SERVICES		22,367

UTILITIES – 0.6%
Electric Utilities – 0.3%
Exelon Corp.	41,700	2,252
Independent Power Producers & Energy Traders – 0.3%
AES Corp. (a)	121,200	2,057

TOTAL UTILITIES		4,309

TOTAL COMMON STOCKS
(Cost $671,596)		738,009

Money Market Funds 2.9%

Fidelity Cash Central Fund, 4.8% (b)	9,744,117	9,744
Fidelity Securities Lending Cash Central Fund,
4.83% (b)(c)	11,619,000	11,619
TOTAL MONEY MARKET FUNDS
(Cost $21,363)		21,363

TOTAL INVESTMENT PORTFOLIO 101.7%
(Cost $692,959)		759,372

NET OTHER ASSETS – (1.7)%		(12,677)
NET ASSETS 100%		$ 746,695

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$ 227
Fidelity Securities Lending Cash Central Fund	75
Total	$ 302

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	84.4%
Switzerland	4.8%
United Kingdom	2.8%
Bermuda	2.8%
Netherlands Antilles	1.0%
Others (individually less than 1%) .	4.2%
100.0%

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $73,740,000 all of which will expire on April 30, 2011.

See accompanying notes which are an integral part of the financial statements

17 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $11,455) See accompanying schedule:
Unaffiliated issuers (cost $671,596)	$ 738,009
Affiliated Central Funds (cost $21,363)	21,363
Total Investments (cost $692,959)		$ 759,372
Receivable for investments sold		12,640
Receivable for fund shares sold		983
Dividends receivable		511
Interest receivable		24
Prepaid expenses		2
Other receivables		56
Total assets		773,588

Liabilities
Payable for investments purchased	$ 12,819
Payable for fund shares redeemed	1,799
Accrued management fee	287
Other affiliated payables	206
Other payables and accrued expenses	163
Collateral on securities loaned, at value	11,619
Total liabilities		26,893

Net Assets		$ 746,695
Net Assets consist of:
Paid in capital		$ 757,801
Undistributed net investment income		1,223
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(78,716)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		66,387
Net Assets, for 45,131 shares outstanding		$ 746,695
Net Asset Value, offering price and redemption price per
share ($746,695 ÷ 45,131 shares)		$ 16.55

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Dividends		$ 9,001
Income from affiliated Central Funds		302
Total income		9,303

Expenses
Management fee
Basic fee	$ 3,794
Performance adjustment	(1,099)
Transfer agent fees	2,053
Accounting and security lending fees	233
Independent trustees’ compensation	3
Custodian fees and expenses	83
Registration fees	29
Audit	49
Legal	5
Miscellaneous	60
Total expenses before reductions	5,210
Expense reductions	(358)	4,852

Net investment income (loss)		4,451
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $211)	79,742
Foreign currency transactions	(75)
Total net realized gain (loss)		79,667
Change in net unrealized appreciation (depreciation) on:
Investment securities (net of increase in deferred for-
eign taxes of $26)	43,071
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation
(depreciation)		43,068
Net gain (loss)		122,735
Net increase (decrease) in net assets resulting from
operations		$ 127,186

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 4,451	$ 6,493
Net realized gain (loss)	79,667	47,214
Change in net unrealized appreciation (depreciation) .	43,068	(42,382)
Net increase (decrease) in net assets resulting
from operations	127,186	11,325
Distributions to shareholders from net investment income	(4,334)	(7,097)
Share transactions
Proceeds from sales of shares	159,648	129,041
Reinvestment of distributions	4,260	6,962
Cost of shares redeemed	(152,056)	(236,483)
Net increase (decrease) in net assets resulting from
share transactions	11,852	(100,480)
Total increase (decrease) in net assets	134,704	(96,252)

Net Assets
Beginning of period	611,991	708,243
End of period (including undistributed net investment
income of $1,223 and undistributed net investment
income of $1,391, respectively)	$ 746,695	$ 611,991

Other Information
Shares
Sold	10,191	9,245
Issued in reinvestment of distributions	282	488
Redeemed	(9,952)	(16,843)
Net increase (decrease)	521	(7,110)

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Highlights

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$ 13.72	$ 13.69	$ 11.61	$ 13.79	$ 16.51
Income from Investment
Operations
Net investment income (loss)B	10	.13C	.07	.07	.05
Net realized and unrealized
gain (loss)	2.83	.04	2.08	(2.19)	(2.73)
Total from investment operations	2.93	.17	2.15	(2.12)	(2.68)
Distributions from net investment
income	(.10)	(.14)	(.07)	(.06)	(.04)
Net asset value, end of period	$ 16.55	$ 13.72	$ 13.69	$ 11.61	$ 13.79
Total ReturnA	21.43%	1.21%	18.55%	(15.39)%	(16.25)%
Ratios to Average Net AssetsD
Expenses before reductions	78%	.78%	.78%	.83%	.91%
Expenses net of fee waivers, if
any	78%	.78%	.78%	.83%	.91%
Expenses net of all reductions	73%	.75%	.76%	.78%	.87%
Net investment income (loss)	67%	.94%C	.53%	.59%	.37%
Supplemental Data
Net assets, end of period
(in millions)	$ 747	$ 612	$ 708	$ 599	$ 623
Portfolio turnover rate	154%	55%	62%	86%	99%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.06 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been .49%.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Large Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affili ates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

22

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

23 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)
1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, certain foreign taxes, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$ 91,176
Unrealized depreciation		(29,764)
Net unrealized appreciation (depreciation)		61,412
Undistributed ordinary income		1,223
Capital loss carryforward		(73,740)

Cost for federal income tax purposes		$ 697,960

The tax character of distributions paid was as follows:

	April 30, 2006	April 30, 2005
Ordinary Income	$ 4,334	$ 7,097

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (includ ing accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report

24

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, aggregated $1,034,125 and $1,016,390, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .40% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .31% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting re cords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $66 for the period.

25 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $2 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $75.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $324 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $2 and $32, respectively.

Annual Report

26

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

27 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Large Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Large Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Large Cap Stock Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 9, 2006

Annual Report 28

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006 present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

29 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Large Cap Stock (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present) and FMR Co., Inc. (2005 present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005 present) and FMR Corp. (2003 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Corp. (1998 2002). In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and FMR Co., Inc. (2005 present). Mr. Reynolds also serves as a Director (2003 present) and Chief Operating Officer (2000 present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005 present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

30

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Com pany (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

31 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Auto matic Data Processing, Inc. (ADP) (technology based business outsourc ing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer manage ment services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Annual Report

32

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16 school system).

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

34

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as the Chairman of the Inner City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Large Cap Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Large Cap Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Large Cap Stock. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Large Cap Stock. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at Pricewater houseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Large Cap Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Large Cap Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Annual Report

36

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Large Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Large Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Large Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Stock. Mr. Byrnes also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1995

Assistant Treasurer of Large Cap Stock. Mr. Costello also serves as As sistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Large Cap Stock. Mr. Lydecker also serves as As sistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Large Cap Stock Fund. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Stock Fund. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Large Cap Stock Fund. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

38

Distributions

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

39 Annual Report

Proxy Voting Results

A special meeting of each fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 40

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Large Cap Stock Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

42

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

43 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
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Florida
4400 N. Federal Highway
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2948 N. Federal Highway
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8880 Tamiami Trail, North
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1502 N. Westshore Blvd.
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2465 State Road 7
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Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
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Illinois
One North LaSalle Street
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Chicago, IL

1415 West 22nd Street
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Maine
Three Canal Plaza
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Maryland
7315 Wisconsin Avenue
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One W. Pennsylvania Ave.
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Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
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44 Mall Road
Burlington, MA
405 Cochituate Road
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416 Belmont Street
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Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Annual Report 44

Missouri
8885 Ladue Road
Ladue, MO

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
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1271 Avenue of the Americas
New York, NY
61 Broadway
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North Carolina
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Ohio
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28699 Chagrin Boulevard
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Oregon
16850 SW 72nd Avenue
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Pennsylvania
600 West DeKalb Pike
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1735 Market Street
Philadelphia, PA
12001 Perry Highway
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Rhode Island
47 Providence Place
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Tennessee
6150 Poplar Avenue
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Texas
10000 Research Boulevard
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4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
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6005 West Park Boulevard
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14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC 1900 K Street, N.W. Washington, DC Wisconsin 595 North Barker Road Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

45 Annual Report

45

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence
Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report 46

47 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
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for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

LCS-UANN-0606 1.784725.103

Fidelity® Mid-Cap Stock Fund

Annual Report April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	19	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	23	Notes to the financial statements.
Report of Independent	29
Registered Public
Accounting Firm
Trustees and Officers	30
Distributions	40
Proxy Voting Results	41
Board Approval of	42
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Refer ence Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long term success. The right mix of stocks, bonds and cash aligned to your particular risk tolerance and investment objective is very important. Age appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities which historically have been the best performing asset class over time is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more stable fixed investments (bonds or savings plans).

A third investment principle investing regularly can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy known as dollar cost averaging also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemp tion of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Mid Cap Stock Fund	44.52%	5.66%	13.49%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Mid Cap Stock Fund on May 1, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s® MidCap 400 Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Shep Perkins, Portfolio Manager of Fidelity® Mid Cap Stock Fund

Key U.S. equity benchmarks reached multiyear highs during the year ending April 30, 2006. The stock market’s performance reflected economic conditions and corporate earnings that continued to beat expectations. It also showed that investors generally tuned out the buzz surrounding record high energy costs, inflation and rising short term interest rates. By and large, the market’s trajectory was consistent throughout the period. In fact, as measured by the Standard & Poor’s 500SM Index, stocks rose in 10 of the past 12 months and ended the period on a six month winning streak. The gains also became more broad based, shifting from the primarily energy and utility driven returns of the period’s early stages to include more widespread contributions from other sectors such as financials and telecommunica tion services. On the capitalization spectrum, small caps continued to dominate, as the small cap Russell 2000® Index reached new heights and returned 33.47% for the year overall. In comparison, the large cap oriented S&P 500® gained 15.42%, the Dow Jones Industrial AverageSM rose 14.17% and the NASDAQ Composite® Index climbed 21.89% .

Fidelity Mid Cap Stock Fund did particularly well during a period that was favorable for mid cap stocks overall. For the 12 months, the fund gained 44.52%, compared with 28.32% for the Standard & Poor’s® MidCap 400 Index and 27.69% for the LipperSM Mid Cap Funds Average. Performance compared with the index was driven mostly by favorable stock selection. Favorable stock picking within the telecommunication services sector while the weakest component of the index during the past year contributed almost a third of the fund’s relative outperformance, as Qwest Communications and Time Warner Telecom were two of the fund’s biggest contributors. A few strong performers in the diversified financials group notably online brokers TD Ameritrade Holding and E*TRADE Financial contributed nicely as well. In the energy space, refiner Valero Energy also helped returns. Inopportune stock selection was responsible for holding back some of the fund’s strong overall performance. Technology hardware and equipment picks Comverse Technology and Juniper Networks both disappointed, while not holding a stake in index component SanDisk also hurt, as stronger than expected demand for its flash memory products moved the stock higher.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund ex penses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypotheti cal account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypotheti cal example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$ 1,000.00	$ 1,249.70	$ 4.07
Hypothetical (5% return per year
before expenses)	$ 1,000.00	$ 1,021.17	$ 3.66

* Expenses are equal to the Fund’s annualized expense ratio of .73%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Qwest Communications International, Inc.	3.2	2.8
St. Jude Medical, Inc.	2.0	0.3
Comverse Technology, Inc.	2.0	2.3
Royal Caribbean Cruises Ltd.	2.0	1.9
NCR Corp.	1.9	1.8
Monsanto Co.	1.8	2.3
E*TRADE Financial Corp.	1.8	2.0
Peabody Energy Corp.	1.8	1.8
Potash Corp. of Saskatchewan	1.7	2.0
Microchip Technology, Inc.	1.6	2.4
	19.8
Top Five Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	25.2	27.5
Consumer Discretionary	16.4	19.3
Health Care	12.5	9.9
Energy	12.4	12.3
Industrials	11.7	10.7

Annual Report

8

Investments April 30, 2006
Showing Percentage of Net Assets

Common Stocks 98.6%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 16.4%
Auto Components 0.3%
Visteon Corp. (a)(e)	7,500,000	$ 44,100
Hotels, Restaurants & Leisure 5.2%
Boyd Gaming Corp.	1,147,200	57,154
Gaylord Entertainment Co. (a)	643,287	28,465
MGM MIRAGE (a)	496,100	22,275
Morgans Hotel Group Co. (e)	2,314,970	41,669
OSI Restaurant Partners, Inc.	88,500	3,779
Penn National Gaming, Inc. (a)	2,000,000	81,440
Royal Caribbean Cruises Ltd.	6,000,000	250,740
Starbucks Corp. (a)	1,600,000	59,632
Starwood Hotels & Resorts Worldwide, Inc.	1,000,000	57,380
Wynn Resorts Ltd. (a)(d)	750,000	57,083
		659,617
Household Durables – 2.3%
Harman International Industries, Inc.	1,000,000	87,990
LG Electronics, Inc.	1,304,130	107,992
Sealy Corp., Inc.	14,100	225
Whirlpool Corp.	1,000,000	89,750
		285,957
Internet & Catalog Retail 1.0%
Blue Nile, Inc. (a)(d)(e)	1,729,800	60,197
GSI Commerce, Inc. (a)(d)(e)	4,144,519	72,488
		132,685
Media – 3.7%
EchoStar Communications Corp. Class A (a)	4,000,000	123,600
Getty Images, Inc. (a)	1,000,000	64,010
Lamar Advertising Co. Class A (a)(d)	2,000,000	109,980
Omnicom Group, Inc.	850,000	76,509
Univision Communications, Inc. Class A (a)(d)	2,500,000	89,225
		463,324
Multiline Retail – 0.6%
Federated Department Stores, Inc.	955,800	74,409
Specialty Retail – 3.1%
Aeropostale, Inc. (a)(e)	2,900,000	89,059
Circuit City Stores, Inc.	4,265,800	122,642
Eddie Bauer Holdings, Inc. (a)	1,424,900	18,780

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Specialty Retail – continued
Gamestop Corp. Class A (a)(d)	1,402,467	$ 66,196
Staples, Inc.	3,499,950	92,434
		389,111
Textiles, Apparel & Luxury Goods – 0.2%
Fossil, Inc. (a)	1,500,000	24,390

TOTAL CONSUMER DISCRETIONARY		2,073,593

CONSUMER STAPLES 0.7%
Beverages – 0.0%
Constellation Brands, Inc. Class A (sub. vtg.) (a)	200,000	4,940
Food & Staples Retailing – 0.7%
CVS Corp.	1,000,000	29,720
Rite Aid Corp. (a)(d)	11,000,000	49,500
Sysco Corp.	200,000	5,978
		85,198

TOTAL CONSUMER STAPLES		90,138

ENERGY 12.4%
Energy Equipment & Services – 6.5%
BJ Services Co.	3,000,000	114,150
GlobalSantaFe Corp.	1,000,000	61,210
Halliburton Co.	1,650,000	128,948
National Oilwell Varco, Inc. (a)	1,551,250	106,990
Noble Corp.	1,400,000	110,516
Pride International, Inc. (a)	2,801,137	97,732
Transocean, Inc. (a)	1,000,000	81,070
Weatherford International Ltd. (a)	2,200,000	116,446
		817,062
Oil, Gas & Consumable Fuels – 5.9%
Amerada Hess Corp.	700,000	100,289
Arch Coal, Inc.	700,000	66,493
Cameco Corp.	800,000	32,551
EOG Resources, Inc.	800,000	56,184
Massey Energy Co.	2,000,000	77,300

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Peabody Energy Corp.	3,500,000	$ 223,510
Valero Energy Corp.	3,000,000	194,220
		750,547

TOTAL ENERGY		1,567,609

FINANCIALS – 5.1%
Capital Markets 2.6%
E*TRADE Financial Corp. (a)	9,000,000	223,920
TD Ameritrade Holding Corp.	6,000,000	111,360
		335,280
Commercial Banks – 0.9%
SVB Financial Group (a)	930,832	47,258
Wintrust Financial Corp.	1,190,165	61,591
		108,849
Insurance – 0.8%
Axis Capital Holdings Ltd.	2,000,000	59,640
W.R. Berkley Corp.	923,850	34,570
Willis Group Holdings Ltd.	300,000	10,545
		104,755
Thrifts & Mortgage Finance – 0.8%
Hudson City Bancorp, Inc.	4,000,000	53,640
Sovereign Bancorp, Inc.	2,000,000	44,340
		97,980

TOTAL FINANCIALS		646,864

HEALTH CARE – 12.5%
Biotechnology – 2.5%
Celgene Corp. (a)	2,500,000	105,400
Genentech, Inc. (a)	650,000	51,812
MedImmune, Inc. (a)	2,173,600	68,403
ONYX Pharmaceuticals, Inc. (a)	1,274,900	29,769
OSI Pharmaceuticals, Inc. (a)(d)	2,000,000	53,140
OXiGENE, Inc. (a)(e)	2,000,000	8,640
		317,164
Health Care Equipment & Supplies – 4.1%
Advanced Medical Optics, Inc. (a)	864,600	40,290

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
C.R. Bard, Inc.	750,000	$ 55,845
Conor Medsystems, Inc. (a)	500,000	13,500
Cyberonics, Inc. (a)(d)	1,136,029	26,345
Gen-Probe, Inc. (a)	884,700	47,305
Mentor Corp.	1,300,000	56,329
St. Jude Medical, Inc. (a)	6,500,000	256,620
Thoratec Corp. (a)	1,179,125	21,236
		517,470
Health Care Providers & Services – 5.2%
Covance, Inc. (a)	1,593,000	92,952
Healthspring, Inc. (d)(e)	3,488,300	59,301
Henry Schein, Inc. (a)	974,700	45,441
Humana, Inc. (a)	2,821,763	127,487
IMS Health, Inc.	2,500,000	67,950
Medco Health Solutions, Inc. (a)	1,300,000	69,199
Omnicare, Inc.	2,250,000	127,598
UnitedHealth Group, Inc.	1,474,700	73,352
		663,280
Pharmaceuticals – 0.7%
Allergan, Inc.	800,000	82,176

TOTAL HEALTH CARE		1,580,090

INDUSTRIALS – 11.7%
Aerospace & Defense – 2.6%
Hexcel Corp. (a)	2,500,000	55,225
L 3 Communications Holdings, Inc.	906,476	74,059
Precision Castparts Corp.	1,750,000	110,215
Rockwell Collins, Inc.	1,500,000	85,800
		325,299
Airlines – 0.2%
JetBlue Airways Corp. (a)(d)	2,892,318	29,675
Commercial Services & Supplies – 3.7%
Allied Waste Industries, Inc. (a)	7,000,000	99,120
American Reprographics Co. (a)	1,000,000	35,470
CDI Corp. (e)	1,119,900	31,749
Cintas Corp.	2,000,000	83,960
Knoll, Inc.	2,232,013	48,546

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Robert Half International, Inc.	1,750,000	$ 73,973
Waste Management, Inc.	2,569,900	96,268
		469,086
Construction & Engineering – 1.1%
Chicago Bridge & Iron Co. NV (NY Shares)	2,500,000	59,925
Fluor Corp.	328,744	30,544
Quanta Services, Inc. (a)	3,000,000	48,660
		139,129
Electrical Equipment – 0.7%
Evergreen Solar, Inc. (a)(d)	1,998,110	27,734
Global Power Equipment Group, Inc. (a)(d)	691,000	2,971
Rockwell Automation, Inc.	850,000	61,591
		92,296
Machinery – 0.8%
Deere & Co.	250,000	21,945
Manitowoc Co., Inc.	1,500,000	74,385
		96,330
Marine – 0.5%
American Commercial Lines, Inc.	500,000	26,965
Kirby Corp. (a)	471,800	34,772
		61,737
Road & Rail 2.1%
Burlington Northern Santa Fe Corp.	1,500,000	119,295
Landstar System, Inc.	1,000,998	42,532
Norfolk Southern Corp.	2,000,000	108,000
		269,827

TOTAL INDUSTRIALS		1,483,379

INFORMATION TECHNOLOGY – 25.2%
Communications Equipment – 5.1%
Alcatel SA sponsored ADR (a)	8,000,000	115,360
CIENA Corp. (a)	20,000,000	81,800
Comverse Technology, Inc. (a)(e)	11,156,628	252,698
Juniper Networks, Inc. (a)	6,000,000	110,880
MasTec, Inc. (a)	3,000,000	36,990
Motorola, Inc.	2,000,000	42,700
		640,428

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – 2.4%
Diebold, Inc.	750,000	$ 31,913
NCR Corp. (a)	6,250,000	246,250
QLogic Corp. (a)	1,000,000	20,810
		298,973
Electronic Equipment & Instruments – 4.8%
Amphenol Corp. Class A	2,001,000	115,658
Arrow Electronics, Inc. (a)	1,499,987	54,300
Benchmark Electronics, Inc. (a)(e)	3,375,000	92,138
Celestica, Inc. (sub. vtg.) (a)	5,000,000	56,216
Flextronics International Ltd. (a)	11,750,000	133,480
Solectron Corp. (a)	40,500,000	162,000
		613,792
Internet Software & Services – 1.3%
Akamai Technologies, Inc. (a)	2,000,000	67,380
eBay, Inc. (a)	100,000	3,441
Homestore, Inc. (a)(e)	15,000,000	92,100
		162,921
IT Services – 1.5%
Alliance Data Systems Corp. (a)	1,250,000	68,750
Cognizant Technology Solutions Corp. Class A (a)	1,250,000	79,513
Telvent GIT SA (a)(e)	2,773,900	38,835
		187,098
Office Electronics – 0.4%
Xerox Corp. (a)	4,000,000	56,160
Semiconductors & Semiconductor Equipment – 6.6%
Advanced Micro Devices, Inc. (a)	202,600	6,554
ATI Technologies, Inc. (a)	2,000,000	31,034
Axcelis Technologies, Inc. (a)	579,100	3,411
FormFactor, Inc. (a)	1,617,800	67,446
Freescale Semiconductor, Inc. Class B (a)	3,750,000	118,763
Intel Corp.	600,000	11,988
MEMC Electronic Materials, Inc. (a)	2,710,200	110,034
Microchip Technology, Inc.	5,250,000	195,615
ON Semiconductor Corp. (a)	7,179,450	51,477
PMC-Sierra, Inc. (a)	3,492,612	43,413
Samsung Electronics Co. Ltd.	173,710	118,612

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Silicon Laboratories, Inc. (a)	1,395,300	$ 65,035
United Microelectronics Corp. sponsored ADR (d)	3,000,000	11,310
		834,692
Software 3.1%
Adobe Systems, Inc.	250,000	9,800
Amdocs Ltd. (a)	1,155,000	42,966
BEA Systems, Inc. (a)	5,000,000	66,250
Citrix Systems, Inc. (a)	1,700,000	67,864
FileNET Corp. (a)	1,749,089	48,660
Microsoft Corp.	200,000	4,830
NAVTEQ Corp. (a)	1,500,000	62,280
Symantec Corp. (a)	1,000,000	16,380
TIBCO Software, Inc. (a)	7,821,100	67,418
		386,448

TOTAL INFORMATION TECHNOLOGY		3,180,512

MATERIALS 8.7%
Chemicals – 6.1%
Agrium, Inc.	4,585,700	118,539
Air Products & Chemicals, Inc.	500,000	34,260
Chemtura Corp.	3,000,000	36,600
Cytec Industries, Inc.	1,000,000	60,470
Monsanto Co.	2,750,000	229,350
Nitto Denko Corp.	90,000	7,548
Potash Corp. of Saskatchewan	2,250,000	213,005
Tokuyama Corp.	4,000,000	66,002
		765,774
Containers & Packaging – 0.2%
Smurfit-Stone Container Corp. (a)	2,453,038	31,767
Metals & Mining – 2.4%
Commercial Metals Co.	886,850	48,245
Gold Fields Ltd. sponsored ADR (d)	3,000,000	76,230
Novelis, Inc.	1,916,100	46,069
Oregon Steel Mills, Inc. (a)	605,665	29,999

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Steel Dynamics, Inc.	506,600	$ 31,632
United States Steel Corp.	1,000,000	68,500
		300,675

TOTAL MATERIALS		1,098,216

TELECOMMUNICATION SERVICES – 5.6%
Diversified Telecommunication Services – 4.9%
AT&T, Inc.	3,500,000	91,735
Qwest Communications International, Inc. (a)	60,000,000	402,592
Time Warner Telecom, Inc. Class A (sub. vtg.)(a)(d)	7,500,000	125,775
		620,102
Wireless Telecommunication Services – 0.7%
Nextel Partners, Inc. Class A (a)	910,400	25,801
NII Holdings, Inc. (a)	1,079,300	64,650
		90,451

TOTAL TELECOMMUNICATION SERVICES		710,553

UTILITIES – 0.3%
Independent Power Producers & Energy Traders – 0.3%
AES Corp. (a)	2,500,000	42,425
TOTAL COMMON STOCKS
(Cost $9,547,741)		12,473,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Money Market Funds 2.5%
	Shares	Value (Note 1)
		(000s)
Fidelity Cash Central Fund, 4.8% (b)	195,188,589	$ 195,189
Fidelity Securities Lending Cash Central Fund,
4.83% (b)(c)	128,735,500	128,736
TOTAL MONEY MARKET FUNDS
(Cost $323,925)		323,925
TOTAL INVESTMENT PORTFOLIO 101.1%
(Cost $9,871,666)		12,797,304

NET OTHER ASSETS – (1.1)%		(144,093)
NET ASSETS 100%		$ 12,653,211

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral received from securities on loan. (d) Security or a portion of the security is on loan at period end. (e) Affiliated company

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$ 4,649
Fidelity Securities Lending Cash Central Fund	1,593
Total	$ 6,242

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliates	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Aeropostale, Inc.	$ —	$ 82,476	$ —	$ —	$ 89,059
Benchmark Electronics,
Inc.	15,370	48,371	—	—	92,138
Blue Nile, Inc.	28,578	24,861	6,407	—	60,197
CDI Corp.	—	31,609	—	—	31,749
Comverse Technology,
Inc.	179,373	89,659	14,117		252,698
Cyberonics, Inc.	90,045	10,396	69,150	—	—
GSI Commerce, Inc.	—	66,558	1,130	—	72,488
Healthspring, Inc.	—	67,115	—	—	59,301
Homestore, Inc	28,757	3,016	2,606	—	92,100
IntraLase Corp.	—	31,650	28,261	—	—
Morgans Hotel Group
Co.	—	43,556	—	—	41,669
OXiGENE, Inc	—	7,300	—	—	8,640
Sapient Corp.	47,905	2,464	49,751	—	—
Telvent GIT SA	24,272	—	—	—	38,835
Visteon Corp	—	59,412	—	—	44,100
Totals	$ 414,300	$ 568,443	$ 171,422	$ —	$ 882,974

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	85.8%
Canada	4.0%
Liberia	2.0%
Korea (South)	1.8%
Cayman Islands	1.4%
Singapore	1.1%
Others (individually less than 1%) .	3.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $125,362) See accompanying schedule:
Unaffiliated issuers (cost $8,760,338)	$ 11,590,405
Affiliated Central Funds (cost $323,925)	323,925
Other affiliated issuers (cost $787,403)	882,974
Total Investments (cost $9,871,666)		$ 12,797,304
Receivable for investments sold		16,204
Receivable for fund shares sold		55,325
Dividends receivable		1,124
Interest receivable		430
Prepaid expenses		28
Other affiliated receivables		34
Other receivables		320
Total assets		12,870,769

Liabilities
Payable for investments purchased	$ 70,210
Payable for fund shares redeemed	10,045
Accrued management fee	5,578
Other affiliated payables	2,482
Other payables and accrued expenses	507
Collateral on securities loaned, at value	128,736
Total liabilities		217,558

Net Assets		$ 12,653,211
Net Assets consist of:
Paid in capital		$ 9,434,236
Accumulated net investment loss		(106)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		293,408
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		2,925,673
Net Assets, for 415,830 shares outstanding		$ 12,653,211
Net Asset Value, offering price and redemption price per
share ($12,653,211 ÷ 415,830 shares)		$ 30.43

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Dividends		$ 42,096
Special dividends		16,200
Interest		62
Income from affiliated Central Funds		6,242
Total income		64,600

Expenses
Management fee
Basic fee	$ 55,883
Performance adjustment	(12,187)
Transfer agent fees	24,238
Accounting and security lending fees	1,255
Independent trustees’ compensation	40
Appreciation in deferred trustee compensation account	20
Custodian fees and expenses	307
Registration fees	227
Audit	91
Legal	72
Interest	6
Miscellaneous	503
Total expenses before reductions	70,455
Expense reductions	(2,723)	67,732

Net investment income (loss)		(3,132)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	647,190
Other affiliated issuers	32,494
Foreign currency transactions	55
Total net realized gain (loss)		679,739
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,868,399
Assets and liabilities in foreign currencies	33
Total change in net unrealized appreciation
(depreciation)		2,868,432
Net gain (loss)		3,548,171
Net increase (decrease) in net assets resulting from
operations		$ 3,545,039

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (3,132)	$ 18,305
Net realized gain (loss)	679,739	801,420
Change in net unrealized appreciation (depreciation)	2,868,432	(574,229)
Net increase (decrease) in net assets resulting
from operations	3,545,039	245,496
Distributions to shareholders from net investment income	(14,639)	(27,220)
Distributions to shareholders from net realized gain	(218,717)	—
Total distributions	(233,356)	(27,220)
Share transactions
Proceeds from sales of shares	3,077,335	1,782,192
Reinvestment of distributions	229,258	26,657
Cost of shares redeemed	(1,907,242)	(2,298,258)
Net increase (decrease) in net assets resulting from
share transactions	1,399,351	(489,409)
Redemption fees	181	212
Total increase (decrease) in net assets	4,711,215	(270,921)

Net Assets
Beginning of period	7,941,996	8,212,917
End of period (including accumulated net investment
loss of $106 and undistributed net investment in-
come of $15,533, respectively)	$ 12,653,211	$ 7,941,996

Other Information
Shares
Sold	112,062	81,686
Issued in reinvestment of distributions	8,722	1,184
Redeemed	(73,167)	(104,392)
Net increase (decrease)	47,617	(21,522)

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Highlights
Years ended April 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$ 21.57	$ 21.07	$ 16.80	$ 21.42	$ 24.14
Income from Investment
Operations
Net investment income
(loss)B	(.01)C	.05D	.07	.13	.18F
Net realized and unreal-
ized gain (loss)	9.51	.52	4.29	(4.66)	(2.74)F
Total from investment
operations	9.50	.57	4.36	(4.53)	(2.56)
Distributions from net
investment income	(.04)	(.07)	(.09)	(.09)	(.16)
Distributions from net realized
gain	(.60)	—	—	—	—
Total distributions	(.64)	(.07)	(.09)	(.09)	(.16)
Redemption fees added to
paid in capitalB	—G	—G	—G	—G	—G
Net asset value, end of period	$ 30.43	$ 21.57	$ 21.07	$ 16.80	$ 21.42
Total ReturnA	44.52%	2.69%	25.99%	(21.17)%	(10.67)%
Ratios to Average Net AssetsE
Expenses before reductions	.72%	.71%	.70%	.74%	.94%
Expenses net of fee waiv-
ers, if any	72%	.71%	.70%	.74%	.94%
Expenses net of all
reductions	69%	.62%	.65%	.66%	.87%
Net investment income
(loss)	(.03)%C	.22%D	.34%	.75%	.79%F
Supplemental Data
Net assets, end of period
(in millions)	$12,653	$ 7,942	$ 8,213	$ 5,507	$ 6,728
Portfolio turnover rate	74%	186%	137%	120%	200%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.04 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been (.20)%.
D Investment income per share reflects a special dividend which amounted to $.01 per share and an in kind dividend received in a corporate reorganization which amounted to $.01 per share. Excluding these dividends, the ratio of net investment income to average net assets would have been .08%.
E Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
F Effective May 1, 2001, the fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and discount on all debt securities. Per share data and ratios for periods prior to adoption have not been restated to reflect this change.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Mid Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on April 28, 2006, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

23 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as

Annual Report

24

1. Significant Accounting Policies continued
Deferred Trustee Compensation continued

though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due foreign currency transactions, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 3,173,018
Unrealized depreciation	(255,657)
Net unrealized appreciation (depreciation) .	2,917,361
Undistributed ordinary income	86,685
Undistributed long term capital gain	174,040

Cost for federal income tax purposes	$ 9,879,943

The tax character of distributions paid was as follows:

	April 30,	April 30,
	2006	2005
Ordinary Income	$ 69,318	$ 27,220
Long term Capital Gains	164,038	—
Total	$ 233,356	$ 27,220

25 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Short Term Trading (Redemption) Fees. Shares held in the fund less than 30 days are subject to a redemption fee equal to .75% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (includ ing accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, aggregated $8,357,545 and $7,251,857, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .45% of the fund’s average net assets.

Annual Report

26

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .25% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $321 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

	Average Daily	Weighted Average	Interest
Borrower or Lender	Loan Balance	Interest Rate	Expense
Borrower	$15,341	4.64%	$ 6

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $29 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $1,593.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,235 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $9 and $479, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

28

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Mid Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Mid Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Mid Cap Stock Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 7, 2006

29 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006 present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

30

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Mid Cap Stock (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present) and FMR Co., Inc. (2005 present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005 present) and FMR Corp. (2003 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Corp. (1998 2002). In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and FMR Co., Inc. (2005 present). Mr. Reynolds also serves as a Director (2003 present) and Chief Operating Officer (2000 present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005 present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

31 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous se nior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

32

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Auto matic Data Processing, Inc. (ADP) (technology based business outsourc ing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer manage ment services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

34

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Ste vens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

35 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as the Chairman of the Inner City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Mid Cap Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Divi sion (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

Shep Perkins (35)

Year of Election or Appointment: 2005

Vice President of Mid Cap Stock. Prior to assuming his current responsibilities, Mr. Perkins served as a research analyst and portfolio manager. Mr. Perkins also serves as Vice President of FMR Co., Inc. (2004).

Annual Report

36

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Mid Cap Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Mid Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Mid Cap Stock. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Mid Cap Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Mid Cap Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Mid Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Mid Cap Stock. Mr. Mehrmann also serves as Dep uty Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institu tional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Mid Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Mid Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Annual Report

38

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Mid Cap Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1994

Assistant Treasurer of Mid Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Mid Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Mid Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Mid Cap Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Mid Cap Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

39 Annual Report

Distributions

The Board of Trustees of Fidelity Mid-Cap Stock Fund voted to pay on 6/05/2006 to shareholders of record at the opening of business on 6/02/2006 a distribution of $.63 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended 4/30/2006, $338,078,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 86% and 37% of the dividends distributed in June and December, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 90% and 53% of the dividends distributed in June and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

40

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Mid Cap Stock Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

Annual Report

42

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

43 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 44

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

45 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL

1415 West 22nd Street
Oak Brook, IL
1572 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Annual Report 46

Missouri
8885 Ladue Road
Ladue, MO

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC 1900 K Street, N.W. Washington, DC Wisconsin 595 North Barker Road Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

47 Annual Report

47

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
The Northern Trust Company
Chicago, IL

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

MCS-UANN-0606 1.784726.103

Fidelity® Small Cap Retirement Fund

Annual Report April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	14	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	18	Notes to the financial statements.
Report of Independent	24
Registered Public
Accounting Firm
Trustees and Officers	25
Distributions	35
Proxy Voting Results	36
Board Approval of	37
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time tested, funda mental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long term success. The right mix of stocks, bonds and cash aligned to your particular risk tolerance and investment objective is very important. Age appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities which historically have been the best performing asset class over time is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more stable fixed investments (bonds or savings plans).

A third investment principle investing regularly can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy known as dollar cost averaging also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimburse ment by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Life of
	year	years	fundA
Fidelity® Small Cap Retirement Fund	30.51%	11.48%	12.83%
A From September 26, 2000.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Small Cap Retirement Fund on September 26, 2000, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Charles Myers, who became Portfolio Manager of Fidelity® Small Cap Retirement Fund on March 1, 2006

Key U.S. equity benchmarks reached multiyear highs during the year ending April 30, 2006. The stock market’s performance reflected economic conditions and corporate earnings that continued to beat expectations. It also showed that investors generally tuned out the buzz surrounding record high energy costs, inflation and rising short term interest rates. By and large, the market’s trajectory was consistent throughout the period. In fact, as measured by the Standard & Poor’s 500SM Index, stocks rose in 10 of the past 12 months and ended the period on a six month winning streak. The gains also became more broad based, shifting from the primarily energy and utility driven returns of the period’s early stages to include more widespread contributions from other sectors such as financials and telecommunica tion services. On the capitalization spectrum, small caps continued to dominate, as the small cap Russell 2000® Index reached new heights and returned 33.47% for the year overall. In comparison, the large cap oriented S&P 500® gained 15.42%, the Dow Jones Industrial AverageSM rose 14.17% and the NASDAQ Composite® Index climbed 21.89% .

The fund gained 30.51% during the past year, trailing the Russell 2000 Index and the 31.20% return of the LipperSM Small Cap Funds Average. The Russell index was driven primarily by highly volatile small cap companies with minimal or negative earnings. These did much better than the types of higher quality, high return on capital types of names that I along with the fund’s other managers during the period favored. This trend was most obvious among our technology holdings. Stock selection in the group had a signifi cantly negative impact on relative performance during the past year. On the positive side, our overweighting in energy stocks provided a big boost, as oil prices continued to lift corporate earnings in that part of the market. Out of benchmark positions in Montpelier Re Holdings and Aspen Insurance Holdings both detracted. These reinsurance companies which insure insurance firms against big losses were hit hard by Hurricanes Katrina and Rita last fall. At period end, Montpelier Re was no longer in the portfolio. Another underperformer was digital media company Avid Technology. The fund’s top contributor and largest holding at period end was dinnerware maker Lifetime Brands, which benefited from investor optimism about two significant acquisitions completed during the period. Also detracting was oil field services stock Carpenter Technology.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund ex penses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypotheti cal account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypotheti cal example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$ 1,000.00	$ 1,143.50	$ 5.58
Hypothetical (5% return per year
before expenses)	$ 1,000.00	$ 1,019.59	$ 5.26

* Expenses are equal to the Fund’s annualized expense ratio of 1.05%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Lifetime Brands, Inc.	5.9	0.0
Omnicare, Inc.	5.5	1.9
Amedisys, Inc.	2.7	0.0
Pacific Sunwear of California, Inc.	2.7	0.5
j2 Global Communications, Inc.	2.6	0.0
Farmer Mac Class C (non vtg.)	2.6	0.5
Compass Minerals International, Inc.	2.6	0.0
Basic Energy Services, Inc.	2.5	0.0
Carpenter Technology Corp.	2.5	0.0
Mariner Energy, Inc.	2.5	0.0
	32.1
Top Five Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Consumer Discretionary	20.7	16.5
Financials	16.3	19.6
Industrials	15.8	11.7
Health Care	15.4	19.5
Information Technology	13.7	11.8

Annual Report 8

Investments April	30,	2006
Showing Percentage of Net Assets

Common Stocks 97.5%
			Shares	Value (Note 1)

CONSUMER DISCRETIONARY – 20.7%
Diversified Consumer Services – 1.4%
Jackson Hewitt Tax Service, Inc.			113,600	$ 3,394,368
Hotels, Restaurants & Leisure 0.9%
Domino’s Pizza, Inc.			86,400	2,274,912
Household Durables – 5.9%
Lifetime Brands, Inc.			492,800	14,596,735
Media – 3.3%
Harte-Hanks, Inc.			96,700	2,639,910
Valassis Communications, Inc. (a)			186,400	5,455,928
				8,095,838
Specialty Retail – 7.3%
New York & Co., Inc. (a)			381,600	5,941,512
Pacific Sunwear of California, Inc. (a)			279,700	6,517,010
The Children’s Place Retail Stores, Inc. (a)			89,100	5,504,598
				17,963,120
Textiles, Apparel & Luxury Goods – 1.9%
Timberland Co. Class A (a)			140,100	4,770,405

TOTAL CONSUMER DISCRETIONARY				51,095,378

ENERGY 8.6%
Energy Equipment & Services – 4.9%
Basic Energy Services, Inc.			184,700	6,156,051
Superior Energy Services, Inc. (a)			181,900	5,848,085
				12,004,136
Oil, Gas & Consumable Fuels – 3.7%
Mariner Energy, Inc. (a)			314,530	6,117,609
Range Resources Corp.			118,277	3,137,889
				9,255,498

TOTAL ENERGY				21,259,634

FINANCIALS – 16.3%
Consumer Finance – 2.3%
Cash America International, Inc.			82,400	2,709,312
Dollar Financial Corp. (a)			153,400	2,979,028
				5,688,340
Diversified Financial Services – 0.6%
Marlin Business Services Corp. (a)			66,819	1,456,654

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

FINANCIALS – continued
Insurance – 8.9%
Aspen Insurance Holdings Ltd.	135,100	$ 3,289,685
Hilb Rogal & Hobbs Co.	117,500	4,803,400
Markel Corp. (a)	14,000	4,889,500
Max Re Capital Ltd.	184,207	4,513,072
Philadelphia Consolidated Holdings Corp. (a)	71,259	2,360,811
RLI Corp.	42,700	2,117,920
		21,974,388
Thrifts & Mortgage Finance – 4.5%
Farmer Mac Class C (non-vtg.)	224,200	6,450,234
Washington Federal, Inc.	195,200	4,669,184
		11,119,418

TOTAL FINANCIALS		40,238,800

HEALTH CARE – 15.4%
Health Care Equipment & Supplies – 2.5%
DexCom, Inc.	143,552	3,611,768
ICU Medical, Inc. (a)	62,100	2,557,899
		6,169,667
Health Care Providers & Services – 12.9%
Amedisys, Inc. (a)(d)	202,200	6,704,952
Chemed Corp.	83,200	4,533,568
Emergency Medical Services Corp. Class A	87,600	1,081,860
Odyssey Healthcare, Inc. (a)	58,912	1,024,480
Omnicare, Inc.	237,504	13,468,852
VistaCare, Inc. Class A (a)	333,000	5,068,260
		31,881,972

TOTAL HEALTH CARE		38,051,639

INDUSTRIALS – 15.8%
Aerospace & Defense – 0.4%
BE Aerospace, Inc. (a)	36,100	939,683
Building Products 0.8%
Quixote Corp.	97,904	2,018,780
Commercial Services & Supplies – 5.3%
Copart, Inc. (a)	194,000	5,208,900

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Healthcare Services Group, Inc.	248,300	$ 5,301,205
Navigant Consulting, Inc. (a)	120,700	2,544,356
		13,054,461
Construction & Engineering – 1.4%
URS Corp. (a)	79,300	3,415,451
Electrical Equipment – 3.8%
EnerSys (a)	250,900	3,517,618
Genlyte Group, Inc. (a)	86,400	5,953,824
		9,471,442
Industrial Conglomerates – 1.1%
Raven Industries, Inc.	66,700	2,703,351
Road & Rail 1.9%
Heartland Express, Inc.	197,800	4,808,518
Trading Companies & Distributors – 1.1%
UAP Holding Corp.	127,122	2,626,341

TOTAL INDUSTRIALS		39,038,027

INFORMATION TECHNOLOGY – 13.7%
Electronic Equipment & Instruments – 0.7%
FARO Technologies, Inc. (a)	117,600	1,786,344
Internet Software & Services – 2.6%
j2 Global Communications, Inc. (a)	131,800	6,470,062
IT Services – 3.1%
CACI International, Inc. Class A (a)	72,000	4,502,880
Lionbridge Technologies, Inc. (a)	384,956	3,164,338
		7,667,218
Office Electronics – 2.4%
Zebra Technologies Corp. Class A (a)	150,900	5,989,221
Semiconductors & Semiconductor Equipment – 0.7%
SiRF Technology Holdings, Inc. (a)	50,000	1,707,500
Software 4.2%
Blackbaud, Inc.	116,909	2,456,258
Cognos, Inc. (a)	128,400	4,784,612
Hyperion Solutions Corp. (a)	100,900	3,089,558
		10,330,428

TOTAL INFORMATION TECHNOLOGY		33,950,773

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)

MATERIALS 7.0%
Metals & Mining – 7.0%
Apex Silver Mines Ltd. (a)	117,600	$ 2,504,880
Carpenter Technology Corp.	51,700	6,149,715
Compass Minerals International, Inc.	241,800	6,366,594
Oregon Steel Mills, Inc. (a)	47,600	2,357,628
		17,378,817

TOTAL COMMON STOCKS
(Cost $218,123,355)		241,013,068

Money Market Funds 4.2%

Fidelity Cash Central Fund, 4.8% (b)	5,314,744	5,314,744
Fidelity Securities Lending Cash Central Fund,
4.83% (b)(c)	5,007,450	5,007,450
TOTAL MONEY MARKET FUNDS
(Cost $10,322,194)		10,322,194

TOTAL INVESTMENT PORTFOLIO 101.7%
(Cost $228,445,549)		251,335,262

NET OTHER ASSETS – (1.7)%		(4,294,888)
NET ASSETS 100%		$ 247,040,374

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

See accompanying notes which are an integral part of the financial statements.

Annual Report 12

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$ 261,240
Fidelity Securities Lending Cash Central Fund	43,759
Total	$ 304,999

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Financial Statements

Statement of Assets and Liabilities
		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $4,993,896) See accompanying
schedule:
Unaffiliated issuers (cost $218,123,355)	$ 241,013,068
Affiliated Central Funds (cost $10,322,194)	10,322,194
Total Investments (cost $228,445,549)		$ 251,335,262
Cash		96,442
Receivable for investments sold		5,513,675
Receivable for fund shares sold		1,058,031
Dividends receivable		27,313
Interest receivable		24,167
Prepaid expenses		509
Receivable from investment adviser for expense
reductions		3,258
Other affiliated receivables		116
Other receivables		41,744
Total assets		258,100,517

Liabilities
Payable for investments purchased	$ 5,589,626
Payable for fund shares redeemed	210,527
Accrued management fee	122,793
Other affiliated payables	72,800
Other payables and accrued expenses	56,947
Collateral on securities loaned, at value	5,007,450
Total liabilities		11,060,143

Net Assets		$ 247,040,374
Net Assets consist of:
Paid in capital		$ 197,853,387
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		26,297,274
Net unrealized appreciation (depreciation) on
investments		22,889,713
Net Assets, for 13,707,341 shares outstanding		$ 247,040,374
Net Asset Value, offering price and redemption price per
share ($247,040,374 ÷ 13,707,341 shares)		$ 18.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Statement of Operations
	Year ended April 30, 2006

Investment Income
Dividends		$ 1,046,840
Interest		570
Income from affiliated Central Funds		304,999
Total income		1,352,409

Expenses
Management fee
Basic fee	$ 1,391,272
Performance adjustment	(203,466)
Transfer agent fees	667,193
Accounting and security lending fees	74,847
Independent trustees’ compensation	778
Custodian fees and expenses	23,491
Registration fees	41,619
Audit	47,078
Legal	976
Miscellaneous	10,993
Total expenses before reductions	2,054,781
Expense reductions	(147,322)	1,907,459

Net investment income (loss)		(555,050)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,979,468
Foreign currency transactions	(4,039)
Total net realized gain (loss)		31,975,429
Change in net unrealized appreciation (depreciation) on
investment securities		17,265,780
Net gain (loss)		49,241,209
Net increase (decrease) in net assets resulting from
operations		$ 48,686,159

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (555,050)	$ 331,171
Net realized gain (loss)	31,975,429	7,484,571
Change in net unrealized appreciation (depreciation)	17,265,780	(6,643,014)
Net increase (decrease) in net assets resulting
from operations	48,686,159	1,172,728
Distributions to shareholders from net investment income	(388,846)	—
Distributions to shareholders from net realized gain	(9,665,347)	—
Total distributions	(10,054,193)	—
Share transactions
Proceeds from sales of shares	106,525,067	75,530,799
Reinvestment of distributions	10,047,771	—
Cost of shares redeemed	(49,085,946)	(27,685,373)
Net increase (decrease) in net assets resulting from
share transactions	67,486,892	47,845,426
Redemption fees	78,596	48,099
Total increase (decrease) in net assets	106,197,454	49,066,253

Net Assets
Beginning of period	140,842,920	91,776,667
End of period (including undistributed net investment
income of $0 and undistributed net investment in-
come of $331,171, respectively)	$ 247,040,374	$ 140,842,920

Other Information
Shares
Sold	6,422,447	5,009,066
Issued in reinvestment of distributions	639,694	—
Redeemed	(2,970,577)	(1,867,560)
Net increase (decrease)	4,091,564	3,141,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Financial Highlights

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$ 14.65	$ 14.18	$ 10.36	$ 13.95	$ 11.41
Income from Investment Operations
Net investment income (loss)B	(.05)	.04C	(.08)	(.05)	(.06)
Net realized and unrealized
gain (loss)	4.35	.42	3.90	(3.26)	2.63
Total from investment operations	4.30	.46	3.82	(3.31)	2.57
Distributions from net investment
income	(.04)	—	—	—	—
Distributions from net realized
gain	(.90)	—	—	(.29)	(.06)
Total distributions	(.94)	—	—	(.29)	(.06)
Redemption fees added to paid in
capitalB	.01	.01	—E	.01	.03
Net asset value, end of period	$ 18.02	$ 14.65	$ 14.18	$ 10.36	$ 13.95
Total ReturnA	30.51%	3.31%	36.87%	(24.06)%	22.87%
Ratios to Average Net AssetsD
Expenses before reductions	1.06%	1.16%	1.45%	1.71%	1.91%
Expenses net of fee waivers, if
any	1.05%	1.05%	1.05%	1.05%	1.05%
Expenses net of all reductions	.99%	1.00%	.99%	.86%	.92%
Net investment income (loss)	(.29)%	.29%C	(.63)%	(.49)%	(.48)%
Supplemental Data
Net assets, end of period (000
omitted)	$247,040	$140,843	$91,777	$51,469	$57,579
Portfolio turnover rate	191%	94%	151%	242%	338%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects special dividends which amounted to $.11 per share. Excluding these special dividends, the ratio of net investment income (loss) to average net assets would have been (.49)%.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006

1. Significant Accounting Policies.

Fidelity Small Cap Retirement Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

18

1. Summary of Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

19 Annual Report

Notes to Financial Statements continued
1. Summary of Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

In addition, the fund will claim a portion of the payment made to redeeming sharehold ers as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to short term capital gains, foreign currency transactions, net operating losses, passive foreign investment companies (PFIC), and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 25,868,796
Unrealized depreciation	(3,264,842)
Net unrealized appreciation (depreciation)	22,603,954
Undistributed ordinary income	7,853,106
Undistributed long term capital gain	16,898,442

Cost for federal income tax purposes	$ 228,731,308

The tax character of distributions paid was as follows:

		April 30, 2006
Ordinary Income		$ 1,937,852
Long term Capital Gains		8,116,341
Total		$ 10,054,193

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by

Annual Report

20

2. Operating Policies continued

Repurchase Agreements continued

government or non government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (includ ing accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, aggregated $412,082,070 and $358,977,376, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .62% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .35% of average net assets.

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

21 Annual Report

Notes to Financial Statements continued
4. Fees and Other Transactions with Affiliates continued

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $17,913 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $558 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Net income from lending portfolio securities during the period amounted to $43,759.

Annual Report

22

7. Expense Reductions.

FMR voluntarily agreed to reimburse the fund to the extent annual operating expenses exceeded 1.05% of average net assets. Some expenses, for example interest expense, are excluded from this reimbursement. During the period, this reimbursement reduced the fund’s expenses by $30,200.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $103,863 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $522 and $12,737, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

23 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Retirement Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Retirement Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Retirement Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with account ing principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 9, 2006

Annual Report 24

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006 present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

25 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Small Cap Retirement (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present) and FMR Co., Inc. (2005 present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005 present) and FMR Corp. (2003 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Corp. (1998 2002). In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and FMR Co., Inc. (2005 present). Mr. Reynolds also serves as a Director (2003 present) and Chief Operating Officer (2000 present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005 present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

26

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

27 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Annual Report

28

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the Uni versity of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16 school system).

29 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

30

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation

James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. Pre viously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as the Chairman of the Inner City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Small Cap Retirement. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

31 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 2000

Secretary of Small Cap Retirement. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Small Cap Retirement. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Small Cap Retirement. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Small Cap Retirement. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Small Cap Retirement. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Annual Report

32

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Retirement. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Retirement. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Retirement. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Retirement. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s de partment of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Retirement. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 2000

Assistant Treasurer of Small Cap Retirement. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Small Cap Retirement. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Retirement. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Retirement. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Retirement. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

34

Distributions

The Board of Trustees of Fidelity Small Cap Retirement Fund voted to pay on June 5, 2006, to shareholders of record at the opening of business on June 2, 2006, a distribution of $1.79 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2006, $20,643,451, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 95%, and 58% of the dividends distributed in June and Decem-ber, respectively during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The fund designates 96%, and 65% of the dividends distributed in June and Decem-ber, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

35 Annual Report

Proxy Voting Results

A special meeting of each fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

	# of	% of
	Votes	Votes

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 36

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Retirement Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

37 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

Annual Report

38

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

Fidelity Automated Service Telephone (FAST®) 1-800-544-5555

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

39 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment Advisors
Fidelity International Investment Advisors
(U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agents
Fidelity Investments Institutional
Operations Company, Inc.
Boston, MA
Fidelity Service Company, Inc.
Boston, MA
Custodian
State Street Bank and Trust Company
Quincy, MA

SMR-UANN-0606 1.784729.103

Fidelity® Small Cap Stock Fund

Annual Report April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	23	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	27	Notes to the financial statements.
Report of Independent	33
Registered Public
Accounting Firm
Trustees and Officers	34
Distributions	44
Proxy Voting Results	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general informa tion of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quar ters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio hold ings, view the most recent quarterly holdings report, semiannual report, or annual report on
Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long term success. The right mix of stocks, bonds and cash aligned to your particular risk tolerance and investment objective is very important. Age appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities which historically have been the best performing asset class over time is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more stable fixed investments (bonds or savings plans).

A third investment principle invest ing regularly can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy known as dollar cost averaging also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Life of
	year	years	fundA
Fidelity® Small Cap Stock Fund	34.68%	13.69%	12.65%
A From March 12, 1998.

$10,000 Over Life of Fund

Let’s say hypothetically that $10,000 was invested in Fidelity® Small Cap Stock Fund on March 12, 1998, when the fund started. The chart shows how the value of your invest ment would have changed, and also shows how the Russell 2000® Index performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Paul Antico, Portfolio Manager of Fidelity® Small Cap Stock Fund

Key U.S. equity benchmarks reached multiyear highs during the year ending April 30, 2006. The stock market’s performance reflected economic conditions and corporate earnings that continued to beat expectations. It also showed that investors generally tuned out the buzz surrounding record high energy costs, inflation and rising short term interest rates. By and large, the market’s trajectory was consistent throughout the period. In fact, as measured by the Standard & Poor’s 500SM Index, stocks rose in 10 of the past 12 months and ended the period on a six month winning streak. The gains also became more broad based, shifting from the primarily energy and utility driven returns of the period’s early stages to include more widespread contributions from other sectors such as financials and telecommunica tion services. On the capitalization spectrum, small caps continued to dominate, as the small cap Russell 2000® Index reached new heights and returned 33.47% for the year overall. In comparison, the large cap oriented S&P 500® gained 15.42%, the Dow Jones Industrial AverageSM rose 14.17% and the NASDAQ Composite® Index climbed 21.89% .

In addition to beating the Russell 2000, Small Cap Stock’s return of 34.68% also topped the LipperSM Small Cap Funds Average, which returned 31.20% . Good stock picks both in and out of the index, as well as strong performances by several of the fund’s international holdings, helped performance. The Children’s Place, the fund’s largest holding at period end, also was a big contributor. The kids’ fashion retailer was doing very well on its own, then improved its future prospects by acquiring The Disney Stores. Health care information technology company Cerner did well. It’s played a major role in upgrading the U.S. health care technology infrastructure and is now helping improve the health care systems in the United Kingdom and other countries. On the downside, athletic shoe retailer Foot Locker did poorly after the company’s European business struggled. Auto parts and service giant Pep Boys suffered when it lost customers on the service side of its business. Both positions were eliminated from the fund. Industrials was the biggest contributor on a sector basis, while unfavorable stock selection in materials detracted.

Note to shareholders:

Fidelity Small Cap Stock Fund will be closed to new accounts as of June 16, 2006.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Actual	$ 1,000.00	$ 1,212.90	$ 5.38
Hypothetical (5% return per
year before expenses)	$ 1,000.00	$ 1,019.93	$ 4.91

* Expenses are equal to the Fund’s annualized expense ratio of .98%; multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
The Children’s Place Retail Stores, Inc.	3.3	0.5
Ingram Micro, Inc. Class A	2.2	1.6
WESCO International, Inc.	1.6	0.9
Per Se Technologies, Inc.	1.6	1.3
Healthways, Inc.	1.5	2.4
Silicon On Insulator Technologies SA (SOITEC)	1.5	0.3
Penn National Gaming, Inc.	1.3	1.2
Vishay Intertechnology, Inc.	1.2	0.3
Owens Illinois, Inc.	1.2	1.2
TTM Technologies, Inc.	1.2	0.5
	16.6
Top Five Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	35.8	26.1
Consumer Discretionary	19.5	19.0
Health Care	15.8	17.6
Industrials	14.1	16.3
Financials	6.9	8.4

Annual Report 8

Investments April 30, 2006
Showing Percentage of Net Assets

Common Stocks 97.9%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY — 19.5%
Auto Components 0.4%
Amerigon, Inc. (a)(e)	1,585,124	$ 11,857
LKQ Corp. (a)	308,579	6,493
		18,350
Diversified Consumer Services — 0.4%
Bright Horizons Family Solutions, Inc. (a)	131,958	5,241
Carriage Services, Inc. Class A (a)(e)	1,185,250	5,559
Service Corp. International (SCI)	1,511,500	12,168
		22,968
Hotels, Restaurants & Leisure 3.1%
Boyd Gaming Corp.	374,777	18,671
Buffalo Wild Wings, Inc. (a)	374,871	16,187
Famous Dave’s of America, Inc. (a)(e)	1,059,388	15,478
Friendly Ice Cream Corp. (a)	324,500	2,645
Paddy Power PLC (Ireland)	800,000	14,231
Penn National Gaming, Inc. (a)	1,636,648	66,644
Six Flags, Inc. (a)(d)	544,000	5,010
WMS Industries, Inc. (a)	600,000	18,750
		157,616
Household Durables — 1.7%
Fourlis Holdings SA	1,338,791	20,776
Interface, Inc. Class A (a)(e)	2,980,505	38,329
Lifetime Brands, Inc. (e)	1,010,096	29,919
		89,024
Internet & Catalog Retail 1.0%
Insight Enterprises, Inc. (a)(e)	2,618,997	51,778
Leisure Equipment & Products — 1.5%
Jumbo SA (e)	3,637,000	59,193
MarineMax, Inc. (a)	501,124	16,417
		75,610
Media — 1.1%
Focus Media Holding Ltd. ADR	300,063	18,121
Harris Interactive, Inc. (a)(e)	3,196,671	15,440
New Frontier Media, Inc. (a)	304,741	2,758
Salem Communications Corp. Class A (a)(e)	965,941	14,760
Trader Classified Media NV (A Shares) (d)	539,850	7,485
		58,564
Specialty Retail — 8.5%
Big 5 Sporting Goods Corp. (e)	1,225,100	22,701

See accompanying notes which are an integral part of the financial statements.

9 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY — continued
Specialty Retail — continued
Eddie Bauer Holdings, Inc. (a)	1,330,200	$ 17,532
Forzani Group Ltd. Class A (a)	1,300,000	18,314
Gamestop Corp.:
Class A (a)	1,169,663	55,208
Class B (a)	243,119	10,325
La Senza Corp. (sub. vtg.)	844,100	16,610
New York & Co., Inc. (a)	1,100,500	17,135
OfficeMax, Inc.	750,100	29,029
RONA, Inc. (a)	779,900	16,086
Select Comfort Corp. (a)(d)	600,000	23,976
The Children’s Place Retail Stores, Inc. (a)(e)	2,780,440	171,773
The Game Group PLC	478,133	698
The Men’s Wearhouse, Inc.	1,101,500	39,037
		438,424
Textiles, Apparel & Luxury Goods — 1.8%
Carter’s, Inc. (a)	207,200	13,957
Gildan Activewear, Inc. Class A (a)	1,267,620	60,717
Ted Baker PLC	2,023,173	17,785
		92,459

TOTAL CONSUMER DISCRETIONARY		1,004,793

CONSUMER STAPLES 1.4%
Food Products 0.5%
Corn Products International, Inc.	849,000	23,772
Global Bio-Chem Technology Group Co. Ltd.	742,000	388
Global Bio-Chem Technology Group Co. Ltd. warrants
5/31/07 (a)	1,750,000	14
		24,174
Household Products — 0.0%
Central Garden & Pet Co. Class A (a)	15,874	782
Personal Products 0.9%
Alberto-Culver Co.	549,900	24,729
NBTY, Inc. (a)	733,900	16,623
Sarantis SA (Reg.)	508,727	5,648
		47,000

TOTAL CONSUMER STAPLES		71,956

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 2.1%
Energy Equipment & Services — 0.9%
Hydril Co. (a)	325,326	$ 26,078
Superior Energy Services, Inc. (a)	600,300	19,300
		45,378
Oil, Gas & Consumable Fuels — 1.2%
Comstock Resources, Inc. (a)	499,600	15,528
Forest Oil Corp. (a)	347,800	12,719
Gastar Exploration Ltd. (a)(f)	2,264,411	8,081
Houston Exploration Co. (a)	300,400	16,798
Range Resources Corp.	475,200	12,607
		65,733

TOTAL ENERGY		111,111

FINANCIALS — 6.9%
Capital Markets 0.8%
Acta Holding ASA	4,000,000	18,047
TradeStation Group, Inc. (a)	1,438,452	22,929
		40,976
Commercial Banks — 2.9%
Cathay General Bancorp	408,608	15,633
Center Financial Corp., California	696,844	15,554
East West Bancorp, Inc.	629,105	24,957
Hanmi Financial Corp.	930,993	18,136
Nara Bancorp, Inc.	766,723	14,414
Preferred Bank, Los Angeles California	46,209	2,336
SVB Financial Group (a)	667,000	33,864
UCBH Holdings, Inc.	633,094	11,199
Wintrust Financial Corp.	226,250	11,708
		147,801
Diversified Financial Services — 0.4%
NETeller PLC (a)	1,552,367	21,941
Insurance — 2.0%
Aspen Insurance Holdings Ltd.	624,000	15,194
Endurance Specialty Holdings Ltd.	906,300	28,059
Navigators Group, Inc. (a)	145,600	6,888
Platinum Underwriters Holdings Ltd.	947,800	26,131

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS — continued
Insurance — continued
United America Indemnity Ltd. Class A (a)	439,633	$ 10,437
USI Holdings Corp. (a)	1,124,531	17,093
		103,802
Real Estate 0.6%
CapitalSource, Inc.	699,400	16,436
Pennsylvania (REIT) (SBI)	400,000	16,224
		32,660
Thrifts & Mortgage Finance — 0.2%
W Holding Co., Inc.	1,140,648	8,543

TOTAL FINANCIALS		355,723

HEALTH CARE — 15.7%
Biotechnology — 3.6%
Alkermes, Inc. (a)	854,800	18,353
Charles River Laboratories International, Inc. (a)	601,500	28,421
Exelixis, Inc. (a)	177,100	1,906
Kendle International, Inc. (a)	273,500	10,270
Myriad Genetics, Inc. (a)	1,918,100	49,161
ONYX Pharmaceuticals, Inc. (a)	899,900	21,013
Renovis, Inc. (a)(d)	920,900	16,245
Serologicals Corp. (a)	986,122	30,688
Theravance, Inc. (a)	420,900	11,810
		187,867
Health Care Equipment & Supplies — 3.8%
Advanced Medical Optics, Inc. (a)	499,700	23,286
Aspect Medical Systems, Inc. (a)	431,400	12,278
BioLase Technology, Inc. (d)(e)	1,445,531	15,395
Cholestech Corp. (a)(e)	1,477,600	18,884
DJ Orthopedics, Inc. (a)	827,600	32,905
Imaging Dynamics Co. Ltd. (a)(e)	2,731,200	12,337
NeuroMetrix, Inc. (a)	42,700	1,611
Palomar Medical Technologies, Inc. (a)	269,900	11,387
Regeneration Technologies, Inc. (a)(e)	2,881,310	21,984
ResMed, Inc. (a)	608,300	26,248
Somanetics Corp. (a)	432,906	7,104
SonoSite, Inc. (a)	396,100	14,953
		198,372

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE — continued
Health Care Providers & Services — 7.9%
American Retirement Corp. (a)	124,200	$ 3,155
Cerner Corp. (a)(d)	1,019,996	40,443
Covance, Inc. (a)	1,000,900	58,403
DaVita, Inc. (a)	291,700	16,411
Healthways, Inc. (a)	1,597,621	78,379
Horizon Health Corp. (a)	150,034	3,136
ICON PLC sponsored ADR (a)	365,900	19,945
Merge Technologies, Inc. (a)(d)	433,623	5,481
Per-Se Technologies, Inc. (a)(e)	2,927,650	81,828
Phase Forward, Inc. (a)(e)	3,343,015	45,799
Providence Service Corp. (a)(e)	791,720	24,797
Rural/Metro Corp. (a)	529,149	4,233
Sunrise Senior Living, Inc. (a)	460,800	17,142
VistaCare, Inc. Class A (a)	429,378	6,535
		405,687
Pharmaceuticals — 0.4%
Atherogenics, Inc. (a)	363,400	5,142
Cypress Bioscience, Inc. (a)	1,577,900	11,755
Salix Pharmaceuticals Ltd. (a)	101,200	1,386
		18,283

TOTAL HEALTH CARE		810,209

INDUSTRIALS — 14.1%
Aerospace & Defense — 2.6%
AAR Corp. (a)	1,710,000	45,623
Alliant Techsystems, Inc. (a)	255,949	20,473
BE Aerospace, Inc. (a)	1,980,445	51,551
Triumph Group, Inc. (a)	379,215	17,846
		135,493
Air Freight & Logistics — 0.8%
EGL, Inc. (a)	460,273	21,504
Hub Group, Inc. Class A (a)	390,886	19,220
		40,724
Building Products 0.5%
Insteel Industries, Inc.	177,904	6,646
Quixote Corp. (e)	872,658	17,994
		24,640

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS — continued
Commercial Services & Supplies — 4.9%
Aggreko PLC	2,750,000	$ 15,384
Corrections Corp. of America (a)	375,900	16,870
Datamonitor PLC (e)	5,633,595	42,125
DiamondCluster International, Inc. (a)	1,583,388	16,372
Healthcare Services Group, Inc.	806,626	17,221
Kforce, Inc. (a)(e)	2,314,318	32,516
Medialink Worldwide, Inc. (a)(d)(e)	602,200	2,469
Navigant Consulting, Inc. (a)	1,097,300	23,131
Team, Inc. (a)(e)	596,300	18,724
Tele Atlas NV (a)(d)	452,041	11,492
Tele Atlas NV (Netherlands) (a)	2,025,000	51,352
The Geo Group, Inc. (a)	86,900	3,114
		250,770
Construction & Engineering — 0.7%
Granite Construction, Inc.	329,200	15,262
Perini Corp. (a)	793,400	23,826
		39,088
Electrical Equipment — 1.2%
Energy Conversion Devices, Inc. (a)	300,000	15,003
GrafTech International Ltd. (a)	1,264,942	8,551
LaBarge, Inc. (a)	613,950	8,933
SolarWorld AG	88,710	27,644
		60,131
Marine — 0.2%
Alexander & Baldwin, Inc.	245,611	12,249
Road & Rail 0.7%
Landstar System, Inc.	412,773	17,539
Universal Truckload Services, Inc. (a)	463,300	14,052
USA Truck, Inc. (a)	140,318	3,080
		34,671
Trading Companies & Distributors — 2.5%
Hagemeyer NV (a)(d)	4,250,000	23,110
MSC Industrial Direct Co., Inc. Class A	384,000	19,914
WESCO International, Inc. (a)	1,133,100	84,983
		128,007

TOTAL INDUSTRIALS		725,773

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY — 35.8%
Communications Equipment — 3.1%
ADVA AG Optical Networking (a)	88,447	$ 1,049
Belden CDT, Inc.	694,818	21,748
Blue Coat Systems, Inc. (a)(e)	798,973	17,386
China Techfaith Wireless Communication Technology Ltd.
sponsored ADR (d)	1,023,900	13,935
CSR PLC (a)	1,325,000	29,215
Finisar Corp. (a)(d)	4,000,000	18,800
Oplink Communications, Inc. (a)(e)	1,463,673	28,220
Symmetricom, Inc. (a)	2,199,907	17,819
TANDBERG ASA (d)	1,083,670	11,036
		159,208
Computers & Peripherals — 1.9%
Emulex Corp. (a)	1,414,300	25,670
Intermec, Inc. (a)	848,631	22,480
M Systems Flash Disk Pioneers Ltd. (a)	850,400	29,313
QLogic Corp. (a)	1,000,000	20,810
		98,273
Electronic Equipment & Instruments — 10.2%
Arrow Electronics, Inc. (a)	1,462,200	52,932
Avnet, Inc. (a)	941,204	24,612
AVX Corp.	830,100	14,776
Benchmark Electronics, Inc. (a)	428,350	11,694
Excel Technology, Inc. (a)	111,300	3,291
FARO Technologies, Inc. (a)(d)	699,700	10,628
FLIR Systems, Inc. (a)	169,700	4,149
Ingram Micro, Inc. Class A (a)	6,295,750	115,779
KEMET Corp. (a)	2,911,472	31,473
Kingboard Chemical Holdings Ltd.	187,900	496
Littelfuse, Inc. (a)	640,088	20,668
Metrologic Instruments, Inc. (a)	799,749	13,588
PC Connection, Inc. (a)(e)	1,915,007	11,299
SYNNEX Corp. (a)(e)	1,605,600	30,426
TTM Technologies, Inc. (a)(e)	3,805,168	61,872
Vishay Intertechnology, Inc. (a)	4,099,381	64,032
Xyratex Ltd. (a)(e)	1,899,350	56,810
		528,525
Internet Software & Services — 2.0%
Aladdin Knowledge Systems Ltd. (a)(e)	905,400	21,114
Art Technology Group, Inc. (a)	4,172,643	11,850

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY — continued
Internet Software & Services — continued
Digitas, Inc. (a)	2,572,391	$ 36,296
United Internet AG	500,000	32,803
		102,063
IT Services — 4.3%
ALTEN (a)	600,000	22,710
BearingPoint, Inc. (a)	997,600	9,258
Computershare Ltd.	1,773,400	10,616
Lionbridge Technologies, Inc. (a)(e)	5,562,918	45,727
Ness Technologies, Inc. (a)(e)	3,468,606	42,144
Ordina NV	800,000	18,884
Safeguard Scientifics, Inc. (a)(e)	8,988,400	23,190
Sapient Corp. (a)	3,251,377	25,458
SI International, Inc. (a)(e)	668,137	22,763
Syntel, Inc.	57,249	1,233
		221,983
Semiconductors & Semiconductor Equipment — 8.0%
Advanced Analogic Technologies, Inc.	1,179,441	13,233
Atmel Corp. (a)	6,677,183	34,988
Cypress Semiconductor Corp. (a)	490,000	8,408
Fairchild Semiconductor International, Inc. (a)	1,000,300	20,676
FormFactor, Inc. (a)	627,723	26,170
Kontron AG	1,155,000	13,115
MIPS Technologies, Inc. (a)	806,608	5,977
MKS Instruments, Inc. (a)	756,100	18,048
Omnivision Technologies, Inc. (a)	1,150,424	33,454
ON Semiconductor Corp. (a)	2,555,071	18,320
PDF Solutions, Inc. (a)	147,039	2,294
Q Cells AG	177,514	16,383
Rambus, Inc. (a)	425,000	16,503
Rudolph Technologies, Inc. (a)	1,055,664	17,503
Silicon Laboratories, Inc. (a)	306,500	14,286
Silicon On Insulator Technologies SA (SOITEC) (a)(d)	2,300,000	75,069
SiRF Technology Holdings, Inc. (a)	1,200,944	41,012
STATS ChipPAC Ltd. sponsored ADR (a)(d)	2,400,270	20,426
Tessera Technologies, Inc. (a)	475,000	15,233
		411,098
Software 6.3%
Ansoft Corp. (a)(e)	850,539	37,577
Ansys, Inc. (a)	500,200	28,236

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY — continued
Software — continued
ARINSO International NV (a)	8,300	$ 214
Aspen Technology, Inc. (a)	1,400,900	18,016
Cognos, Inc. (a)	1,401,700	52,232
Fundtech Ltd. (a)(e)	1,450,800	18,004
Hyperion Solutions Corp. (a)	1,192,950	36,528
Informatica Corp. (a)	1,547,220	23,781
JDA Software Group, Inc. (a)	64,400	880
Moldflow Corp. (a)(e)	848,979	11,971
NAVTEQ Corp. (a)	630,400	26,174
Plato Learning, Inc. (a)(e)	2,366,970	23,670
Quality Systems, Inc.	242,157	8,127
The9 Ltd. sponsored ADR (a)(d)	650,000	19,494
Wind River Systems, Inc. (a)	1,738,698	19,839
		324,743

TOTAL INFORMATION TECHNOLOGY		1,845,893

MATERIALS 2.4%
Chemicals — 0.3%
Albemarle Corp.	358,300	17,134
Containers & Packaging — 1.7%
Myers Industries, Inc.	1,357,195	24,022
Owens Illinois, Inc. (a)	3,465,624	63,352
		87,374
Metals & Mining — 0.4%
Oregon Steel Mills, Inc. (a)	399,633	19,794

TOTAL MATERIALS		124,302

TOTAL COMMON STOCKS
(Cost $4,019,024)		5,049,760

Preferred Stocks 0.1%

Convertible Preferred Stocks 0.1%

HEALTH CARE — 0.1%
Biotechnology — 0.0%
Lifelink Monitoring Corp. Series A (a)(f)	1,421,380	0

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Preferred Stocks continued
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks continued

HEALTH CARE — continued
Health Care Providers & Services — 0.1%
LifeMasters Supported SelfCare, Inc. Series F (f)	461,818	$ 6,059
Nonconvertible Preferred Stocks 0.0%

HEALTH CARE — 0.0%
Biotechnology — 0.0%
GeneProt, Inc. Series A (a)(f)	43,000	1
TOTAL PREFERRED STOCKS
(Cost $11,345)		6,060
Money Market Funds 4.8%
Fidelity Cash Central Fund, 4.8% (b)	164,776,051	164,776
Fidelity Securities Lending Cash Central Fund,
4.83% (b)(c)	85,222,604	85,223
TOTAL MONEY MARKET FUNDS
(Cost $249,999)		249,999
TOTAL INVESTMENT PORTFOLIO 102.8%
(Cost $4,280,368)		5,305,819

NET OTHER ASSETS — (2.8)%		(146,901)
NET ASSETS 100%		$ 5,158,918

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities — Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $14,141,000
or 0.3% of net assets.

See accompanying notes which are an integral part of the financial statements.

Annual Report 18

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Gastar
Exploration Ltd.	6/13/05	$ 6,000
GeneProt, Inc.
Series A	7/7/00	$ 234

Lifelink	11/28/00 -
Monitoring Corp.	11/14/02
Series A		$ 6,012
LifeMasters
Supported
SelfCare, Inc.
Series F	6/24/02	$ 5,100

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$ 5,724
Fidelity Securities Lending Cash Central Fund	4,099
Total	$ 9,823

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
A.O. Smith Corp.	$ 43,625	$—	$50,008	$225	$—
Air Methods Corp.	6,663	—	11,287	—	—
Aladdin Knowledge
Systems Ltd	—	17,500	—	—	21,114
America Service Group,
Inc.	14,792	4,083	11,989	—	—
American Healthways, Inc.	100,897	32,472	40,143	—	—
Amerigon, Inc.	4,508	2,774	—	—	11,857
Ansoft Corp.	18,366	13,997	13,817	—	37,577
Art Technology Group, Inc.	—	12,111	5,876	—	—
Baldor Electric Co.	53,679	—	53,047	502	—

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Bell Microproducts, Inc.	$ 15,859	$8,040	$18,618	$ —	$ —
Big 5 Sporting Goods
Corp.	22,449	11,396	5,594	261	22,701
BioLase Technology, Inc.	6,666	13,079	9,559	10	15,395
Blue Coat Systems, Inc.	—	18,237	—	—	17,386
Bottomline Technologies,
Inc.	20,109	—	18,097	—	—
California Micro Devices
Corp.	4,035	8,584	12,076	—	—
Carriage Services, Inc.
Class A	3,839	3,317	—	—	5,559
Cerner Corp.	150,409	20,213	186,855	—	—
Cholestech Corp	13,838	1,263	—	—	18,884
Collegiate Pacific, Inc.	5,036	—	5,737	7	—
COM DEV International Ltd.	6,573	—	5,496	—	—
Comfort Systems USA, Inc.	18,832	655	27,259	68	—
Computer Horizons Corp. .	9,112	—	10,917	—	—
Datamonitor PLC	17,707	246	—	662	42,125
DATATRAK International,
Inc.	8,800	1,672	7,227	—	—
Digital River, Inc.	14,455	34,047	46,811	—	—
Dynamex, Inc.	14,658	—	12,545	—	—
EVCI Career Colleges, Inc.	6,983	—	3,168	—	—
Famous Dave’s of America,
Inc.	11,340	12,292	11,496	—	15,478
Fundtech Ltd.	13,237	1,277	—	—	18,004
Harris Interactive, Inc.	8,820	5,539	—	—	15,440
HealthTronics, Inc.	24,169	—	20,046	—	—
Imaging Dynamics Co. Ltd.	—	11,699	—	—	12,337
Insight Enterprises, Inc	—	54,034	—	—	51,778
Intelligroup, Inc	2,043	—	1,911	—	—
Interface, Inc. Class A	9,443	15,481	—	—	38,329
Jumbo SA	14,329	32,654	—	407	59,193
KEMET Corp.	33,198	11,511	27,911	—	—
Kforce, Inc.	7,074	17,187	—	—	32,516
Lifetime Brands, Inc.	—	18,410	5,590	177	29,919
Lionbridge Technologies,
Inc.	19,874	13,584	4,583	—	45,727
Medialink Worldwide, Inc.	2,210				2,469
Midas, Inc.	17,488	—	15,497	—	—
Mobility Electronics, Inc.	12,581	10,114	22,011	—	—
Moldflow Corp.	8,513	11,835	8,824	—	11,971
MSC.Software Corp.	16,968	—	25,388	—	—
Myers Industries, Inc	14,313	6,806	9,573	317	—
Myriad Genetics, Inc.	22,723	18,500	8,356	—	—

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

	Value,				Value,
Affiliate	beginning of		Sales	Dividend	end of
(Amounts in thousands)	period	Purchases	Proceeds	Income	period
Ness Technologies, Inc.	$ 13,172	$ 23,394	$ —	$ —	$ 42,144
Nutraceutical International
Corp.	8,201	749	9,833	—	—
Oplink Communications,
Inc.	9,089	7,911	—	—	28,220
Patientline PLC	13,459	—	6,748	—	—
PC Connection, Inc.	7,241	3,894	—	—	11,299
Per Se Technologies, Inc.	40,640	19,071	10,372		81,828
Phase Forward, Inc.	16,244	3,586	—	—	45,799
Plato Learning, Inc.	12,407	5,861	—	—	23,670
Priority Healthcare Corp.
Class B	99,379	—	113,474	—	—
Providence Service Corp. .	20,405	2,201	2,037		24,797
Quixote Corp.	11,397	6,711	—	218	17,994
Regeneration Technologies,
Inc.	13,779	10,307			21,984
Safeguard Scientifics, Inc. .	—	16,345	—	—	23,190
Salem Communications
Corp. Class A	17,410	1,152	—	—	14,760
Sapient Corp.	—	43,338	32,094	—	—
SI International, Inc.	8,590	8,514	—	—	22,763
SYNNEX Corp	15,736	10,522	961	—	30,426
Team, Inc.	—	15,646	—	—	18,724
The Children’s Place Retail
Stores, Inc.	16,819	117,207	4,219	—	171,773
The Pep Boys — Manny,
Moe & Jack	82,242	14,771	89,077	250	—
TTM Technologies, Inc.	20,770	13,704	—	—	61,872
Visual Networks, Inc.	3,152	—	3,071	—	—
XP Power PLC	7,725	—	7,823	125	—
Xyratex Ltd.	15,345	14,174	—	—	56,810
TOTALS	$ 1,273,415	$ 783,667	$ 997,021	$ 3,229	$1,223,812

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	79.4%
Canada	3.7%
Bermuda	2.5%
United Kingdom	2.4%
Netherlands	2.2%
France	1.9%
Germany	1.8%
Greece	1.7%
Israel	1.3%
Others (individually less than 1%) .	3.1%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $81,978) See accompanying schedule:
Unaffiliated issuers (cost $3,079,892)	$ 3,832,008
Affiliated Central Funds (cost $249,999)	249,999
Other affiliated issuers (cost $950,477)	1,223,812
Total Investments (cost $4,280,368)		$ 5,305,819
Cash		40
Receivable for investments sold		37,960
Receivable for fund shares sold		9,692
Dividends receivable		978
Interest receivable		907
Prepaid expenses		13
Other affiliated receivables		2
Other receivables		632
Total assets		5,356,043

Liabilities
Payable to custodian bank	$ 1,790
Payable for investments purchased	101,663
Payable for fund shares redeemed	3,644
Accrued management fee	3,487
Other affiliated payables	1,030
Other payables and accrued expenses	288
Collateral on securities loaned, at value	85,223
Total liabilities		197,125

Net Assets		$ 5,158,918
Net Assets consist of:
Paid in capital		$ 3,817,547
Undistributed net investment income		232
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		315,721
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		1,025,418
Net Assets, for 245,406 shares outstanding		$ 5,158,918
Net Asset Value, offering price and redemption price per
share ($5,158,918 ÷ 245,406 shares)		$ 21.02

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Dividends (including $3,229 received from other
affiliated issuers)		$ 20,256
Interest		137
Income from affiliated Central Funds (including $4,099
from security lending)		9,823
Total income		30,216

Expenses
Management fee
Basic fee	$ 31,437
Performance adjustment	(1,236)
Transfer agent fees	10,451
Accounting and security lending fees	1,051
Independent trustees’ compensation	18
Custodian fees and expenses	536
Registration fees	115
Audit	68
Legal	26
Miscellaneous	209
Total expenses before reductions	42,675
Expense reductions	(2,221)	40,454

Net investment income (loss)		(10,238)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	414,473
Other affiliated issuers	72,926
Foreign currency transactions	(96)
Total net realized gain (loss)		487,303
Change in net unrealized appreciation (depreciation) on:
Investment securities	821,489
Assets and liabilities in foreign currencies	(22)
Total change in net unrealized appreciation
(depreciation)		821,467
Net gain (loss)		1,308,770
Net increase (decrease) in net assets resulting from
operations		$ 1,298,532

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (10,238)	$ (8,557)
Net realized gain (loss)	487,303	306,144
Change in net unrealized appreciation (depreciation) .	821,467	(155,919)
Net increase (decrease) in net assets resulting
from operations	1,298,532	141,668
Distributions to shareholders from net realized gain	(290,312)	(273,944)
Share transactions
Proceeds from sales of shares	1,030,821	1,659,700
Reinvestment of distributions	283,033	265,060
Cost of shares redeemed	(1,157,980)	(1,118,813)
Net increase (decrease) in net assets resulting from
share transactions	155,874	805,947
Redemption fees	877	1,190
Total increase (decrease) in net assets	1,164,971	674,861

Net Assets
Beginning of period	3,993,947	3,319,086
End of period (including undistributed net investment
income of $232 and $232, respectively)	$ 5,158,918	$ 3,993,947

Other Information
Shares
Sold	54,010	95,502
Issued in reinvestment of distributions	16,025	15,391
Redeemed	(63,191)	(64,652)
Net increase (decrease)	6,844	46,241

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Highlights

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$ 16.74	$ 17.26	$ 11.86	$ 15.11	$ 13.16
Income from Investment
Operations
Net investment income (loss)B	(.04)	(.04)	(.05)C	.01	.03
Net realized and unrealized
gain (loss)	5.58	.84	5.51	(2.98)	1.91
Total from investment
operations	5.54	.80	5.46	(2.97)	1.94
Distributions from net investment
income	—	—	—	—	(.02)
Distributions from net realized
gain	(1.26)	(1.33)	(.07)	(.31)	—
Total distributions	(1.26)	(1.33)	(.07)	(.31)	(.02)
Redemption fees added to paid
in capitalB	—E	.01	.01	.03	.03
Net asset value, end of period .	$ 21.02	$ 16.74	$ 17.26	$ 11.86	$ 15.11
Total ReturnA	34.68%	4.63%	46.15%	(19.78)%	14.98%
Ratios to Average Net AssetsD
Expenses before reductions	98%	1.07%	1.13%	1.20%	1.12%
Expenses net of fee waivers, if
any	98%	1.07%	1.13%	1.20%	1.12%
Expenses net of all reductions	.93%	1.00%	1.08%	1.10%	1.07%
Net investment income (loss) .	(.23)%	(.23)%	(.34)%	.05%	.24%
Supplemental Data
Net assets, end of period (in
millions)	$ 5,159	$ 3,994	$ 3,319	$ 1,413	$ 1,754
Portfolio turnover rate	107%	99%	96%	116%	132%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.01 per share.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Small Cap Stock Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. Effective the close of business on June 16, 2006, the fund was closed to most new accounts. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

27 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

28

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation		$ 1,162,067
Unrealized depreciation		(149,361)
Net unrealized appreciation (depreciation)		1,012,706
Undistributed ordinary income		67,473
Undistributed long term capital gain		243,396

Cost for federal income tax purposes		$ 4,293,113

The tax character of distributions paid was as follows:
	April 30, 2006	April 30, 2005
Ordinary Income	$ —	$ 106,993
Long term Capital Gains	290,312	166,951
Total	$ 290,312	$ 273,944

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 2.00% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies continued

Repurchase Agreements continued

institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Upon settlement date, collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (includ ing accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, aggregated $4,573,151 and $4,705,430, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .69% of the fund’s average net assets.

Annual Report

30

4. Fees and Other Transactions with Affiliates continued

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .24% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $195 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $13 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

6. Security Lending continued

Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $2,063 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $37 and $121, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

32

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Fidelity Small Cap Stock Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Small Cap Stock Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of April 30, 2006, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Small Cap Stock Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 16, 2006

33 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006 present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

34

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Small Cap Stock (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present) and FMR Co., Inc. (2005 present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005 present) and FMR Corp. (2003 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Corp. (1998 2002). In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and FMR Co., Inc. (2005 present). Mr. Reynolds also serves as a Director (2003 present) and Chief Operating Officer (2000 present) of FMR Corp. and a Director of Strategic Advisers, Inc. (2005 present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

35 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

36

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16 school system).

Annual Report

38

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

39 Annual Report

Trustees and Officers - continued

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. Pre viously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as the Chairman of the Inner City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Small Cap Stock. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

Paul Antico (37)

Year of Election or Appointment: 1999

Vice President of Small Cap Stock. Prior to assuming his current responsibilities, Mr. Antico worked as a research analyst and portfolio manager. Mr. Antico also serves as Vice President of FMR (2000) and FMR Co., Inc. (2001).

Annual Report

40

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Small Cap Stock. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Small Cap Stock. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Small Cap Stock. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Small Cap Stock. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Small Cap Stock. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Small Cap Stock. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Stock. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Small Cap Stock. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Small Cap Stock. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Annual Report

42

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Stock. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1998

Assistant Treasurer of Small Cap Stock. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Small Cap Stock. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Stock. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Stock. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Small Cap Stock. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

43 Annual Report

Distributions

The Board of Trustees of Fidelity Small Cap Fund voted to pay on June 5, 2006, to shareholders of record at the opening of business on June 2, 2006, a distribution of $1.26 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended April 30, 2006, $390,164,000, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

Annual Report

44

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Small Cap Stock Fund

On January 19, 2006, the Board of Trustees, including the Independent Trustees (together, the Board), voted to approve a general research services agreement (the Agreement) between FMR, FMR Co., Inc. (FMRC), Fidelity Investments Money Manage ment, Inc. (FIMM), and Fidelity Research & Analysis Company (FRAC) (together, the Investment Advisers) for the fund, effective January 20, 2006, pursuant to which FRAC may provide general research and investment advisory support services to FMRC and FIMM. The Board considered that it has approved previously various sub advisory agreements for the fund with affiliates of FMR that allow FMR to obtain research, non discretionary advice, or discretionary portfolio management at no additional expense to the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, considered a broad range of information and determined that it would be beneficial for the fund to access the research and investment advisory support services supplied by FRAC at no additional expense to the fund.

The Board reached this determination in part because the new arrangement will involve no changes in (i) the contractual terms of and fees payable under the fund’s manage ment contract or sub advisory agreements; (ii) the investment process or strategies employed in the management of the fund’s assets; (iii) the nature or level of services provided under the fund’s management contract or sub advisory agreements; (iv) the day to day management of the fund or the persons primarily responsible for such man agement; or (v) the ultimate control or beneficial ownership of FMR, FMRC, or FIMM. The Board also considered that the establishment of the Agreement would not necessi tate prior shareholder approval of the Agreement or result in an assignment and termination of the fund’s management contract or sub advisory agreements under the Investment Company Act of 1940.

Because the Board was approving an arrangement with FRAC under which the fund will not bear any additional management fees or expenses and under which the fund’s portfolio manager would not change, it did not consider the fund’s investment perfor mance, competitiveness of management fee and total expenses, costs of services and profitability, or economies of scale to be significant factors in its decision.

In connection with its future renewal of the fund’s management contract and sub advisory agreements, the Board will consider: (i) the nature, extent, and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the fund’s management fee and total expenses; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders; and (iv) whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have

Annual Report

46

appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the fund’s Agreement is fair and reasonable, and that the fund’s Agreement should be approved.

47 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Research & Analysis Company
(formerly Fidelity Management &
Research (Far East) Inc.)
Fidelity Management & Research
(U.K.) Inc.
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

SLCX UANN-0606 1.784727.103

Spartan® 500 Index Fund — Investor Class Fidelity Advantage Class

Annual Report April 30, 2006

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	9	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	10	A complete list of the fund’s investments
		with their market values.
Financial Statements	29	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	34	Notes to the financial statements.
Report of Independent	42
Registered Public
Accounting Firm
Trustees and Officers	43
Distributions	53
Proxy Voting Results	54

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended
June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commis sion’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report

2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference Room in Washington,
DC. Information regarding the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at
http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

Although many securities markets made gains in early 2006, there is only one certainty when it comes to investing: There is no sure thing. There are, however, a number of time tested, fundamental investment principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets’ inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets’ best days can significantly diminish investor returns. Patience also affords the benefits of compounding of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn’t eliminate risk, it can considerably lessen the effect of short term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio’s long term success. The right mix of stocks, bonds and cash aligned to your particular risk tolerance and investment objective is very important. Age appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities which historically have been the best performing asset class over time is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more stable fixed investments (bonds or savings plans).

A third investment principle investing regularly can help lower the average cost of your purchases. Invest ing a certain amount of money each month or quarter helps ensure you won’t pay for all your shares at market highs. This strategy known as dollar cost averaging also reduces unconstructive “emotion” from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class’ dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended April 30, 2006	Past 1	Past 5	Past 10
	year	years	years
Spartan® 500 Index Fund
Investor Class	15.34%	2.58%	8.76%
Fidelity Advantage ClassA	15.36%	2.58%	8.77%

A The initial offering of Fidelity Advantage Class took place on October 14, 2005. Returns prior to October 14, 2005, are those of Investor Class.

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Spartan® 500 Index Fund Investor Class on April 30, 1996. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index (S&P 500®) performed over the same period.

5 Annual Report

Management’s Discussion of Fund Performance

Comments from Jeffrey Adams, who oversees Spartan® 500 Index Fund’s investment management team as Head of Indexing for Geode Capital Management, LLCSM

Key U.S. equity benchmarks reached multiyear highs during the year ending April 30, 2006. The stock market’s performance reflected economic conditions and corporate earnings that continued to beat expectations. It also showed that investors generally tuned out the buzz surrounding record high energy costs, inflation and rising short term interest rates. By and large, the market’s trajectory was consistent throughout the period. In fact, as measured by the Standard & Poor’s 500SM Index, stocks rose in 10 of the past 12 months and ended the period on a six month winning streak. The gains also became more broad based, shifting from the primarily energy and utility driven returns of the period’s early stages to include more widespread contributions from other sectors such as financials and telecommunica tion services. On the capitalization spectrum, small caps continued to dominate, as the small cap Russell 2000® Index reached new heights and returned 33.47% for the year overall. In comparison, the large cap oriented S&P 500® gained 15.42%, the Dow Jones Industrial AverageSM rose 14.17% and the NASDAQ Composite® Index climbed 21.89% .

For the 12 months ending April 30, 2006, the fund’s Investor Class shares gained 15.34%, in line with the S&P 500. The fund’s peer group average, the LipperSM S&P 500 Index Objective Funds Average, returned 14.82% . For additional performance information, including that of the new Fidelity Advantage Class, please refer to the performance section of this report. Energy stocks were standouts, benefiting from strength in oil and natural gas prices. Exxon Mobil and oil field services leader Schlumberger continued to see their profits rise on increased oil demand. In technology, Hewlett Packard, a maker of personal computers, printers and scientific products, rose during much of the period on improved earnings and operating margins. While no sector performed negatively during the period, health care stocks turned in essentially flat results. Health care products company Johnson & Johnson was the index’s biggest detractor from performance. J&J’s shares fell steadily throughout the period, with their sharpest decline coming in January on weaker than expected revenues and the company’s failed acquisition bid for rival Guidant. Also lagging was Intel, the world’s leading semiconductor maker, which was hurt by disappointing sales figures and strengthening competition from rival AMD.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund ex penses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2005 to April 30, 2006).

Actual Expenses

The first line of the table below for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this informa tion to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual index fund fee of $10 that is charged once a year may apply for certain accounts with a value of less than $10,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

7 Annual Report

Shareholder Expense Example continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	November 1, 2005
	November 1, 2005	April 30, 2006	to April 30, 2006
Investor Class
Actual	$ 1,000.00	$ 1,096.10	$ .52
HypotheticalA	$ 1,000.00	$ 1,024.30	$ .50
Fidelity Advantage Class
Actual	$ 1,000.00	$ 1,096.30	$ .36
HypotheticalA	$ 1,000.00	$ 1,024.45	$ .35

A 5% return per year before expenses

* Expenses are equal to each Class’ annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

Annualized
Expense Ratio
Investor Class	10%
Fidelity Advantage Class	07%

Annual Report

8

Investment Changes

Top Ten Stocks as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Exxon Mobil Corp.	3.2	3.2
General Electric Co.	3.0	3.2
Citigroup, Inc.	2.1	2.1
Bank of America Corp.	1.9	1.6
Microsoft Corp.	1.8	2.1
Procter & Gamble Co.	1.6	1.7
Pfizer, Inc.	1.6	1.5
Johnson & Johnson	1.5	1.7
American International Group, Inc.	1.4	1.5
JPMorgan Chase & Co.	1.3	1.2
	19.4

Market Sectors as of April 30, 2006
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Financials	21.6	20.7
Information Technology	15.7	15.0
Health Care	12.1	12.9
Industrials	11.6	11.0
Consumer Discretionary	10.1	10.6
Energy	9.9	9.3
Consumer Staples	9.2	9.7
Telecommunication Services	3.2	3.0
Utilities	3.1	3.4
Materials	3.1	2.9

Asset Allocation (% of fund’s net assets)

To match the Standard & Poor’s 500SM Index, Spartan® 500 Index seeks 100% investment exposure to stocks at all times.

9 Annual Report

Investments April 30, 2006
Showing Percentage of Net Assets

Common Stocks 99.6%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 10.1%
Auto Components 0.2%
Cooper Tire & Rubber Co.	71,957	$ 914
Goodyear Tire & Rubber Co. (a)(d)	207,650	2,907
Johnson Controls, Inc.	227,822	18,579
		22,400
Automobiles – 0.3%
Ford Motor Co.	2,187,174	15,201
General Motors Corp. (d)	663,504	15,181
Harley Davidson, Inc.	319,760	16,257
		46,639
Distributors – 0.1%
Genuine Parts Co.	202,880	8,856
Diversified Consumer Services – 0.1%
Apollo Group, Inc. Class A (a)	164,978	9,014
H&R Block, Inc.	384,414	8,776
		17,790
Hotels, Restaurants & Leisure 1.5%
Carnival Corp. unit	509,416	23,851
Darden Restaurants, Inc.	154,307	6,111
Harrah’s Entertainment, Inc.	215,995	17,634
Hilton Hotels Corp.	386,667	10,417
International Game Technology	395,612	15,006
Marriott International, Inc. Class A	190,341	13,908
McDonald’s Corp.	1,474,409	50,970
Starbucks Corp. (a)	895,645	33,381
Starwood Hotels & Resorts Worldwide, Inc.	253,237	14,531
Wendy’s International, Inc.	134,131	8,287
Yum! Brands, Inc.	323,629	16,725
		210,821
Household Durables – 0.7%
Black & Decker Corp.	90,795	8,499
Centex Corp.	144,051	8,009
D.R. Horton, Inc.	318,909	9,574
Fortune Brands, Inc.	171,705	13,788
Harman International Industries, Inc.	77,023	6,777
KB Home	90,174	5,552
Leggett & Platt, Inc.	213,993	5,677
Lennar Corp. Class A	160,831	8,834
Newell Rubbermaid, Inc.	322,068	8,831

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Household Durables – continued
Pulte Homes, Inc.	251,032	$ 9,376
Snap-On, Inc.	68,405	2,839
The Stanley Works	84,998	4,441
Whirlpool Corp.	91,112	8,177
		100,374
Internet & Catalog Retail 0.1%
Amazon.com, Inc. (a)	361,987	12,746
Leisure Equipment & Products – 0.2%
Brunswick Corp.	111,488	4,373
Eastman Kodak Co. (d)	336,985	9,085
Hasbro, Inc.	208,831	4,116
Mattel, Inc.	456,105	7,380
		24,954
Media – 3.3%
CBS Corp. Class B	906,615	23,091
Clear Channel Communications, Inc.	606,393	17,300
Comcast Corp. Class A (a)	2,509,222	77,660
Dow Jones & Co., Inc.	69,270	2,561
E.W. Scripps Co. Class A	99,808	4,599
Gannett Co., Inc.	279,333	15,363
Interpublic Group of Companies, Inc. (a)(d)	505,131	4,839
Knight-Ridder, Inc.	78,610	4,874
McGraw Hill Companies, Inc.	430,811	23,979
Meredith Corp.	49,124	2,437
News Corp. Class A	2,816,453	48,330
Omnicom Group, Inc. (d)	209,778	18,882
The New York Times Co. Class A (d)	170,354	4,223
The Walt Disney Co.	2,259,564	63,177
Time Warner, Inc.	5,286,020	91,977
Tribune Co.	307,188	8,856
Univision Communications, Inc. Class A (a)	262,333	9,363
Viacom, Inc. Class B (non-vtg.) (a)	906,684	36,113
		457,624
Multiline Retail – 1.1%
Big Lots, Inc. (a)(d)	133,687	1,932
Dillard’s, Inc. Class A	72,273	1,885
Dollar General Corp.	371,498	6,486
Family Dollar Stores, Inc.	182,183	4,555
Federated Department Stores, Inc.	319,388	24,864

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Multiline Retail – continued
JCPenney Co., Inc.	272,486	$ 17,837
Kohl’s Corp. (a)	404,495	22,587
Nordstrom, Inc.	256,487	9,831
Sears Holdings Corp. (a)	117,102	16,826
Target Corp.	1,031,538	54,775
		161,578
Specialty Retail – 2.2%
AutoNation, Inc. (a)(d)	172,130	3,876
AutoZone, Inc. (a)	64,815	6,067
Bed Bath & Beyond, Inc. (a)	329,054	12,619
Best Buy Co., Inc.	477,105	27,033
Circuit City Stores, Inc.	178,632	5,136
Gap, Inc.	673,414	12,182
Home Depot, Inc.	2,492,403	99,522
Limited Brands, Inc.	408,576	10,476
Lowe’s Companies, Inc.	917,418	57,843
Office Depot, Inc. (a)	346,928	14,078
OfficeMax, Inc.	83,131	3,217
RadioShack Corp.	157,954	2,685
Sherwin-Williams Co.	130,122	6,628
Staples, Inc.	854,953	22,579
Tiffany & Co., Inc.	166,892	5,823
TJX Companies, Inc.	540,523	13,043
		302,807
Textiles, Apparel & Luxury Goods – 0.3%
Coach, Inc. (a)	449,791	14,852
Jones Apparel Group, Inc	133,995	4,603
Liz Claiborne, Inc.	123,346	4,817
NIKE, Inc. Class B	222,064	18,174
VF Corp.	103,408	6,328
		48,774

TOTAL CONSUMER DISCRETIONARY		1,415,363

CONSUMER STAPLES 9.2%
Beverages – 2.0%
Anheuser-Busch Companies, Inc.	910,896	40,608
Brown-Forman Corp. Class B (non-vtg.)	97,571	7,269
Coca-Cola Enterprises, Inc.	356,002	6,953

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Beverages – continued
Constellation Brands, Inc. Class A (sub. vtg.) (a)	231,314	$ 5,713
Molson Coors Brewing Co. Class B (d)	67,344	4,974
Pepsi Bottling Group, Inc.	158,658	5,093
PepsiCo, Inc.	1,943,863	113,211
The Coca-Cola Co.	2,417,045	101,419
		285,240
Food & Staples Retailing – 2.3%
Albertsons, Inc.	432,708	10,960
Costco Wholesale Corp.	555,151	30,217
CVS Corp.	959,061	28,503
Kroger Co.	851,202	17,245
Safeway, Inc.	527,628	13,259
SUPERVALU, Inc.	159,784	4,635
Sysco Corp.	726,637	21,719
Wal-Mart Stores, Inc.	2,930,989	131,982
Walgreen Co.	1,187,474	49,791
Whole Foods Market, Inc.	163,003	10,005
		318,316
Food Products 1.1%
Archer-Daniels Midland Co.	767,110	27,877
Campbell Soup Co.	216,220	6,949
ConAgra Foods, Inc.	609,246	13,818
Dean Foods Co. (a)	159,208	6,306
General Mills, Inc.	417,904	20,619
H.J. Heinz Co.	393,066	16,316
Hershey Co.	210,268	11,216
Kellogg Co.	294,956	13,659
McCormick & Co., Inc. (non-vtg.)	155,594	5,419
Sara Lee Corp.	891,869	15,938
Tyson Foods, Inc. Class A	295,629	4,316
Wm. Wrigley Jr. Co.	208,210	9,800
Wm. Wrigley Jr. Co. Class B	52,052	2,452
		154,685
Household Products – 2.2%
Clorox Co.	176,122	11,304
Colgate-Palmolive Co.	604,662	35,748
Kimberly Clark Corp.	540,711	31,648
Procter & Gamble Co.	3,859,079	224,637
		303,337

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Personal Products 0.2%
Alberto-Culver Co.	88,634	$ 3,986
Avon Products, Inc.	528,572	17,237
Estee Lauder Companies, Inc. Class A	139,809	5,190
		26,413
Tobacco 1.4%
Altria Group, Inc.	2,448,599	179,140
Reynolds American, Inc. (d)	100,367	11,005
UST, Inc.	191,915	8,431
		198,576

TOTAL CONSUMER STAPLES		1,286,567

ENERGY 9.9%
Energy Equipment & Services – 2.1%
Baker Hughes, Inc.	401,580	32,460
BJ Services Co.	380,338	14,472
Halliburton Co.	605,700	47,335
Nabors Industries Ltd. (a)	370,796	13,842
National Oilwell Varco, Inc. (a)	204,999	14,139
Noble Corp.	160,919	12,703
Rowan Companies, Inc. (d)	128,254	5,685
Schlumberger Ltd. (NY Shares)	1,386,518	95,864
Transocean, Inc. (a)	382,454	31,006
Weatherford International Ltd. (a)	409,251	21,662
		289,168
Oil, Gas & Consumable Fuels – 7.8%
Amerada Hess Corp.	93,906	13,454
Anadarko Petroleum Corp	270,374	28,341
Apache Corp.	387,547	27,531
Chesapeake Energy Corp.	438,367	13,887
Chevron Corp.	2,611,931	159,380
ConocoPhillips	1,935,556	129,489
Devon Energy Corp.	518,436	31,163
El Paso Corp.	773,461	9,985
EOG Resources, Inc.	284,579	19,986
Exxon Mobil Corp.	7,164,499	451,943
Kerr-McGee Corp.	136,092	13,590
Kinder Morgan, Inc.	123,470	10,868
Marathon Oil Corp.	430,374	34,154

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Murphy Oil Corp.	193,737	$ 9,722
Occidental Petroleum Corp.	505,415	51,926
Sunoco, Inc.	156,240	12,662
Valero Energy Corp.	729,596	47,234
Williams Companies, Inc.	697,703	15,301
XTO Energy, Inc.	426,134	18,047
		1,098,663

TOTAL ENERGY		1,387,831

FINANCIALS – 21.6%
Capital Markets 3.6%
Ameriprise Financial, Inc.	294,083	14,422
Bank of New York Co., Inc.	904,997	31,811
Bear Stearns Companies, Inc.	140,052	19,959
Charles Schwab Corp.	1,210,663	21,671
E*TRADE Financial Corp. (a)	490,331	12,199
Federated Investors, Inc. Class B (non-vtg.)	98,832	3,469
Franklin Resources, Inc.	179,053	16,673
Goldman Sachs Group, Inc.	511,559	81,998
Janus Capital Group, Inc.	251,996	4,904
Legg Mason, Inc.	145,332	17,219
Lehman Brothers Holdings, Inc.	317,267	47,955
Mellon Financial Corp.	486,167	18,294
Merrill Lynch & Co., Inc.	1,077,444	82,166
Morgan Stanley	1,259,863	81,009
Northern Trust Corp.	217,348	12,800
State Street Corp.	390,705	25,521
T. Rowe Price Group, Inc.	154,920	13,043
		505,113
Commercial Banks – 6.2%
AmSouth Bancorp.	405,450	11,734
Bank of America Corp.	5,449,641	272,046
BB&T Corp.	628,202	26,975
Comerica, Inc.	190,989	10,862
Compass Bancshares, Inc.	145,014	7,970
Fifth Third Bancorp	651,907	26,350
First Horizon National Corp.	147,838	6,271
Huntington Bancshares, Inc.	291,836	7,048
KeyCorp	475,367	18,169

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
M&T Bank Corp.	93,100	$ 11,116
Marshall & Ilsley Corp.	260,514	11,911
National City Corp.	642,250	23,699
North Fork Bancorp, Inc., New York	558,111	16,816
PNC Financial Services Group, Inc.	342,876	24,505
Regions Financial Corp.	535,433	19,549
SunTrust Banks, Inc.	435,026	33,641
Synovus Financial Corp.	367,538	10,291
U.S. Bancorp, Delaware	2,112,956	66,431
Wachovia Corp.	1,903,721	113,938
Wells Fargo & Co.	1,966,306	135,066
Zions Bancorp	122,456	10,168
		864,556
Consumer Finance – 1.0%
American Express Co.	1,452,135	78,139
Capital One Financial Corp.	353,285	30,609
SLM Corp.	489,629	25,892
		134,640
Diversified Financial Services – 3.6%
CIT Group, Inc.	234,395	12,660
Citigroup, Inc.	5,856,244	292,519
JPMorgan Chase & Co.	4,089,565	185,584
Moody’s Corp.	285,420	17,699
		508,462
Insurance – 4.7%
ACE Ltd.	378,184	21,004
AFLAC, Inc.	584,502	27,787
Allstate Corp.	756,752	42,749
AMBAC Financial Group, Inc.	123,811	10,197
American International Group, Inc.	3,045,401	198,712
Aon Corp.	377,748	15,831
Cincinnati Financial Corp.	204,277	8,710
Genworth Financial, Inc. Class A (non-vtg.)	442,059	14,676
Hartford Financial Services Group, Inc.	354,870	32,623
Lincoln National Corp.	334,838	19,447
Loews Corp.	159,210	16,900
Marsh & McLennan Companies, Inc.	641,790	19,684
MBIA, Inc.	157,231	9,376
MetLife, Inc.	889,307	46,333

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Insurance – continued
Principal Financial Group, Inc.	327,934	$ 16,826
Progressive Corp.	230,800	25,049
Prudential Financial, Inc.	580,779	45,376
SAFECO Corp.	144,637	7,507
The Chubb Corp.	469,106	24,178
The St. Paul Travelers Companies, Inc.	816,509	35,951
Torchmark Corp.	121,515	7,304
UnumProvident Corp.	350,390	7,116
XL Capital Ltd. Class A	204,647	13,484
		666,820
Real Estate 0.9%
Apartment Investment & Management Co. Class A	113,301	5,063
Archstone-Smith Trust	250,272	12,233
Boston Properties, Inc.	105,277	9,293
Equity Office Properties Trust	435,707	14,073
Equity Residential (SBI)	340,752	15,290
Kimco Realty Corp.	249,357	9,259
Plum Creek Timber Co., Inc.	216,259	7,850
ProLogis Trust	285,691	14,347
Public Storage, Inc. (d)	97,009	7,458
Simon Property Group, Inc.	214,626	17,574
Vornado Realty Trust	139,226	13,316
		125,756
Thrifts & Mortgage Finance – 1.6%
Countrywide Financial Corp.	707,488	28,766
Fannie Mae	1,135,632	57,463
Freddie Mac	810,743	49,504
Golden West Financial Corp., Delaware	300,429	21,592
MGIC Investment Corp.	102,652	7,257
Sovereign Bancorp, Inc.	419,050	9,290
Washington Mutual, Inc.	1,163,395	52,423
		226,295

TOTAL FINANCIALS		3,031,642

HEALTH CARE – 12.1%
Biotechnology – 1.2%
Amgen, Inc. (a)	1,371,147	92,827
Applera Corp. – Applied Biosystems Group	215,032	6,202

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
Biogen Idec, Inc. (a)	403,728	$ 18,107
Genzyme Corp. (a)	304,809	18,642
Gilead Sciences, Inc. (a)	542,394	31,188
MedImmune, Inc. (a)	299,726	9,432
		176,398
Health Care Equipment & Supplies – 1.9%
Bausch & Lomb, Inc. (d)	63,086	3,088
Baxter International, Inc.	760,860	28,684
Becton, Dickinson & Co.	290,196	18,294
Biomet, Inc.	290,420	10,798
Boston Scientific Corp. (a)	1,354,521	31,479
C.R. Bard, Inc.	122,031	9,086
Fisher Scientific International, Inc. (a)	144,784	10,215
Hospira, Inc. (a)	188,727	7,275
Medtronic, Inc.	1,416,175	70,979
Millipore Corp. (a)	61,095	4,508
PerkinElmer, Inc.	153,463	3,290
St. Jude Medical, Inc. (a)	430,105	16,981
Stryker Corp.	342,843	14,999
Thermo Electron Corp. (a)	190,277	7,333
Waters Corp. (a)	122,632	5,558
Zimmer Holdings, Inc. (a)	290,706	18,285
		260,852
Health Care Providers & Services – 2.7%
Aetna, Inc.	665,373	25,617
AmerisourceBergen Corp.	245,240	10,582
Cardinal Health, Inc.	495,071	33,343
Caremark Rx, Inc.	526,384	23,977
CIGNA Corp.	142,049	15,199
Coventry Health Care, Inc. (a)	188,103	9,343
Express Scripts, Inc. (a)	171,736	13,419
HCA, Inc.	478,621	21,007
Health Management Associates, Inc. Class A	282,350	5,847
Humana, Inc. (a)	191,817	8,666
IMS Health, Inc.	233,770	6,354
Laboratory Corp. of America Holdings (a)	147,013	8,394
Manor Care, Inc.	92,773	4,068
McKesson Corp.	359,176	17,452
Medco Health Solutions, Inc. (a)	357,157	19,011

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
Patterson Companies, Inc. (a)	162,669	$ 5,300
Quest Diagnostics, Inc.	190,874	10,637
Tenet Healthcare Corp. (a)	551,808	4,591
UnitedHealth Group, Inc.	1,591,324	79,152
WellPoint, Inc. (a)	774,370	54,980
		376,939
Pharmaceuticals – 6.3%
Abbott Laboratories	1,805,254	77,157
Allergan, Inc.	177,929	18,277
Barr Pharmaceuticals, Inc. (a)	124,086	7,513
Bristol-Myers Squibb Co.	2,298,561	58,337
Eli Lilly & Co.	1,325,797	70,161
Forest Laboratories, Inc. (a)	382,364	15,440
Johnson & Johnson	3,491,792	204,654
King Pharmaceuticals, Inc. (a)	284,030	4,939
Merck & Co., Inc.	2,566,035	88,323
Mylan Laboratories, Inc.	256,484	5,602
Pfizer, Inc.	8,633,002	218,674
Schering-Plough Corp.	1,735,854	33,537
Watson Pharmaceuticals, Inc. (a)	119,242	3,391
Wyeth	1,576,997	76,752
		882,757

TOTAL HEALTH CARE		1,696,946

INDUSTRIALS – 11.6%
Aerospace & Defense – 2.4%
General Dynamics Corp.	469,654	30,819
Goodrich Corp.	144,795	6,443
Honeywell International, Inc.	974,547	41,418
L 3 Communications Holdings, Inc.	142,281	11,624
Lockheed Martin Corp.	420,352	31,905
Northrop Grumman Corp.	411,480	27,528
Raytheon Co.	523,422	23,172
Rockwell Collins, Inc.	202,138	11,562
The Boeing Co.	939,086	78,367
United Technologies Corp.	1,191,391	74,831
		337,669

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Air Freight & Logistics – 1.1%
FedEx Corp.	356,542	$ 41,049
Ryder System, Inc.	71,371	3,722
United Parcel Service, Inc. Class B	1,281,377	103,881
		148,652
Airlines – 0.1%
Southwest Airlines Co.	830,809	13,476
Building Products 0.2%
American Standard Companies, Inc.	209,131	9,103
Masco Corp.	488,440	15,581
		24,684
Commercial Services & Supplies – 0.7%
Allied Waste Industries, Inc. (a)(d)	283,674	4,017
Avery Dennison Corp.	129,604	8,100
Cendant Corp.	1,182,892	20,618
Cintas Corp.	161,648	6,786
Equifax, Inc.	151,840	5,852
Monster Worldwide, Inc. (a)	148,351	8,515
Pitney Bowes, Inc.	266,317	11,145
R.R. Donnelley & Sons Co.	253,387	8,537
Robert Half International, Inc.	201,215	8,505
Waste Management, Inc.	648,008	24,274
		106,349
Construction & Engineering – 0.1%
Fluor Corp. (d)	101,871	9,465
Electrical Equipment – 0.5%
American Power Conversion Corp.	201,658	4,485
Cooper Industries Ltd. Class A	107,717	9,851
Emerson Electric Co.	482,702	41,006
Rockwell Automation, Inc.	207,944	15,068
		70,410
Industrial Conglomerates – 4.1%
3M Co.	885,821	75,676
General Electric Co.	12,229,699	423,025
Textron, Inc.	155,310	13,970
Tyco International Ltd.	2,364,633	62,308
		574,979
Machinery – 1.6%
Caterpillar, Inc.	787,121	59,617

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Machinery – continued
Cummins, Inc.	54,507	$ 5,696
Danaher Corp.	278,348	17,845
Deere & Co.	277,953	24,399
Dover Corp.	238,533	11,867
Eaton Corp.	174,703	13,391
Illinois Tool Works, Inc.	240,608	24,710
Ingersoll-Rand Co. Ltd. Class A	384,226	16,810
ITT Industries, Inc.	216,715	12,186
Navistar International Corp. (a)	72,385	1,910
PACCAR, Inc.	198,627	14,287
Pall Corp.	146,570	4,423
Parker Hannifin Corp.	140,480	11,386
		218,527
Road & Rail 0.8%
Burlington Northern Santa Fe Corp.	437,592	34,802
CSX Corp.	257,456	17,633
Norfolk Southern Corp.	483,674	26,118
Union Pacific Corp.	310,851	28,353
		106,906
Trading Companies & Distributors – 0.0%
W.W. Grainger, Inc.	89,709	6,900

TOTAL INDUSTRIALS		1,618,017

INFORMATION TECHNOLOGY – 15.7%
Communications Equipment – 3.0%
ADC Telecommunications, Inc. (a)	137,394	3,076
Andrew Corp. (a)	186,948	1,978
Avaya, Inc. (a)	489,304	5,872
CIENA Corp. (a)	683,273	2,795
Cisco Systems, Inc. (a)	7,216,390	151,183
Comverse Technology, Inc. (a)	237,011	5,368
Corning, Inc. (a)	1,813,886	50,118
JDS Uniphase Corp. (a)	1,966,691	6,864
Lucent Technologies, Inc. (a)	5,243,654	14,630
Motorola, Inc.	2,932,770	62,615
QUALCOMM, Inc.	1,943,307	99,769
Tellabs, Inc. (a)	528,442	8,376
		412,644

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – 3.6%
Apple Computer, Inc. (a)	999,267	$ 70,338
Dell, Inc. (a)	2,761,363	72,348
EMC Corp. (a)	2,788,618	37,674
Gateway, Inc. (a)(d)	310,081	682
Hewlett-Packard Co.	3,318,560	107,754
International Business Machines Corp.	1,838,912	151,416
Lexmark International, Inc. Class A (a)	127,056	6,188
NCR Corp. (a)	213,539	8,413
Network Appliance, Inc. (a)	439,003	16,274
QLogic Corp. (a)	189,308	3,939
SanDisk Corp. (a)	215,917	13,782
Sun Microsystems, Inc. (a)	4,060,748	20,304
		509,112
Electronic Equipment & Instruments – 0.4%
Agilent Technologies, Inc. (a)	503,060	19,328
Jabil Circuit, Inc. (a)	204,839	7,987
Molex, Inc.	167,181	6,206
Sanmina-SCI Corp. (a)	624,387	3,241
Solectron Corp. (a)	1,073,044	4,292
Symbol Technologies, Inc.	296,824	3,161
Tektronix, Inc.	95,751	3,382
		47,597
Internet Software & Services – 1.4%
eBay, Inc. (a)	1,353,400	46,570
Google, Inc. Class A (sub. vtg.) (a)	237,149	99,114
VeriSign, Inc. (a)	286,956	6,749
Yahoo!, Inc. (a)	1,480,562	48,533
		200,966
IT Services – 1.0%
Affiliated Computer Services, Inc. Class A (a)	137,889	7,689
Automatic Data Processing, Inc.	679,998	29,974
Computer Sciences Corp. (a)	218,814	12,812
Convergys Corp. (a)	164,066	3,194
Electronic Data Systems Corp.	603,674	16,347
First Data Corp.	900,039	42,923
Fiserv, Inc. (a)	216,465	9,758
Paychex, Inc.	391,931	15,830

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
IT Services – continued
Sabre Holdings Corp. Class A	154,694	$ 3,572
Unisys Corp. (a)	401,225	2,504
		144,603
Office Electronics – 0.1%
Xerox Corp. (a)	1,092,697	15,341
Semiconductors & Semiconductor Equipment – 3.0%
Advanced Micro Devices, Inc. (a)	564,221	18,253
Altera Corp. (a)	421,559	9,207
Analog Devices, Inc.	429,590	16,290
Applied Materials, Inc.	1,861,512	33,414
Applied Micro Circuits Corp. (a)(d)	345,311	1,267
Broadcom Corp. Class A (a)	516,830	21,247
Freescale Semiconductor, Inc. Class B (a)	481,512	15,249
Intel Corp.	6,902,465	137,911
KLA Tencor Corp.	234,105	11,274
Linear Technology Corp.	358,671	12,733
LSI Logic Corp. (a)	459,574	4,894
Maxim Integrated Products, Inc.	376,158	13,263
Micron Technology, Inc. (a)	789,130	13,392
National Semiconductor Corp.	395,968	11,871
Novellus Systems, Inc. (a)	156,491	3,865
NVIDIA Corp. (a)	401,678	11,737
PMC-Sierra, Inc. (a)(d)	217,978	2,709
Teradyne, Inc. (a)	232,424	3,919
Texas Instruments, Inc.	1,877,666	65,174
Xilinx, Inc.	404,509	11,193
		418,862
Software 3.2%
Adobe Systems, Inc.	703,752	27,587
Autodesk, Inc.	270,795	11,384
BMC Software, Inc. (a)	249,704	5,379
CA, Inc.	535,333	13,576
Citrix Systems, Inc. (a)	209,402	8,359
Compuware Corp. (a)	449,119	3,449
Electronic Arts, Inc. (a)	356,439	20,246
Intuit, Inc. (a)	207,609	11,246
Microsoft Corp.	10,426,672	251,804
Novell, Inc. (a)	456,927	3,756
Oracle Corp. (a)	4,421,283	64,507

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Software – continued
Parametric Technology Corp. (a)	130,329	$ 1,947
Symantec Corp. (a)	1,224,109	20,051
		443,291

TOTAL INFORMATION TECHNOLOGY		2,192,416

MATERIALS 3.1%
Chemicals – 1.5%
Air Products & Chemicals, Inc.	261,205	17,898
Ashland, Inc.	83,615	5,504
Dow Chemical Co.	1,135,067	46,095
E.I. du Pont de Nemours & Co.	1,079,391	47,601
Eastman Chemical Co.	95,785	5,206
Ecolab, Inc.	213,904	8,086
Engelhard Corp.	145,206	5,577
Hercules, Inc. (a)	132,448	1,882
International Flavors & Fragrances, Inc.	92,623	3,272
Monsanto Co.	316,056	26,359
PPG Industries, Inc.	193,984	13,020
Praxair, Inc.	378,713	21,257
Rohm & Haas Co.	168,976	8,550
Sigma Aldrich Corp.	78,461	5,383
		215,690
Construction Materials 0.1%
Vulcan Materials Co.	117,789	10,007
Containers & Packaging – 0.2%
Ball Corp.	122,358	4,892
Bemis Co., Inc.	123,548	3,887
Pactiv Corp. (a)	168,114	4,092
Sealed Air Corp.	95,498	5,143
Temple-Inland, Inc.	130,068	6,040
		24,054
Metals & Mining – 1.0%
Alcoa, Inc.	1,022,898	34,553
Allegheny Technologies, Inc.	101,437	7,034
Freeport-McMoRan Copper & Gold, Inc. Class B	215,938	13,945
Newmont Mining Corp.	524,209	30,593
Nucor Corp.	182,342	19,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Metals & Mining – continued
Phelps Dodge Corp.	238,798	$ 20,582
United States Steel Corp. (d)	127,693	8,747
		135,296
Paper & Forest Products 0.3%
International Paper Co.	577,958	21,009
Louisiana-Pacific Corp.	124,409	3,431
MeadWestvaco Corp.	212,914	6,070
Weyerhaeuser Co.	285,410	20,113
		50,623

TOTAL MATERIALS		435,670

TELECOMMUNICATION SERVICES – 3.2%
Diversified Telecommunication Services – 2.4%
AT&T, Inc.	4,552,083	119,310
BellSouth Corp.	2,109,360	71,254
CenturyTel, Inc.	135,173	5,096
Citizens Communications Co.	385,376	5,118
Qwest Communications International, Inc. (a)(d)	1,820,079	12,213
Verizon Communications, Inc.	3,434,012	113,425
		326,416
Wireless Telecommunication Services – 0.8%
ALLTEL Corp.	455,212	29,302
Sprint Nextel Corp.	3,481,469	86,340
		115,642

TOTAL TELECOMMUNICATION SERVICES		442,058

UTILITIES – 3.1%
Electric Utilities – 1.4%
Allegheny Energy, Inc. (a)	191,459	6,822
American Electric Power Co., Inc.	461,947	15,457
Edison International	382,271	15,448
Entergy Corp.	243,865	17,056
Exelon Corp.	782,858	42,274
FirstEnergy Corp.	386,993	19,624
FPL Group, Inc.	473,490	18,750
Pinnacle West Capital Corp.	116,351	4,666
PPL Corp.	446,134	12,956

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

UTILITIES – continued
Electric Utilities – continued
Progress Energy, Inc.	296,010	$ 12,669
Southern Co.	870,274	28,049
		193,771
Gas Utilities 0.0%
Nicor, Inc.	51,850	2,054
Peoples Energy Corp. (d)	44,993	1,635
		3,689
Independent Power Producers & Energy Traders – 0.4%
AES Corp. (a)	769,662	13,061
Constellation Energy Group, Inc.	209,379	11,499
Dynegy, Inc. Class A (a)(d)	353,485	1,757
TXU Corp.	542,956	26,947
		53,264
Multi-Utilities – 1.3%
Ameren Corp.	240,226	12,100
CenterPoint Energy, Inc.	363,844	4,373
CMS Energy Corp. (a)(d)	259,014	3,450
Consolidated Edison, Inc.	287,969	12,417
Dominion Resources, Inc.	407,695	30,524
DTE Energy Co.	208,626	8,508
Duke Energy Corp.	1,454,063	42,342
KeySpan Corp.	204,825	8,271
NiSource, Inc.	319,889	6,753
PG&E Corp.	405,161	16,142
Public Service Enterprise Group, Inc.	294,139	18,443
Sempra Energy	303,195	13,953
TECO Energy, Inc.	244,431	3,906
Xcel Energy, Inc.	473,791	8,926
		190,108

TOTAL UTILITIES		440,832

TOTAL COMMON STOCKS
(Cost $10,669,109)		13,947,342

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

U.S. Treasury Obligations 0.0%
		Principal	Value (Note 1)
		Amount (000s)	(000s)
U.S. Treasury Bills, yield at date of purchase 4.6%
6/22/06 (e)
(Cost $6,953)		$ 7,000	$ 6,954
Money Market Funds 1.2%
		Shares
Fidelity Cash Central Fund, 4.8% (b)		47,186,703	47,187
Fidelity Securities Lending Cash Central Fund,
4.83% (b)(c)		124,027,272	124,027
TOTAL MONEY MARKET FUNDS
(Cost $171,214)			171,214
TOTAL INVESTMENT PORTFOLIO 100.8%
(Cost $10,847,276)			14,125,510

NET OTHER ASSETS – (0.8)%			(115,191)
NET ASSETS 100%			$ 14,010,319

Futures Contracts
	Expiration	Underlying	Unrealized
	Date	Face Amount	Appreciation/
		at Value (000s)	(Depreciation)
			(000s)
Purchased
Equity Index Contracts
199 S&P 500 Index Contracts	June 2006	$ 65,466	$ 116

The face value of futures purchased as a percentage of net assets – 0.5%

Legend
(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Security or a portion of the security was
pledged to cover margin requirements
for futures contracts. At the period end,
the value of securities pledged
amounted to $6,954,000.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Investments continued

Affiliated Central Funds

Information regarding fiscal year to date income earned by the fund from the affiliated Central funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$ 4,372
Fidelity Securities Lending Cash Central Fund	739
Total	$ 5,111

Income Tax Information

At April 30, 2006, the fund had a capital loss carryforward of approximately $77,280,000 all of which will expire on April 30, 2011.

See accompanying notes which are an integral part of the financial statements.

Annual Report 28

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amounts)		April 30, 2006

Assets
Investment in securities, at value (including securities
loaned of $119,965) See accompanying schedule:
Unaffiliated issuers (cost $10,676,062)	$ 13,954,296
Affiliated Central Funds (cost $171,214)	171,214
Total Investments (cost $10,847,276)		$ 14,125,510
Receivable for investments sold		775
Receivable for fund shares sold		7,784
Dividends receivable		16,498
Interest receivable		238
Receivable for daily variation on futures contracts		40
Other affiliated receivables		40
Other receivables		57
Total assets		14,150,942

Liabilities
Payable for fund shares redeemed	15,479
Accrued management fee	812
Other affiliated payables	305
Collateral on securities loaned, at value	124,027
Total liabilities		140,623

Net Assets		$ 14,010,319
Net Assets consist of:
Paid in capital		$ 10,789,966
Undistributed net investment income		91,024
Accumulated undistributed net realized gain (loss) on
investments		(149,021)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		3,278,350
Net Assets		$ 14,010,319

Investor Class:
Net Asset Value, offering price and redemption price
per share ($7,246,910 ÷ 79,784 shares)		$ 90.83

Fidelity Advantage Class:
Net Asset Value, offering price and redemption price
per share ($6,763,409 ÷ 74,453 shares)		$ 90.84

See accompanying notes which are an integral part of the financial statements.

29 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended April 30, 2006

Investment Income
Dividends		$ 241,699
Interest		564
Income from affiliated Central Funds		5,111
Total income		247,374

Expenses
Management fee	$ 10,784
Transfer agent fees	1,329
Independent trustees’ compensation	55
Appreciation in deferred trustee compensation account	9
Interest	2
Miscellaneous	39
Total expenses before reductions	12,218
Expense reductions	(77)	12,141

Net investment income (loss)		235,233
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	342,441
Futures contracts	22,216
Total net realized gain (loss)		364,657
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,261,580
Futures contracts	2,909
Total change in net unrealized appreciation
(depreciation)		1,264,489
Net gain (loss)		1,629,146
Net increase (decrease) in net assets resulting from
operations		$ 1,864,379

See accompanying notes which are an integral part of the financial statements.

Annual Report

30

Statement of Changes in Net Assets
	Year ended	Year ended
	April 30,	April 30,
Amounts in thousands	2006	2005
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 235,233	$ 216,293
Net realized gain (loss)	364,657	(55,541)
Change in net unrealized appreciation (depreciation) .	1,264,489	468,154
Net increase (decrease) in net assets resulting
from operations	1,864,379	628,906
Distributions to shareholders from net investment income .	(210,865)	(195,056)
Share transactions - net increase (decrease)	324,647	1,403,354
Redemption fees	354	378
Total increase (decrease) in net assets	1,978,515	1,837,582

Net Assets
Beginning of period	12,031,804	10,194,222
End of period (including undistributed net investment
income of $91,024 and undistributed net investment
income of $67,463, respectively)	$ 14,010,319	$ 12,031,804

See accompanying notes which are an integral part of the financial statements.

31 Annual Report

Financial Highlights Investor Class

Years ended April 30,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of
period	$ 80.02	$ 76.63	$ 63.37	$ 74.28	$ 86.16
Income from Investment
Operations
Net investment income (loss)B	1.51	1.54C	1.10	1.02	.96
Net realized and unrealized
gain (loss)	10.68	3.26	13.18	(10.95)	(11.88)
Total from investment operations	12.19	4.80	14.28	(9.93)	(10.92)
Distributions from net investment
income	(1.38)	(1.41)	(1.02)	(.99)	(.96)
Redemption fees added to paid in
capitalB	—E	—E	—E	.01	—E
Net asset value, end of period	$ 90.83	$ 80.02	$ 76.63	$ 63.37	$ 74.28
Total ReturnA	15.34%	6.25%	22.65%	(13.38)%	(12.77)%
Ratios to Average Net AssetsD
Expenses before reductions	.10%	.32%	.39%	.41%	.39%
Expenses net of fee waivers, if
any	.10%	.13%	.19%	.19%	.19%
Expenses net of all reductions	.10%	.13%	.19%	.19%	.19%
Net investment income (loss)	1.77%	1.94%C	1.51%	1.62%	1.21%
Supplemental Data
Net assets, end of period (in
millions)	$ 7,247	$12,032	$10,194	$ 7,270	$ 8,421
Portfolio turnover rate	7%	4%	4%	9%	4%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.23 per share. Excluding the special dividend, the ratio of net investment income (loss) to average net assets would have been 1.64% .
D Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

32

Financial Highlights Fidelity Advantage Class

Period ended April 30,	2006E
Selected Per Share Data
Net asset value, beginning of period	$ 2.30
Income from Investment Operations
Net investment income (loss)D	87
Net realized and unrealized gain (loss)	8.61
Total from investment operations	9.48
Distributions from net investment income	(.94)
Redemption fees added to paid in capitalD	—G
Net asset value, end of period	$ 90.84
Total ReturnB,C	11.56%
Ratios to Average Net AssetsF
Expenses before reductions	07%A
Expenses net of fee waivers, if any	07%A
Expenses net of all reductions	07%A
Net investment income (loss)	1.81%A
Supplemental Data
Net assets, end of period (in millions)	$ 6,763
Portfolio turnover rate	7%

A Annualized
B Total returns for periods of less than one year are not annualized.
C Total returns would have been lower had certain expenses not been reduced during the periods shown.
D Calculated based on average shares outstanding during the period.
E For the period October 14, 2005 (commencement of sale of shares) to April 30, 2006.
F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

33 Annual Report

Notes to Financial Statements

For the period ended April 30, 2006 (Amounts in thousands except ratios)

1. Significant Accounting Policies.

Spartan 500 Index Fund (the fund) is a fund of Fidelity Commonwealth Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust.

The fund offers Investor Class and Fidelity Advantage Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The fund commenced sale of Fidelity Advantage Class (Advantage Class) shares on October 14, 2005, and the existing class of the fund was re designated as Investor Class (Investor Class). After the commencement of the Advantage Class, the fund began offering voluntary and automatic conversions between classes to eligible shareholders of the Investor Class. Investment income, realized and unrealized capital gains and losses, the common expenses of the fund, and certain fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the fund. Each class differs with respect to transfer agent fees incurred and certain class level expense reductions.

The fund may invest in affiliated money market central funds (Money Market Central Funds), which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require manage ment to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

Annual Report

34

1. Significant Accounting Policies continued
Security Valuation continued

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties markets, reviewing developments in foreign markets and evaluating the perfor mance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes

35 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

1. Significant Accounting Policies continued
Investment Transactions and Income continued

coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to futures transactions, partnerships, deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

Annual Report

36

1. Significant Accounting Policies continued
Income Tax Information and Distributions to Shareholders continued

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ 4,390,358
Unrealized depreciation	(1,184,139)
Net unrealized appreciation (depreciation)	3,206,219
Undistributed ordinary income	66,999
Capital loss carryforward	(77,280)

Cost for federal income tax purposes	$ 10,919,291

The tax character of distributions paid was as follows:

	April 30,	April 30,
	2006	2005
Ordinary Income	$ 210,865	$ 195,056

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase a fund’s exposure to the underlying instrument, while selling futures tends to decrease a fund’s exposure to the underlying instrument or hedge other fund investments. Upon entering into a futures contract, a fund is required to deposit with a clearing broker, no later than the following business day, an amount (“initial margin”) equal to a certain percentage of the face value of the contract. The initial margin may be in the form of cash or securities and is transferred to a segregated account on settlement date. Subsequent payments (“variation margin”) are made or received by a fund depending on the daily fluctuations in the value of the futures contract and are accounted for as unrealized gains or losses. Realized gains (losses) are recorded upon the expiration or closing of the futures contract. Securities deposited to meet margin requirements are identified in the Schedule of Investments. Futures contracts involve, to varying degrees, risk of loss in excess of any futures variation margin reflected in the Statement of Assets and Liabilities. The underlying face amount at value of any open futures contracts at period end is shown in the Schedule of Investments under the caption “Futures Contracts.” This amount reflects each contract’s exposure to the underlying instrument at period end. Losses may arise from changes in the value of

37 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

2. Operating Policies continued
Futures Contracts continued

the underlying instruments or if the counterparties do not perform under the contract’s terms. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities, aggregated $1,360,705 and $855,514, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. Effective October 1, 2005, an amendment to the management contract was approved by the Board of Trustees lowering the management fee from .10% to .07% of the fund’s average net assets.

In addition, effective October 1, 2005, a new expense contract with FMR was approved by the Board of Trustees limiting total expenses of Investor Class to .10% of average net assets and those of the Advantage Class to .07% of average net assets, excluding the compensation of the independent Trustees and certain other expenses such as interest expense. Prior to October 1, 2005, the management fee was based on an annual rate of .10% of the fund’s average net assets. FMR paid all other expenses (with certain exceptions).

Sub Adviser. Geode Capital Management, LLC (Geode), serves as sub adviser for the fund. Geode provides discretionary investment advisory services to the fund and is paid by FMR for providing these services.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. Effective October 1, 2005, FSC receives asset based fees of ..06% and .03% of average net assets for the Inves tor Class and Advantage Class, respectively. Under the new expense contract, the Inves tor Class pays transfer agent fees at an annual rate of .03%, and the Advantage Class pays no transfer agent fees. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Annual Report

38

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit, which amounts to $39 and is reflected in Miscellaneous Expense on the Statement of Operations. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. On the settlement date of the loan, the fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from affiliated central funds. Net income from lending portfolio securities during the period amounted to $739.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $16,853. The weighted average interest rate was 3.25% . At period end, there were no bank borrowings outstanding.

39 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Expense Reductions.

Through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s miscellaneous expense and transfer agent fees by $17 and $60, respectively.

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended April 30,	2006A	2005
From net investment income
Investor Class	$ 144,378	$ 195,056
Advantage Class	66,487	—
Total	$ 210,865	$ 195,056

A Distributions for Advantage Class are for the period October 14, 2005 (commencement of sale of shares) to April 30, 2006.

Annual Report

40

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended April 30,	2006A	2005	2006A	2005
Investor Class
Shares sold	20,789	36,404	$ 1,770,157	$ 2,923,173
Conversions to Advantage Class	(66,836)	—	(5,500,576)	—
Reinvestment of distributions	1,596	2,255	135,676	182,052
Shares redeemed	(26,132)	(21,315)	(2,247,074)	(1,701,871)
Net increase (decrease)	(70,583)	17,344	$ (5,841,817)	$ 1,403,354
Advantage Class
Shares sold	13,911	—	$ 1,220,593	$ —
Conversions from Investor Class	66,836	—	5,500,576	—
Reinvestment of distributions	689	—	60,215	—
Shares redeemed	(6,983)	—	(614,920)	—
Net increase (decrease)	74,453	—	$ 6,166,464	$ —

A Share transactions for Advantage Class are for the period October 14, 2005 (commencement of sale of shares) to April 30, 2006.

41 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Commonwealth Trust and Shareholders of Spartan 500 Index Fund:

We have audited the accompanying statement of assets and liabilities of Spartan 500 Index Fund (the Fund), a fund of Fidelity Commonwealth Trust, including the schedule of investments as of April 30, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures in cluded confirmation of securities owned as of April 30, 2006, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Spartan 500 Index Fund as of April 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts June 16, 2006

Annual Report

42

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 335 funds advised by FMR or an affiliate. Mr. McCoy oversees 337 funds advised by FMR or an affiliate. Mr. Gamper oversees 280 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1974

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006 present), Chief Executive Officer, Chairman, and a Director of FMR Corp.; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (53)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Spartan 500 Index (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present) and FMR Co., Inc. (2005 present). He also serves as a Director of Fidelity Investments Money Management, Inc. (2005 present) and FMR Corp. (2003 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Corp. (1998 2002). In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (54)

Year of Election or Appointment: 2003

Mr. Reynolds is President and a Director of FMR (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and FMR Co., Inc. (2005 present). Mr. Reynolds also serves as a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp and a Director of Strategic Advisers, Inc. (2005 present). He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

44

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005 present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006 present).

Albert R. Gamper, Jr. (64)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

45 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001).

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display.

Annual Report

46

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (62)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Duke Realty Corporation (real estate). He is also a partner of Franklin Street Partners (private investment management firm). In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves as Chairman of the Board of Directors of the University of North Carolina Health Care System. He also served as Vice President of Finance for the University of North Carolina (16 school system).

47 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1999). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management posi tions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chairman of the Executive Committee (2000 2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002 present), and Metalmark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (67)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

48

Advisory Board Members and Executive Officers:

Correspondence intended for Mr. Keyes may be sent to Fidelity Investments,

P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation James H. Keyes (65)

Year of Election or Appointment: 2006

Member of the Advisory Board of Fidelity Commonwealth Trust. Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993 2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies, 1984 present), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002 present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions, 1998 present).

Peter S. Lynch (62)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Commonwealth Trust. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (1999 present) of FMR Co., Inc. Pre viously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as the Chairman of the Inner City Scholarship Fund.

Dwight D. Churchill (52)

Year of Election or Appointment: 2005

Vice President of Spartan 500 Index. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). He is Executive Vice President of FMR (2005 present) and FMR Co., Inc. (2005 present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2005 present). Previously, Mr. Churchill served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FMR.

49 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Spartan 500 Index. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001 present), Fidelity Research & Analysis Company (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Spartan 500 Index. Mr. Fross also serves as Assistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President and Treasurer of Spartan 500 Index. Ms. Reynolds also serves as President and Treasurer of other Fidelity funds (2004 present) and is a Vice President (2003 present) and an employee (2002 present) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

R. Stephen Ganis (40)

Year of Election or Appointment: 2006

Anti Money Laundering (AML) officer of Spartan 500 Index. Mr. Ganis also serves as AML officer of other Fidelity funds (2006 present) and FMR Corp. (2003 present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000 2002).

Paul M. Murphy (59)

Year of Election or Appointment: 2005

Chief Financial Officer of Spartan 500 Index. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS).

Annual Report

50

Name, Age; Principal Occupation Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Spartan 500 Index. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004 present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002 present). He is Chief Compliance Officer of FMR (2005 present), FMR Co., Inc. (2005 present), Fidelity Management & Research (U.K.) Inc. (2005 present), Fidelity Research & Analysis Company (2005 present), Fidelity Investments Money Management, Inc. (2005 present), and Strategic Advisers, Inc. (2005 present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

Bryan A. Mehrmann (45)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan 500 Index. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (42)

Year of Election or Appointment: 2004

Deputy Treasurer of Spartan 500 Index. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Spartan 500 Index. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

51 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert G. Byrnes (39)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan 500 Index. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1990

Assistant Treasurer of Spartan 500 Index. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

Peter L. Lydecker (52)

Year of Election or Appointment: 2004

Assistant Treasurer of Spartan 500 Index. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (51)

Year of Election or Appointment: 2002

Assistant Treasurer of Spartan 500 Index. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan 500 Index. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Spartan 500 Index. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

52

Distributions

A percentage of the dividends distributed during the fiscal year for the following funds qualifies for the dividends received deduction for corporate shareholders:

	June	December
Spartan 500 Index
Investor Class	100%	100%
Fidelity Advantage Class	N/A	100%

A percentage of the dividends distributed during the fiscal year for the following funds may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

	June	December
Spartan 500 Index
Investor Class	100%	100%
Fidelity Advantage Class	N/A	100%

The funds will notify shareholders in January 2007 of amounts for use in preparing 2006 income tax returns.

53 Annual Report

Proxy Voting Results

A special meeting of the fund’s shareholders was held on November 16, 2005. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect a Board of Trustees.A
	# of	% of
	Votes	Votes

Dennis J. Dirks
Affirmative	18,240,248,322.53	96.150
Withheld	730,313,302.58	3.850
TOTAL	18,970,561,625.11	100.000
Albert R. Gamper, Jr.B
Affirmative	18,204,838,072.06	95.964
Withheld	765,723,553.05	4.036
TOTAL	18,970,561,625.11	100.000
Robert M. Gates
Affirmative	18,191,748,681.13	95.895
Withheld	778,812,943.98	4.105
TOTAL	18,970,561,625.11	100.000
George H. Heilmeier
Affirmative	18,193,638,757.60	95.905
Withheld	776,922,867.51	4.095
TOTAL	18,970,561,625.11	100.000
Abigail P. Johnson
Affirmative	18,103,320,241.78	95.428
Withheld	867,241,383.33	4.572
TOTAL	18,970,561,625.11	100.000
Edward C. Johnson 3d
Affirmative	18,055,585,171.13	95.177
Withheld	914,976,453.98	4.823
TOTAL	18,970,561,625.11	100.000
Stephen P. Jonas
Affirmative	18,188,419,716.35	95.877
Withheld	782,141,908.76	4.123
TOTAL	18,970,561,625.11	100.000
Marie L. Knowles
Affirmative	18,208,650,664.29	95.984
Withheld	761,910,960.82	4.016
TOTAL	18,970,561,625.11	100.000

Ned C. Lautenbach
Affirmative	18,224,936,039.64	96.070
Withheld	745,625,585.47	3.930
TOTAL	18,970,561,625.11	100.000

Marvin L. Mann
Affirmative	18,146,216,753.93	95.655
Withheld	824,344,871.18	4.345
TOTAL	18,970,561,625.11	100.000

William O. McCoy
Affirmative	18,164,580,135.79	95.751
Withheld	805,981,489.32	4.249
TOTAL	18,970,561,625.11	100.000

Robert L. Reynolds
Affirmative	18,197,448,372.22	95.925
Withheld	773,113,252.89	4.075
TOTAL	18,970,561,625.11	100.000

Cornelia M. Small
Affirmative	18,214,122,413.76	96.013
Withheld	756,439,211.35	3.987
TOTAL	18,970,561,625.11	100.000

William S. Stavropoulos
Affirmative	18,186,563,509.46	95.867
Withheld	783,998,115.65	4.133
TOTAL	18,970,561,625.11	100.000

Kenneth L. Wolfe
Affirmative	18,211,332,412.92	95.998
Withheld	759,229,212.19	4.002
TOTAL	18,970,561,625.11	100.000

A Denotes trust-wide proposals and voting results. B Effective on or about January 1, 2006.

Annual Report 54

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Geode Capital Management, LLC
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Mellon Bank, N.A.
Pittsburgh, PA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

SMI-UANN-0606 1.784730.103

Item 2. Code of Ethics

As of the end of the period, April 30, 2006, Fidelity Commonwealth Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Intermediate Bond Fund, Fidelity Large Cap Stock Fund, Fidelity Mid-Cap Stock Fund, Fidelity Small Cap Retirement Fund, Fidelity Small Cap Stock Fund and Spartan 500 Index Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2006A	2005A
Fidelity Intermediate Bond Fund	$51,000	$76,000
Fidelity Large Cap Stock Fund	$35,000	$35,000
Fidelity Mid-Cap Stock Fund	$45,000	$45,000
Fidelity Small Cap Retirement Fund	$37,000	$34,000
Fidelity Small Cap Stock Fund	$42,000	$38,000
Spartan 500 Index Fund	$52,000	$48,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,900,000	$4,700,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended April 30, 2006 and April 30, 2005 the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2006A	2005A
Fidelity Intermediate Bond Fund	$0	$0
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid-Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan 500 Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Audit-Related Fees that were billed by Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2006A	2005A
Fidelity Intermediate Bond Fund	$3,700	$3,600
Fidelity Large Cap Stock Fund	$4,000	$4,000
Fidelity Mid-Cap Stock Fund	$4,000	$4,000
Fidelity Small Cap Retirement Fund	$3,800	$3,300
Fidelity Small Cap Stock Fund	$4,000	$4,000
Spartan 500 Index Fund	$4,000	$4,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Tax Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the funds is shown in the table below.

Fund	2006A	2005A
Fidelity Intermediate Bond Fund	$0	$0
Fidelity Large Cap Stock Fund	$0	$0
Fidelity Mid-Cap Stock Fund	$0	$0
Fidelity Small Cap Retirement Fund	$0	$0
Fidelity Small Cap Stock Fund	$0	$0
Spartan 500 Index Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate Other Fees billed by Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2006A	2005A
Deloitte Entities	$160,000	$400,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended April 30, 2006 and April 30, 2005 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not Applicable.

(g) For the fiscal years ended April 30, 2006 and April 30, 2005, the aggregate fees billed by Deloitte Entities of $530,000A and $700,000A,B for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2006A	2005A
Covered Services	$180,000	$400,000
Non-Covered Services	$350,000	$300,000 B
A	Aggregate amounts may reflect rounding.
B	Reflects current period presentation.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities in its audit of the funds, taking into account representations from Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Commonwealth Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 21, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	June 21, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	June 21, 2006